                                  SCHEDULE 14A
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                          Charter Communications, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

--------------------------------------------------------------------------------

                         [CHARTER COMMUNICATIONS LOGO]

                                                                   June 25, 2003

Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of Charter Communications, Inc. ("the Company"), which will be held at the W Seattle Hotel, 1112 Fourth Avenue, Seattle, Washington on Wednesday, July 23, 2003 at 10:00 a.m. (Pacific Daylight Time).

     All shareholders of record on May 27, 2003 are invited to attend the meeting. For security reasons, however, to gain admission to the meeting you may be required to present identification containing a photograph and to comply with other security measures. Parking at the W Hotel for the Annual Meeting will be complimentary. Please inform the attendant you are attending the Charter Annual Meeting.

     Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the postage-paid envelope that is provided. If you decide to attend the annual meeting, you will have the opportunity to vote in person.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

                                          Sincerely,

                                          /s/ CARL E. VOGEL
                                          Carl E. Vogel
                                          President and Chief Executive Officer

                         [CHARTER COMMUNICATIONS LOGO]

                                 CHARTER PLAZA
                            12405 POWERSCOURT DRIVE
                           ST. LOUIS, MISSOURI 63131
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                       OF
                          CHARTER COMMUNICATIONS, INC.
                            ------------------------

DATE:     Wednesday, July 23, 2003
TIME:     10:00 a.m. (Pacific Daylight Time)
PLACE:    W Seattle Hotel
          1112 Fourth Avenue
          Seattle, Washington

MATTERS TO BE VOTED ON:

1. Election of directors, including:

        - One Class A/Class B director

        - Eight Class B directors

2. An amendment to the Company's 2001 Stock Incentive Plan to increase by 30,000,000 shares the number of shares of Class A common stock authorized for issuance under the plan.

3. Amendments to the 1999 Option Plan and the 2001 Stock Incentive Plan to authorize the repricing of outstanding stock options, including any exchange of options to reduce the exercise price.

4. Ratification of the appointment of KPMG LLP as independent public accountants.

5. Any other matters properly brought before the shareholders at the meeting.

                                          By order of the Board of Directors,

                                          /s/ CURTIS S. SHAW

                                          CURTIS S. SHAW
                                          Secretary

June 25, 2003

                          CHARTER COMMUNICATIONS, INC.

                                PROXY STATEMENT

     Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the envelope provided. This proxy statement was first mailed to shareholders on or about June 25, 2003.

                GENERAL INFORMATION ABOUT VOTING AND THE MEETING

WHAT ARE YOU VOTING ON AT THE MEETING?

     As a holder of Class A common stock, you are being asked to vote, together with the holder of Class B common stock, "FOR" the following:

     - election of Nancy B. Peretsman as the one director to serve as the Class A/Class B director on the Board of Directors of the Company (the "Class A/Class B director");

     - an amendment to the 2001 Stock Incentive Plan to increase by 30,000,000 shares the number of shares of Class A common stock authorized for issuance under the plan;

     - amendments to the 1999 Charter Communications Option Plan and the 2001 Stock Incentive Plan to authorize the repricing of outstanding stock options, including any exchange of options to reduce the exercise price; and

     - ratification of the appointment of KPMG LLP as independent public accountants.

WHY ARE WE VOTING ON ONLY ONE DIRECTOR?

     There currently are a total of eight directors on the Board of Directors. The Company's Certificate of Incorporation provides that all but one of the directors will be elected by vote of the holder of the Class B shares voting alone (the "Class B directors"), and that the sole remaining director, the Class A/Class B director, will be elected by the holders of the Class A and Class B shares voting together.

WHO HAS BEEN NOMINATED FOR ELECTION AS A DIRECTOR AT THE ANNUAL MEETING?

     The Company's Board of Directors has nominated seven of the eight current directors for re-election and has also nominated David C. Merritt as the eighth nominee. Ronald Nelson has declined to stand for reelection due to time commitments required in connection with his new employment. As noted above, however, the holders of Class A shares will be voting for only one director. The Class A/Class B director nominee who is up for election by vote of the Class A and Class B shares voting together at the annual meeting is Nancy B. Peretsman.

     The other seven directors who have been nominated by the Board of Directors are: Paul G. Allen, David C. Merritt, Marc B. Nathanson, William D. Savoy, John
H. Tory, Carl E. Vogel and Larry W. Wangberg.

WHO CAN VOTE?

     For all matters except the election of the seven Class B directors, a total of 294,527,595 shares of Class A common stock, representing approximately 8% of the total voting power of all of the issued and outstanding stock of the Company, and 50,000 shares of Class B common stock, representing approximately 92% of the total voting power, can vote. Each share of Class A common stock is entitled to one vote. Paul Allen, as the sole holder of Charter Communications, Inc. Class B common stock, is entitled to ten votes per share of Class B common stock held by Mr. Allen and his affiliates plus ten votes per of share of Class B Common Stock for which membership units in Charter Communications Holding Company, LLC held by Mr. Allen and its affiliates are exchangeable. Accordingly, each outstanding share of Class B common stock was entitled to 67,836.4 votes at May 27, 2003.

     You can vote your Class A shares if our records show that you owned the shares at the close of business on May 27, 2003. The enclosed proxy card indicates the number of Class A shares that our records show you are entitled to vote.

     You will not have a vote in the election of the Class B directors. Paul G. Allen, the sole holder of Class B shares, will be the only person voting in that election.

WHAT IS THE QUORUM REQUIRED FOR THE MEETING?

     We will hold the annual meeting if holders of shares having a majority of the combined voting power of the Class A and Class B common stock as of the Record Date either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum, even if you fail to indicate your vote.

     Abstentions and broker "non-votes" will be counted as present for purposes of determining whether a quorum exists at the annual meeting.

WHAT IS A BROKER "NON-VOTE"?

     A broker "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power for that particular proposal and has not received voting instructions from the beneficial owner.

WHAT IS THE VOTE REQUIRED FOR THE PROPOSALS ON THE AGENDA?

     A plurality of Class A and Class B votes cast, voting together as a single class, is required for the election of the Class A/Class B director.

     The affirmative vote of a majority of Class A and Class B votes cast at the meeting, voting together as a single class, is required for all other proposals set forth herein.

     Under the Certificate of Incorporation and Bylaws of the Company, for purposes of determining whether votes have been cast, abstentions and broker "non-votes" will not be counted, and therefore will have the same effect as votes against the proposal, except with respect to the election of directors where abstentions and broker non-votes will result in the respective nominee receiving fewer votes but will have no effect on the outcome of the vote.

     A stockholder may vote to "abstain" on proposals to amend the 1999 Stock Option Plan and the 2001 Stock Incentive Plan, and on the ratification of the appointment of KPMG LLP as the Company's independent auditors and the other proposals which may properly come before the Annual Meeting. If a stockholder votes to "abstain," such stockholder's shares will be counted as present at the meeting for purposes of determining a quorum on all matters and for purposes of calculating the vote, but will not be considered to be votes cast with respect to such matters. If an executed proxy is returned by a broker holding shares in street name that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum on all matters, but will not be considered to be votes cast with respect to such matters. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election of directors, the approvals of the amendments to the 1999 Stock Option Plan and the 2001 Stock Incentive Plan or the ratification of the appointment of KPMG LLP as the Company's independent auditors. In addition, in the election of directors, a stockholder may withhold such stockholder's vote. Withheld votes will be excluded from the vote and will have no effect on the outcome of such election.

     We have been advised by Paul G. Allen, the sole holder of Class B shares, that he intends to vote "FOR" all of the eight nominees identified above, including the Class A/Class B director nominee, which would result in the election of the Class A/Class B nominee. We have also been advised by Paul G. Allen, the sole holder of the Class B shares, that he intends to vote "FOR" each of the other proposals on the agenda, which would result in the approval of each those proposals.

WHAT ARE MY CHOICES IN THE PROPOSALS ON THE AGENDA?

     You can vote your shares "FOR," or you can withhold your vote, for the Class A/Class B director nominee, Nancy B. Peretsman. On the proposals not involving the election of directors, you can either (1) vote for the proposal,
(2) withhold your vote for the proposal, or (3) abstain from voting.

HOW DO I VOTE BY PROXY?

     Follow the instructions on the enclosed proxy card. Sign and date the proxy card and mail it back to us in the enclosed envelope. If you receive more than one proxy card it may mean that you hold shares in more than one account. Sign and return all proxy cards to ensure that all of your shares are voted. The proxy holder named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not indicate your vote, the proxy holder will vote on your behalf "FOR" the named Class A/Class B director nominee or her substitute, and "FOR" each of the other proposals on the agenda.

CAN I VOTE BY TELEPHONE OR VIA THE INTERNET?

     If your shares are registered in the name of a brokerage firm or bank (i.e., held in "street name"), you may be able to vote by telephone or via the Internet. A number of brokerage firms and banks are participating in a program that offers telephone and Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in such a program, you may vote those shares telephonically by calling the telephone number referenced on your voting form or you may vote via the internet at www.proxyvote.com. Votes submitted via the telephone or Internet must be received by 11:59 p.m. (EDT) on July 22, 2003. If you vote this year's proxy via the Internet, you may also elect to receive future proxy and other materials electronically by following the instructions when you vote.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

     The items listed on the Notice of Annual Meeting of Shareholders are the only matters that we know will be voted on at the annual meeting. On such other business as may properly come before the meeting, your shares will be voted in the discretion of the proxy holder.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. At any time before the vote at the annual meeting, you can change your vote either by giving the Company's Secretary a written notice revoking your proxy card, or by signing, dating and submitting a new proxy card. We will honor the latest dated proxy card, which has been received. You may also attend the meeting and vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

     Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

     If your shares are held in the name of your broker, a bank or other nominee, you should return your proxy in the envelope provided by such broker, bank or nominee or instruct the person responsible for holding your shares to execute a proxy on your behalf. In either case, your shares will be voted according to your instructions.

     If you wish to attend the annual meeting and vote your shares in person, you should obtain from your broker, bank or other nominee prior to the annual meeting, the documents required to vote your shares in person at the annual meeting.

     If your shares are held in the name of a broker, and you do not provide instructions on how to vote your shares, the nominee may be able to vote them as it sees fit, but only as to "routine" matters. Rules 451 and 452 of the New York Stock Exchange, Inc. (the "NYSE") permit a member firm to vote for the directors and/or for the proposal to ratify the selection of independent public accountants, as well as other "routine" matters, if the member firm holds the shares of the Class A common stock for a beneficial owner and receives no instructions to the contrary by the tenth day before the annual meeting. Rules 76 and 577 of the American Stock Exchange LLC (the "AMEX") are substantially similar to the foregoing NYSE Rules. Rule 2260(c)(2) of the National Association of Securities Dealers, Inc. (the "NASD") permits a NASD member firm to deliver a proxy, with respect to shares of the Class A common stock held by the NASD member firm for a beneficial owner pursuant to the rules of an national securities exchange (such as the NYSE and the AMEX) to which the NASD member firm is also responsible provided that the records of the member firm clearly indicate which procedure it is following. As a result, if your broker is an exchange member of either NYSE or AMEX and you do not indicate your preference on your proxy, your nominee will be free to use its discretion to vote for or withhold your vote for "routine" matters such as election of directors and ratification of public accountants, but such nominee will be precluded from casting a vote on the two stock option proposals, which are deemed "non-routine" under the NYSE and AMEX rules. Nevertheless, even for the routine proposals, the Company urges each beneficial owner to instruct the member firm which holds of record the shareholder's shares of the Class A common stock to vote in favor of the two proposals submitted to the shareholders for a vote even though such instruction is not required.

WHO IS SOLICITING MY VOTE?

     The Board of Directors is soliciting your vote.

WHO PAYS FOR THIS PROXY SOLICITATION?

     The Company pays for the proxy solicitation. We will ask banks, brokers and other nominees and fiduciaries to forward the proxy material to the beneficial owners of the Class A common stock and to obtain the authority of executed proxies. The Company will reimburse them for their reasonable expenses.

              PROPOSAL NO. 1: ELECTION OF CLASS A/CLASS B DIRECTOR
                             (ITEM 1 ON PROXY CARD)

     We currently have eight directors, each of whom is elected on an annual basis. In accordance with the Company's Bylaws, the number of directors has been fixed at eight. The Certificate of Incorporation of the Company provides that the holders of the Class B common stock elect all but one of the directors. The holders of the Class A common stock and Class B common stock, voting together, elect one director (the Class A/Class B director). This election of one Class A/Class B director by the holders of Class A and Class B common stock voting together is scheduled to take place at the annual meeting of the Company's shareholders. The Board of Directors is soliciting your vote for the Class A/Class B director to be elected at the annual meeting of shareholders. Once elected, the Class A/Class B director will hold office until his or her successor is elected, which should occur at next year's annual meeting of shareholders. You do not have a vote, and your vote is not being solicited, with respect to the election of the seven Class B directors who will be elected at the meeting.

     NOMINATIONS. At the annual meeting, Nancy B. Peretsman will be nominated for election as the Class A/Class B director. Although we don't know of any reason why Ms. Peretsman might not be able to serve, the Board of Directors will propose a substitute nominee to serve if Ms. Peretsman is not available for election for any reason.

     Generally, shareholders can nominate persons to be directors. If a shareholder wants to nominate someone, he or she must follow the procedures set forth in the Company's Bylaws. In short, these procedures require the shareholder to timely deliver a notice to the Company's Secretary at the Company's principal executive offices. That notice must contain the information required by the Bylaws about the shareholder proposing the nominee and about the nominee.

     No shareholder nominees have been proposed for this year's meeting.

GENERAL INFORMATION ABOUT THE CLASS A/CLASS B DIRECTOR NOMINEE

     Nancy B. Peretsman is the director nominee proposed for election by the holders of our Class A and Class B common stock. Ms. Peretsman has agreed to be named in this proxy statement and to serve as a director if elected. Further information as of May 27, 2003 about the nominee is set forth below.

     NANCY B. PERETSMAN, 49, has been a director of Charter Communications, Inc. since November 1999. Ms. Peretsman has been a managing director and executive vice president of Allen & Company, LLC (formerly known as Allen & Company Incorporated), an investment bank unrelated to Paul G. Allen, since 1995. From 1983 to 1995, she was an investment banker at Salomon Brothers Inc., where she was a managing director since 1990. She is a director of Priceline.com Incorporated and several privately held companies. She has a B.A. degree from Princeton University and an M.B.A. degree from Yale University.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS VOTING "FOR" THE CLASS A/CLASS B DIRECTOR NOMINEE.

                    PROPOSAL: ELECTION OF CLASS B DIRECTORS

INFORMATION ABOUT THE COMPANY'S CLASS B DIRECTOR NOMINEES

     The following information as of May 27, 2003 concerns the seven individuals who have been nominated by the Board of Directors for election by the Class B holder, voting as a separate class. Six of these individuals (Messrs. Allen, Nathanson, Savoy, Tory, Vogel and Wangberg) currently serve as Class B directors.

     PAUL G. ALLEN, 50, has been Chairman of the Board of Directors of Charter Communications, Inc. since July 1999, and Chairman of the Board of Directors of Charter Investment (a predecessor to, and currently an affiliate of, Charter Communications, Inc.) since December 1998. Mr. Allen, co-founder of Microsoft Corporation, has been a private investor for more than 15 years, with interests in over 50 technology, telecommunications, content and biotech companies. Mr. Allen's investments include Vulcan Inc., Vulcan Productions, Inc., the Portland Trail Blazers NBA and Seattle Seahawks NFL franchises, and investments in TechTV Inc., DreamWorks LLC, and Oxygen Media Corporation. In addition, he is a director of TechTV Inc., Vulcan Programming Inc., Vulcan Ventures, Vulcan Inc. (f/k/a Vulcan Northwest), Vulcan Cable III and numerous privately held companies.

     DAVID C. MERRITT 48, has been nominated to become a director of Charter Communications, Inc. Mr. Merritt was a Managing Director in the Entertainment Media Advisory Group at Gerard Klauer Mattison & Co., Inc., a company that provides financial advisory services to the entertainment media industries from January 2001 through April 2003. He has also served as a director of Laser-Pacific Media Corporation since January 2001 and is currently a member of its Audit Committee. Prior to that, he served as Chief Financial Officer of CKE Associates, Ltd., a privately held company with interests in talent management, film production, television production, music and new media from 1999 to 2001. Before joining CKE Associates in 1999, Mr. Merritt was an audit and consulting partner of KPMG LLP for 14 years. During that time, he served as national partner in charge of the media and entertainment practice. Mr. Merritt joined KPMG LLP in 1975 and served in a variety of capacities during his years with the firm. Mr. Merritt holds a B.S. degree in business and accounting from California State University - Northridge.

     MARC B. NATHANSON, 58, has been a director of Charter Communications, Inc. since January 2000. Mr. Nathanson is the chairman of Mapleton Investments LLC, an investment vehicle formed in 1999. He also founded and served as chairman and chief executive officer of Falcon Holding Group, Inc., a cable operator, and its predecessors, from 1975 until 1999. He served as chairman and chief executive officer of Enstar Communications Corporation, a cable operator, from 1988 until November 1999. Prior to 1975, Mr. Nathanson held executive positions with Teleprompter Corporation, Warner Cable and Cypress Communications Corporation. In 1995, he was appointed by the President of the United States to the Broadcasting Board of Governors, and from 1998 through September 2002, served as its chairman. Mr. Nathanson served as Vice-Chairman and as a director of Charter Communications, Inc. pursuant to a letter agreement that expired in November 2002. See "Executive Compensation -- Employment Arrangements."

     WILLIAM D. SAVOY, 38, has been a director of Charter Communications, Inc. since July 1999 and a director of Charter Investment since December 1998. Since 1990, Mr. Savoy has been an officer and a director of many affiliates of Mr. Allen, including president and a director of Vulcan Ventures Incorporated, and president of Vulcan Inc., Vulcan Programming Inc. and Vulcan Cable III Inc, each of which is an investment vehicle owned by Mr. Allen. He is currently President and CEO, Portfolio and Asset Management Division, of Vulcan Inc. Mr. Savoy also serves on the advisory board of DreamWorks LLC and as a director of drugstore.com, RCN Corporation, TechTV Inc., Digeo, Inc. and Oxygen Media Corporation. Mr. Savoy holds a B.S. degree in computer science, accounting and finance from Atlantic Union College.

     JOHN H. TORY, 48, has been a director of Charter Communications, Inc. since December 2001. Mr. Tory is the Chairman and Co-Chief Executive Officer of Rogers Cable Inc., Canada's largest broadband cable operator, and has been the Chief Executive Officer of Rogers Cable since April 1999. From 1995 to 1999 Mr. Tory was President and Chief Executive Officer of Rogers Media Inc., a broadcasting and publishing company. Prior to joining Rogers, Mr. Tory was a managing partner and member of the executive committee at Tory Tory DesLauriers & Binnington, one of Canada's largest law firms. Mr. Tory serves on the board of a number of Canadian companies, including Rogers Cable Inc., Rogers Media Inc., Cara Operations Limited and the Toronto Blue Jays Baseball Club. Mr. Tory was educated at University of Toronto Schools, Trinity College (University of Toronto) and Osgoode Hall Law School.

     CARL E. VOGEL, 45, has been a director, President and Chief Executive Officer of Charter Communications, Inc. since October 2001. Mr. Vogel has more than 20 years experience in telecommunications and the subscription television business. Prior to joining Charter, he was a senior vice president of Liberty Media Corp. from November 1999 until October 2001, and chief executive officer of Liberty Satellite and Technology, a distributor of Internet data and other content via satellite, from April 2000 until October 2001. Prior to joining Liberty, Mr. Vogel was an executive vice president and chief operating officer of field operations for AT&T Broadband and Internet Services with responsibility for managing operations of all of AT&T's cable broadband properties from June 1999 until November 1999. From June 1998 to June 1999, when the business of Primestar Inc. was sold, Mr. Vogel served as chief executive officer of Primestar Inc., a national provider of subscription television services, and from 1997 to 1998, he served as chief executive officer of Star Choice Communications. From 1994 through 1997, Mr. Vogel served as the President and Chief Operating Officer of EchoStar Communications. He began his career at Jones Intercable in 1983. Mr. Vogel serves as a director and member of the Executive Committee of the National Cable Television Association, CableLabs and Digeo, Inc. and serves as a director of Women in Cable and Telecommunications. Mr. Vogel holds a B.S. degree in finance and accounting from St. Norbert College. His employment agreement provides that he will serve on the Board of Directors of Charter Communications, Inc. See "Executive Compensation -- Employment and Consulting Arrangements."

     LARRY W. WANGBERG, 60, has been a director of Charter Communications, Inc. since January 2002. Mr. Wangberg has been a director of TechTV Inc., a cable television network, since 1997, and also served as Chairman and Chief Executive Officer through July 2002. Prior to joining TechTV Inc., Mr. Wangberg was chairman and Chief Executive Officer of StarSight Telecast Inc., an interactive navigation and program guide company which later merged with Gemstar International, from 1994 to 1997. Mr. Wangberg was chairman and Chief Executive Officer of Times Mirror Cable Television and senior vice president of its corporate parent, Times Mirror Co., from 1983 to 1994. He currently serves on the boards of TechTV Inc., Autodesk Inc., and ADC Telecommunications. Mr. Wangberg holds a bachelor's degree in mechanical engineering and a master's degree in industrial engineering, both from the University of Minnesota.

INFORMATION ABOUT DIRECTORS NOT STANDING FOR RE-ELECTION.

     RONALD L. NELSON, 50, has been a director of Charter Communications, Inc. since November 1999. Mr. Nelson is currently the Chief Financial Officer and a Director of Cendant Corp., a New York-based travel and real estate conglomerate, which Mr. Nelson joined in 2003. Prior to joining Cendant, Mr. Nelson was a founding member of DreamWorks LLC, an entertainment production company, where he served in executive management from 1994 through January 1, 2003. Prior to that time, during his 15 years at Paramount Communications Inc., he served in a variety of operating and executive positions. He currently serves as a member of the board of directors of Advanced Tissue Sciences, Inc. and Centre Pacific, L.L.C., a registered investment advisor. Mr. Nelson has a B.S. degree from the University of California at Berkeley and an M.B.A. degree from the University of California at Los Angeles.

COMMITTEES OF THE BOARD

     During 2002, the standing committees of the Board of Directors were: the Audit Committee, the Compensation Committee, the Option Plan Committee and the Executive Committee.

     The Audit Committee oversees the Company's internal accounting and auditing procedures; reviews audit and examination scope, scope, results and procedures with independent public accountants; oversees reporting of financial information including review of quarterly and annual financial information prior to filing with the Securities and Exchange Commission ("SEC"); determines the objectivity and independence of the independent public accountants; and selects the independent public accountants. The members of the Audit Committee during 2002 were (and are) Ronald L. Nelson, Nancy B. Peretsman and John H. Tory. However, Mr. Nelson has decided not to stand for reelection to the Board due to the time commitments required in connection with his new employment. We anticipate that, if elected to the Board, Mr. David Merritt will be appointed to the Audit Committee at the first board meeting following the Annual Meeting as a replacement for Mr. Nelson. The Audit Committee operates under a written charter, revised and adopted by the Board of Directors in January 2003, a copy of which is attached as Appendix A. Ms. Peretsman, Mr. Nelson and Mr. Tory are "independent" as defined under Rule 4200(a)(14) of the Nasdaq National Market's qualification requirements. The Audit Committee held four regular and seven special meetings in 2002.

     The Compensation Committee reviews and approves the Company's compensation and benefits programs and approves compensation for senior management of the Company and its subsidiaries. The members of the Compensation Committee are Paul
G. Allen, Marc B. Nathanson and William D. Savoy. The Compensation Committee met four times in 2002.

     The Option Plan Committee administers the 1999 Option Plan and the 2001 Stock Incentive Plan and authorize grants and awards under the 2001 Stock Incentive Plan to any eligible individuals. The Option Plan Committee determines the terms of each stock option grant, restricted stock grant or other award at the time of grant. The Option Plan Committee also has the power to accelerate the vesting of any grant or extend the term thereof. The Option Plan Committee, which consists of directors Ms. Peretsman and Mr. Nelson, met four times in 2002 and acted once by written consent.

     The Executive Committee may act in place of the full Board of Directors and exercise such powers of the full Board as the Board may delegate to such Committee from time to time. The Executive Committee consists of directors Messrs. Allen, Savoy, Vogel and Nathanson. The Executive Committee meets on an informal basis.

     The Board of Directors does not have a standing Nomination Committee.

     In 2002, the full Board of Directors had six meetings and acted once by written consent. No director attended fewer than 75% of the total number of meetings of the Board and of committees on which he or she served.

DIRECTOR COMPENSATION

     Each director of Charter Communications, Inc. is entitled to reimbursement for costs incurred in connection with attendance at board and committee meetings. Except as set forth below with respect to Mr. Nathanson, directors who were not employees did not receive additional compensation in 2002 or the first half of 2003. Mr. Vogel, who acted as President and Chief Executive Officer in 2002, was the only director who was also an employee during 2002. He did not receive any additional compensation for serving as a director or attending any meeting of the board of directors during 2002. Under the Amended and Restated By-laws of Charter Communications, Inc., all directors are entitled to indemnification from Charter Communications, Inc. to the maximum extent permitted by law from and against any claims, damages, liabilities, losses, costs or expenses incurred in connection with or arising out of the performance by them of their duties for Charter Communications, Inc. and/or its subsidiaries.

     Mr. Vogel is party to an employment agreement with Charter Communications, Inc., which is summarized in "Executive Compensation -- Employment Arrangements."

     Marc B. Nathanson entered into a letter agreement with Charter Communications, Inc. for a term that expired in November 2002. Under this agreement, Mr. Nathanson served as Vice-Chairman and as a director of Charter Communications, Inc. During the term of this agreement, Mr. Nathanson received a benefit equal to approximately $200,000 per year, which Charter Communications, Inc. paid to a company controlled by Mr. Nathanson.

     Commencing in July 2003, it is expected that each member of the board will receive an annual retainer of $40,000 in cash plus restricted stock (vesting over one year) valued at $50,000. In addition, the audit committee chair would receive $25,000 and each other committee chair (if applicable) would receive $10,000. All committee members will also receive $1,000 for attendance at each committee meeting.

EXECUTIVE OFFICERS

     Unless otherwise noted below, our executive officers were elected to their positions, and became employees of the Company in November 1999. Prior to that time, they were employees of our affiliate,

Charter Investment. The executive officers are elected by the Board of Directors annually following the Annual Meeting of Shareholders, and each serves until his or her successor is elected and qualified or until his or her earlier resignation or removal.

EXECUTIVE OFFICERS                                                    POSITION
------------------                                                    --------
Paul G. Allen.............................  Chairman of the Board of Directors
Carl E. Vogel.............................  President and Chief Executive Officer
Margaret A. Bellville.....................  Executive Vice President -- Chief Operating Officer
Paul E. Martin............................  Senior Vice President and Principal Accounting Officer
Steven A. Schumm..........................  Executive Vice President -- Chief Administrative Officer and
                                            Interim Chief Financial Officer
Curtis S. Shaw............................  Senior Vice President, General Counsel and Secretary
Stephen E. Silva..........................  Executive Vice President and Chief Technology Officer

     Information regarding our executive officers who do not also act as directors as of May 27, 2003 is set forth below.

     MARGARET A. BELLVILLE, 49, Executive Vice President and Chief Operating Officer. Before joining Charter in December, 2002, Ms. Bellville was President and Chief Executive Officer of Incanta Inc., a technology-based streaming content company from 2001 to 2002. Incanta Inc. filed for bankruptcy in April 2002. Prior to that, she worked for six years at Cox Communications, beginning in 1995 as Vice President of Operations, she advanced to Executive Vice President of Operations. Ms. Bellville joined Cox from Century Communications, where she served as Senior Vice President. Before that, Ms. Bellville served seven years with GTE Wireless in a variety of management and executive-level roles. A graduate of the State University of New York in Binghamton, Ms. Bellville is also a graduate of Harvard Business School's Advanced Management Program. She currently serves on the Cable and Television Association for Marketing Education Foundation.

     PAUL E. MARTIN, 42, Senior Vice President -- Principal Accounting
Officer. Prior to his promotion to his current position on April 22, 2002, Mr. Martin was Vice President and Corporate Controller of Charter from March 2000. Prior to joining Charter in March 2000, Mr. Martin was Vice President and Controller for Operations and Logistics for Fort James Corporation, a manufacturer of paper products. From 1995 to February 1999, Mr. Martin was Chief Financial Officer of Rawlings Sporting Goods Company, Inc. Mr. Martin received a B.S. degree in accounting from the University of Missouri -- St. Louis.

     STEVEN A. SCHUMM, 50, Executive Vice President, Chief Administrative Officer and Interim Chief Financial Officer. Prior to joining Charter Investment, Inc. (a predecessor of, and currently an affiliate of, Charter Communications, Inc.) in 1998, Mr. Schumm was a partner of Ernst & Young LLP for 14 years. Mr. Schumm joined Ernst & Young in 1974 and served in a variety of capacities during his years with the firm. At the time he left to join Charter Investment, Inc. he was managing partner of Ernst & Young's St. Louis office and a member of the Ernst & Young National Tax Committee. Mr. Schumm earned a B.S. degree from Saint Louis University.

     CURTIS S. SHAW, 54, Senior Vice President, General Counsel and
Secretary. Prior to joining Charter Investment in 1997, Mr. Shaw served as corporate counsel to NYNEX from 1988 through 1996. Since 1973, Mr. Shaw has practiced as a corporate lawyer, specializing in mergers and acquisitions, joint ventures, public offerings, financings, and federal securities and antitrust law. Mr. Shaw received a B.A. degree from Trinity College and a J.D. degree from Columbia University School of Law.

     STEPHEN E. SILVA, 43, Executive Vice President and Chief Technology Officer. Mr. Silva joined Charter Investment in 1995, as director, billing services. Prior to his promotion to Executive Vice President and Chief Technology Officer in October 2001, he was Senior Vice President -- Corporate Development and Technology since September 1999. Mr. Silva previously served in various management positions at U.S. Computer Services, Inc., a billing service provider specializing in the cable industry. He is a member of the board of directors of TV Gateway, LLC.

                             EXECUTIVE COMPENSATION

     The following report and the performance graph on page 21 do not constitute soliciting materials and are not considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is responsible for reviewing and approving the annual salaries and other compensation of the executive officers of the Company and its subsidiaries and providing assistance and recommendations with respect to compensation plans.

     Mr. Vogel serves as President and Chief Executive Officer, pursuant to an Employment Agreement that provides for a base salary of $1,000,000, and a bonus of up to $500,000. The Compensation Committee approved a bonus for Mr. Vogel for 2002 in the amount of $330,000 based on the following factors: (a) his formula bonus entitlement provisions under his employment agreement; (b) the Committee's evaluation of Mr. Vogel's overall performance, taking into account the Company's current operational and financial condition and other factors deemed relevant to the Committee. The Committee took similar factors into account, along with the recommendation of Mr. Vogel, in setting the bonus levels for other executive officers.

     In order to attract and retain well qualified executives, which the Compensation Committee believes is crucial to the Company's success, the Committee's general approach to compensating executives is to pay cash salaries which are commensurate with the executives' experience and expertise and, where relevant, are competitive with the salaries paid to executives in the cable or competitive telecommunications industries. In addition, to align executive compensation with the Company's business strategies, values and management initiatives, both short-term and long-term, the Compensation Committee may recommend to the Board of Directors or authorize the payment of discretionary bonuses based upon an assessment of each executive's contributions to the Company and the Company's performance during the period covered by the bonus consideration. In general, executive officer compensation determinations are made based upon the recommendations of the Company's President and Chief Executive Officer. The Board's practices in determining executive compensation reflect subjective criteria, and in large part are influenced by reported operating results.

     The Compensation Committee believes that stock ownership by key executives provides a valuable and important incentive for their continued best efforts and diligence, and helps align their interests with those of the shareholders. To facilitate these objectives, in 2002, additional options were granted to executives (as well as other employees). The Company's stock benefit plans are administered by the Option Plan Committee, which makes the grants under the plans. The Option Plan Committee was comprised of directors Nancy B. Peretsman and Ronald L. Nelson during 2002.

PAUL G. ALLEN
MARC B. NATHANSON
WILLIAM D. SAVOY

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 2002, the Compensation Committee of Charter Communications, Inc. was comprised of Messrs. Paul G. Allen, William D. Savoy, and Marc B. Nathanson. In 2002, Nancy B. Peretsman and Ronald L. Nelson served as the Option Plan Committee that administered the 1999 Charter Communications Option Plan and the Charter Communications, Inc. 2001 Stock Incentive Plan.

     No member of the Compensation Committee or the Option Plan Committee was an officer or employee of Charter Communications, Inc. or any of its subsidiaries except for Mr. Allen, who served as a non-employee chairman. Also, Mr. Nathanson was an officer of certain subsidiaries of Charter prior to their acquisition by Charter in 1999. Transactions between Charter Communications, Inc. and members of the Compensation Committee are more fully described in "-- Director Compensation" and in "Certain Relationships and Related Transactions -- Other Relationships."

     None of the executive officers of Charter Communications, Inc. serve on the compensation committee of any other company that has an executive officer currently serving on the board of directors, Compensation Committee or Option Plan Committee of Charter Communications, Inc. None of the executive officers of Charter Communications, Inc. served as a director of another entity, one of whose executive officers served on the Compensation Committee or Option Plan Committee of Charter Communications, Inc. or any of its affiliates. Mr. Allen is a director of DreamWorks LLC (which employed Mr. Nelson as an executive officer through January 1, 2003, and thereafter engaged Mr. Nelson as a non-exclusive consultant) and is the 100% owner and a director of Vulcan Inc. and certain of its affiliates, which employ Mr. Savoy as an executive officer. Mr. Allen also is a director of and indirectly owns 98% of TechTV, of which Mr. Wangberg, one of our directors, is a director.

SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding the compensation paid for services rendered to executive officers of Charter Communications, Inc. for the fiscal years ended December 31, 2000, 2001 and 2002, including the Chief Executive Officer during 2002, each of the other four most highly compensated executive officers as of December 31, 2002, and two other highly compensated executive officers who served during 2002 but were not executive officers on December 31, 2002.

                                                ANNUAL COMPENSATION                COMPENSATION AWARD
                                       --------------------------------------   -------------------------
                              YEAR                               OTHER ANNUAL    RESTRICTED    SECURITIES    ALL OTHER
NAME AND PRINCIPAL            ENDED                              COMPENSATION      STOCK       UNDERLYING   COMPENSATION
POSITION                     DEC. 31   SALARY($)   BONUS($)(1)      ($)(2)      AWARDS($)(3)   OPTIONS(#)      ($)(4)
------------------           -------   ---------   -----------   ------------   ------------   ----------   ------------
Carl E. Vogel(5)...........   2002      980,769      330,000(7)    214,961(13)         --      1,000,000       10,255(16)
  President and Chief         2001      207,692      546,000(7)         --        513,000      3,400,000        8,996(16)
  Executive Officer
Steven A. Schumm...........   2002      436,058      588,000(8)         --             --        300,000        5,255
  Executive Vice President,   2001      435,000      402,000(8)         --             --        165,000        5,250
  Chief Administrative        2000      410,000      444,000(8)         --             --             --        2,040
  Officer and Interim Chief
  Financial Officer
David L. McCall(6).........   2002      314,423      181,500(9)         --             --        300,000        4,255
  Senior Vice President       2001      300,000      413,150(9)         --        366,450        300,000        5,250
  of Operations -- Eastern    2000      225,000      283,625(9)         --             --         25,000        4,237
  Division
Curtis S. Shaw.............   2002      249,711      281,500(10)        --             --        100,000        3,096
  Senior Vice President,      2001      245,000      236,000(10)        --             --        149,000        5,250
  General Counsel and         2000      225,000      240,500(10)        --             --         25,000        5,250
  Secretary
Stephen E. Silva...........   2002      294,231      196,000(11)        --             --        150,000        5,255
  Executive Vice President    2001      235,385      381,000(11)        --        347,760        290,000        5,250
  and Chief Technology        2000      185,000      177,000(11)        --             --         40,000        4,249
  Officer
David G. Barford(6)........   2002      343,269      181,500(12)        --             --        200,000        5,255
  Executive Vice President    2001      330,769      495,875(12)    91,739(14)    449,625      1,135,000        5,250
  and Chief Operating         2000      255,000      250,500(12)        --             --         40,000        4,249
  Officer
Kent D. Kalkwarf(6)........   2002      350,000      181,500(12)    86,233(15)         --        300,000        3,063
  Executive Vice President    2001      330,769      495,875(12)        --        449,625      1,160,000        5,250
  and Chief Financial         2000      225,000      250,500(12)        --             --         40,000        5,250
  Officer

---------------
 (1) For the officers specified in footnote 3 below, the bonus amount for 2001 includes the value of the vested portion of grants of restricted stock during 2001 under the Charter Communications 2001 Stock Incentive Plan, calculated based on the fair market values of the vested shares on the grant date, which pursuant to the terms of the plan is the average of the high and low price. These restricted stock grants made in 2001 were immediately vested as to twenty-five percent (25%) of the shares, with the remaining shares vesting in 36 equal monthly installments commencing approximately 15 months from the grant date. Also, where indicated, includes "stay" bonus in form of principal and interest forgiven under employee's promissory note, as more fully described in "-- Employment and Consulting Arrangements." Unless otherwise indicated, includes only bonus for services rendered in the applicable fiscal year. For 2002, the bonus amount shown includes a "stay" bonus representing the principal and interest forgiven under employee's promissory note.

 (2) Includes other non-cash compensation, unless the aggregate amount does not exceed the lesser of $50,000 or 10% of such officer's total annual salary and bonus shown in the table.

 (3) Includes the unvested portion of grants of restricted stock during 2001 under the Charter Communications 2001 Stock Incentive Plan, calculated based on the closing market price of the vested shares on the grant date. The total grant amounts, including both vested and unvested portions, were as follows: (i) Carl E. Vogel, 50,000 shares as of October 8, 2001, (ii) David C. McCall, 35,000 shares as of September 28, 2001, (iii) Stephen E. Silva, 36,000 shares as of October 18, 2001, (iv) David G. Barford, 50,000 shares as of September 28, 2001, (v) Kent D. Kalkwarf, 50,000 shares as of September 28, 2001. The restricted shares were immediately vested as to twenty-five percent (25%) of the shares, with the remaining shares vesting in 36 equal monthly installments commencing approximately 15 months from the grant date. Pursuant to the terms of these employees' restricted stock agreement, each is entitled to any cash and/or stock dividends on the unvested restricted shares. The value as of the date of grant based on the closing market price of those shares that were vested immediately is disclosed in the "Bonus" column of the table. At December 31, 2002 based on a per share closing market price of $1.18 for Charter Communications, Inc. Class A common stock, the aggregate number (and value) for each of the officers holding outstanding unvested restricted stock was: Mr. Vogel: 36,459 shares ($43,022); Mr. McCall: 25,521 shares ($30,115); Mr. Silva: 26,250 shares
     ($30,975); Mr. Barford: 35,417 shares ($41,792); and Mr. Kalkwarf: 35,417 shares ($41,792).

 (4) Except as noted for Mr. Vogel below, in note 16, these amounts consist solely of matching contributions under Charter Communications, Inc.'s 401(k) plan, except the 2002 amounts also include $255 for each person paid as premiums for supplemental life insurance available to executives.

 (5) Mr. Vogel became the Chief Executive Officer of Charter Communications, Inc. in October 2001.

 (6) Mr. McCall terminated his employment, January 31, 2003. As of December 31, 2002, neither Mr. Barford nor Mr. Kalkwarf served as an executive officer, and in January 2003, their employment was terminated. See "-- Employment and Consulting Arrangements" for additional information.

 (7) Includes: (i) $171,000, representing the value based on the fair market value on October 8, 2001, the original grant date, of 12,500 shares of Class A common stock, the vested portion of Mr. Vogel's restricted stock grant; (ii) a one-time signing bonus of $250,000; and (iii) $330,000 and $125,000 awarded as a bonus for services performed in 2002 and 2001, respectively.

 (8) Includes a "stay" bonus representing the principal and interest forgiven under employee's promissory note, amounting to $363,000, $342,000 and $321,000, respectively for 2002, 2001 and 2000; and $225,000, $60,000 and
     $123,000 awarded as a bonus for services performed in 2002, 2001 and 2000, respectively.

 (9) Includes: (i) $122,150 for 2001, representing the value based on the fair market value on October 30, 2001, the original grant date, of 8,750 shares of Class A common stock, the vested portion of Mr. McCall's restricted stock grant; (ii) a "stay" bonus representing the principal and interest forgiven under employee's promissory note, amounting to $181,500, $171,000 and $160,500, respectively for 2002, 2001 and 2000; and (iii) $120,000 and
     $123,125 awarded as a bonus for services performed in 2001 and 2000, respectively.

(10) Includes a "stay" bonus representing the principal and interest forgiven under employee's promissory note, amounting to $181,500, $171,000 and $160,500 for 2002, 2001 and 2000, respectively; and $100,000, $65,000 and
     $80,000 awarded as a bonus for services performed in 2002, 2001 and 2000, respectively.

(11) Includes: (i) $116,000 for 2001, representing the value based on the fair market value on October 18, 2001, the original grant date, of 9,000 shares of Class A common stock, the vested portion of Mr. Silva's restricted stock grant; (ii) a "stay" bonus representing the principal and interest forgiven under employee's promissory note, amounting to $121,000, $114,000 and $107,000, respectively for 2002, 2001 and 2000; and (iii) $75,000, $150,000
     and $70,000 awarded as a bonus for services performed in 2002, 2001 and 2000, respectively.

(12) Includes: (i) $149,875 for 2001, representing the value based on the fair market value on September 28, 2001, the original grant date, of 12,500 shares of Class A common stock, the vested portion of the employee's restricted stock grant; (ii) a "stay" bonus representing the principal and interest forgiven under employee's promissory note, amounting to $181,500, $171,000 and $160,500, respectively for 2002, 2001 and 2000; and (iii)
     $175,000 and $90,000 awarded as a bonus for services performed in 2001 and 2000, respectively.

(13) Includes $100,000 attributed to personal use and commuting in the corporate airplane and $114,961 for purchase of a car.

(14) Includes $12,000 attributed to personal use of corporate airplane and $79,739 for purchase of a car.

(15) Includes $3,000 attributed to personal use of corporate airplane and $83,233 for purchase of a car.

(16) Includes (i) for 2002, $255 paid as premiums for supplemental life insurance available for executives and $10,000 as reimbursement for tax advisory services; and (ii) for 2001, $7,500 as reimbursement for legal expenses and $1,486 paid by us for COBRA expenses.

2002 OPTION GRANTS

     The following table shows individual grants of options made to individuals named in the Summary Compensation Table during 2002. All such grants were made under the 2001 Stock Incentive Plan and the exercise price was based upon the fair market value of the Class A common stock.

                                                                                  POTENTIAL REALIZABLE
                                                                                    VALUE AT ASSUMED
                         NUMBER OF      % OF TOTAL                                   ANNUAL RATE OF
                        SECURITIES       OPTIONS                                STOCK PRICE APPRECIATION
                        UNDERLYING      GRANTED TO                                 FOR OPTION TERM(2)
                          OPTIONS       EMPLOYEES     EXERCISE     EXPIRATION   -------------------------
NAME                   GRANTED(#)(1)     IN 2002     PRICE($/SH)      DATE         5%($)        10%($)
----                   -------------    ----------   -----------   ----------   -----------   -----------
Carl E. Vogel........    1,000,000         7.62%        $2.85       07/23/12    $1,792,350    $4,542,166
Steven A. Schumm.....      300,000         2.29%         2.85       07/23/12       537,705     1,362,650
David L. McCall......      300,000(3)      2.29%         2.85       07/23/12       537,705     1,362,650
Curtis S. Shaw.......      100,000         0.76%         2.85       07/23/12       179,235       454,217
Stephen E. Silva.....      150,000         1.14%         2.85       07/23/12       268,852       681,325
David G. Barford.....      200,000(3)      1.52%         2.85       07/23/12       288,835       797,551
Kent D. Kalkwarf.....      300,000(3)      2.29%         2.85       07/23/12       537,705     1,362,650

---------------

(1) Options are transferable under limited conditions, primarily to accommodate estate planning purposes. These options vest annually in five equal installments commencing on the first anniversary following the grant date of July 23, 2002. For additional terms of these options, see pages 41-48 for a description of options and other awards granted or eligible for grant under the 2001 Stock Incentive Plan.

(2) This column shows the hypothetical gains on the options granted based on assumed annual compound price appreciation of 5% and 10% over the full ten-year term of the options. The assumed rates of 5% and 10% appreciation are mandated by the SEC and do not represent our estimate or projection of future prices.

(3) These employees have terminated employment, and as a result we believe that their options have expired and these options have no potential realizable value to these individuals. Mr. Barford and Mr. Kalkwarf have disputed that their options have expired.

2002 AGGREGATED OPTION EXERCISES AND OPTION VALUE TABLE

     The following table sets forth, for the individuals named in the Summary Compensation Table, information concerning options, including the number of securities for which options were exercised during 2002 and for which options were held at December 31, 2002, the value of unexercised "in-the-money" options (i.e., the positive spread between the exercise price of outstanding options and the market value of Charter Communications, Inc. Class A common stock on December 31, 2002) and the value of unexercised options as of December 31, 2002:

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS AT DECEMBER 31,       IN-THE-MONEY OPTIONS AT
                                 SHARES                            2002(#)(1)              DECEMBER 31, 2002($)(2)
                               ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                           EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           -----------   -----------   -----------   -------------   -----------   -------------
Carl E. Vogel................      --            --          920,833       3,479,167         --             --
Steven A. Schumm.............      --            --          654,350         593,331         --             --
Curtis S. Shaw...............      --            --          208,082         265,918         --             --
Stephen E. Silva.............      --            --          224,416         420,584         --             --
David L. McCall..............      --            --          245,832         579,168         --             --
David G. Barford.............      --            --          494,332       1,080,668         --             --
Kent D. Kalkwarf.............      --            --          500,582       1,199,418         --             --

---------------
(1) Options granted prior to 2001 and under the 1999 Charter Communications Option Plan, when vested, are exercisable for membership units of Charter Communications Holding Company, LLC, which are immediately exchanged on a one-for-one basis for shares of Charter Communications, Inc. Class A common stock. Options granted under the 2001 Stock Incentive Plan and after 2000 are exercisable for shares of Charter Communications, Inc. Class A common stock.

(2) Based on a per share market value (closing price) of $1.18 as of December 31, 2002, for Charter Communications, Inc. Class A common stock, no options held by the named persons were "in-the-money."

EMPLOYMENT ARRANGEMENTS

     Employment Agreements. Messrs. Vogel and Silva each are currently employed by Charter Communications, Inc. under separate employment agreements that were executed in 2001 and terminate on December 31, 2005. Of the other individuals named in the Summary Compensation Table, Messrs. McCall, Barford and Kalkwarf are no longer employees of Charter Communications, Inc., but each of them served in 2002 under the terms of an employment agreement executed in 2001.

     The following table lists the position, salary and bonus of each employee and the stock options and restricted stock shares received by each employee under his agreement (all of which options and shares were received in 2001):

                                                            STOCK     RESTRICTED
                                            ANNUAL BASE    OPTIONS      SHARES
NAME                        POSITION          SALARY      RECEIVED     RECEIVED       ANNUAL BONUS
----                   ------------------   -----------   ---------   ----------   ------------------
Carl E. Vogel........  President and        $1,000,000    3,400,000     50,000     Up to $500,000
                       Chief Executive
                       Officer
Stephen E. Silva.....  Executive Vice       $  300,000           --     36,000     50% of base,
                       President and                                               according to
                       Chief Technology                                            Executive Bonus
                       Officer                                                     Policy;
                                                                                   Discretionary
                                                                                   Bonus
David L. McCall......  Former Senior Vice   $  300,000           --     35,000     40% of base,
                       President,                                                  according to
                       Operations --                                               Executive Bonus
                       Eastern Division                                            Policy;
                                                                                   Discretionary
                                                                                   Bonus
David G. Barford.....  Former Executive     $  350,000      750,000     50,000     50% of base,
                       Vice President and                                          according to
                       Chief Operating                                             Executive Bonus
                       Officer                                                     Policy;
                                                                                   Discretionary
                                                                                   Bonus
Kent D. Kalkwarf.....  Former Executive     $  350,000      750,000     50,000     50% of base,
                       Vice President and                                          according to
                       Chief Financial                                             Executive Bonus
                       Officer                                                     Policy

     The options and restricted shares generally vested 25% on the grant date, with the remainder to vest in 36 equal monthly installments beginning on or about the 15th month after the grant date. Generally, the agreements provide that if the employee is terminated without cause, then a specified portion of the remaining unvested options and restricted stock will vest immediately.

     The agreements provide that the employee is entitled to participate in any disability insurance, pension or other benefit plan afforded to employees generally or to executives of Charter Communications, Inc. Mr. Vogel's agreement provides that he will be reimbursed by Charter Communications, Inc. for the cost of term life insurance in the amount of $5 million, although he declined this reimbursement in 2001 and 2002. The other four agreements provide that, to the extent Charter Communications, Inc. does not provide life insurance in an amount at least equal to the unpaid amount of the employee's base salary through the end of the term of his agreement, Charter Communications, Inc. will continue to pay his estate an amount equal to his base salary in installments through the end of the term. Each of the agreements contain non-solicitation and confidentiality provisions applicable to each employee. Mr. Vogel is entitled to reimbursement of the cost of a car in accordance with his agreement. Mr. Vogel's agreement provides that he is entitled to the reimbursement of fees and dues for his membership in a country club of his choice, which he declined in 2001 and 2002, and reimbursement for up to $10,000 per year for tax, legal and financial planning services. The base salary of any employee may be increased at the discretion of the board of directors of Charter Communications, Inc.

     Each agreement provides that, if it is terminated by Charter Communications, Inc. without cause or by the employee for good reason (including due to a change in control of Charter Communications, Inc.), Charter Communications, Inc. will pay to the applicable employee an amount equal to the aggregate base salary due to the employee for the remaining term and a full prorated bonus for the year in which the termination occurs. Also, in addition to the indemnification provisions which apply to all employees under our Bylaws, each agreement provides that Charter Communications, Inc. will indemnify and hold harmless each employee to the maximum extent permitted by law from and against any claims, damages, liabilities, losses, costs or expenses in connection with or arising out of the performance by the applicable employee of his duties.

     Mr. Vogel's agreement provides for automatic one-year renewals and that Charter Communications, Inc. will cause him to be elected to the Charter Communications, Inc. board of directors without any additional compensation.

STAY BONUSES

     Certain of our executive officers have received "stay bonuses" in the form of three-year or two-year promissory notes. For the three-year notes, one-third of the original outstanding principal amount of each of these notes and interest was forgiven at the end of each of the first three anniversaries of the issue date, as long as the employee was still employed; for the two-year notes, the principal and interest was forgiven at the first two anniversaries. Generally, the promissory notes provided for interest at 7% per year. The amount forgiven during any year has been included as "bonus" compensation to the employee and is reflected in the "bonus" column of the "Summary Compensation Table." In 2002, all the remaining principal and accrued interest on these notes was forgiven in accordance with the terms of the notes, so that at December 31, 2002, these notes were no longer outstanding.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Charter Communications, Inc.'s Class A common stock as of May 27, 2003 by:

     - each of the directors of Charter Communications, Inc.

     - the current chief executive officer and the other individuals named in the Summary Compensation Table;

     - all directors and current executive officers of Charter Communications, Inc. as a group; and

     - each person known by us to own beneficially 5% or more of the outstanding Charter Communications, Inc. Class A common stock.

     With respect to the percentage of voting power set forth in the following table:

     - each holder of Charter Communications, Inc. Class A common stock is entitled to one vote per share; and

     - each holder of Charter Communications, Inc. Class B common stock is entitled to ten votes per share of Class B common stock held by such holder and its affiliates and ten votes per share of Class B Common Stock for which membership units in Charter Communications Holding Company, LLC held by such holder and its affiliates are exchangeable.

                                                         CLASS A
                                                         SHARES
                                          UNVESTED     RECEIVABLE
                             NUMBER OF   RESTRICTED    ON EXERCISE       CLASS A                     CLASS B
                              CLASS A     CLASS A       OF VESTED        SHARES                      SHARES
                              SHARES       SHARES      OPTIONS OR     RECEIVABLE ON   NUMBER OF   ISSUABLE UPON             % OF
                            (VOTING AND   (VOTING         OTHER        EXERCISE OF     CLASS B     EXCHANGE OR     % OF    VOTING
NAME AND ADDRESS OF         INVESTMENT     POWER       CONVERTIBLE     CONVERTIBLE     SHARES     CONVERSION OF   EQUITY   POWER
BENEFICIAL OWNER(1)          POWER)(2)    ONLY)(3)    SECURITIES(4)     SR. NOTES       OWNED       UNITS(5)      (5)(6)   (6)(7)
-------------------         -----------  ----------   -------------   -------------   ---------   -------------   ------   ------
Paul G. Allen(8)..........   21,668,673                    10,000                      50,000      339,132,031    56.9%    92.6%
Charter Investment(9).....                                                                         222,818,858    43.1%      *
Vulcan Cable III(10)......                                                                         116,313,173    28.3%      *
Carl E. Vogel.............       70,833    29,167       1,616,666           34,786                                  *        *
John H. Tory..............        4,300                    40,000                                                   *        *
Marc B. Nathanson(11).....    7,802,085                    50,000          231,911                                 2.7%      *
Ronald L. Nelson(12)......       55,000                    50,000                                                   *        *
Nancy B. Peretsman........       60,000                    50,000           46,382                                  *        *
William D. Savoy(13)......                                 50,000          115,955                   1,232,416      *        *
Larry W. Wangberg.........        3,000                    40,000                                                   *        *
David C. Merritt..........                                                                                          *        *
Steven A. Schumm(14)......       12,440                   811,912            4,638                                  *        *
Curtis S. Shaw............        5,000                   270,583                                                   *        *
Stephen E. Silva..........       57,000    21,000         300,833                                                   *        *

                                                         CLASS A
                                                         SHARES
                                          UNVESTED     RECEIVABLE
                             NUMBER OF   RESTRICTED    ON EXERCISE       CLASS A                     CLASS B
                              CLASS A     CLASS A       OF VESTED        SHARES                      SHARES
                              SHARES       SHARES      OPTIONS OR     RECEIVABLE ON   NUMBER OF   ISSUABLE UPON             % OF
                            (VOTING AND   (VOTING         OTHER        EXERCISE OF     CLASS B     EXCHANGE OR     % OF    VOTING
NAME AND ADDRESS OF         INVESTMENT     POWER       CONVERTIBLE     CONVERTIBLE     SHARES     CONVERSION OF   EQUITY   POWER
BENEFICIAL OWNER(1)          POWER)(2)    ONLY)(3)    SECURITIES(4)     SR. NOTES       OWNED       UNITS(5)      (5)(6)   (6)(7)
-------------------         -----------  ----------   -------------   -------------   ---------   -------------   ------   ------
All current directors and
  executive officers as a
  group (13 persons)......   29,744,331    50,167       3,574,493          435,991     50,000      339,132,031    58.5%    92.8%
David G. Barford(16)......                                                                                          *        *
Kent D. Kalkwarf(17)......                                                                                          *        *
David L. McCall(15).......                                                                                          *        *
Comcast Corporation(18)...                             24,273,943                                                  7.6%      *
Mark Cuban(19)............   19,000,000                                                                            6.5%      *
FMR Corp.(20).............   25,964,516                                  1,396,668                                 8.8%      *
Wallace R. Weitz &
  Company(21).............   42,005,509                                  1,576,994                                14.3%     1.2%

---------------

  *  Less than 1%.

 (1) Except where noted below, the address for each person is Charter Plaza, 12405 Powerscourt Drive, St. Louis, Missouri 63131.

 (2) Includes shares for which the named person has:
     - sole voting and investment power; or
     - shared voting and investment power with a spouse.

     Does not include shares that may be acquired through exercise of options.

 (3) Includes unvested shares of restricted stock issued under the 2001 Stock Incentive Plan, as to which the applicable employee has sole voting power but not investment power.

 (4) Includes shares of Class A common stock issuable upon exercise of options vested on or before July 26, 2003 under the 1999 Charter Communications Option Plan and the 2001 Stock Incentive Plan.

 (5) Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The beneficial owners at May 27, 2003 of Charter Communications, Inc. Class B common stock, Charter Communications Holding Company, LLC membership units, CC VIII, LLC membership units and convertible senior notes of Charter Communications, Inc. are deemed to be beneficial owners of an equal number of shares of Charter Communications, Inc. Class A common stock because such holdings are or were either convertible into Class A shares (in the case of Class B shares and convertible senior notes) or exchangeable (directly or indirectly) for Class A shares (in the case of the membership units) on a one-for-one basis. Unless otherwise noted, the named holders have or had sole investment and voting power with respect to the shares listed as beneficially owned. An issue has arisen as to whether the documentation for the Bresnan transaction was correct and complete with regard to the ultimate ownership of the CC VIII, LLC membership interests following the consummation of the Bresnan put transaction on June 6, 2003. See "Certain Relationships and Related Transactions -- Transactions Arising Out of Our Organizational Structure and Mr. Allen's Investment in Charter Communications, Inc. and Its Subsidiaries -- Equity Put Rights -- Bresnan."

 (6) The calculation of this percentage assumes for each person that:
     - 294,527,595 shares of Class A common stock are issued and outstanding as of May 27, 2003;
     - 50,000 shares of Class B common stock held by Mr. Allen have been converted into shares of Class A common stock;
     - the acquisition by such person of all shares of Class A common stock that such person or affiliates of such person has the right to acquire upon exchange of membership units in subsidiaries or conversion of Series A Convertible Redeemable Preferred Stock or 5.75% or 4.75% convertible senior notes;
     - the acquisition by such person of all shares that may be acquired upon exercise of options to purchase shares or exchangeable membership units that have vested or will vest by July 26, 2003; and

     - that none of the other listed persons or entities has received any shares of Class A common stock that are issuable to any of such persons pursuant to the exercise of options or otherwise. A person is deemed to have the right to acquire shares of Class A common stock with respect to options vested under the 1999 Charter Communications Option Plan. When vested, these options are exercisable for membership units of Charter Communications Holding Company, LLC which are immediately exchanged on a one-for-one basis for shares of Charter Communications, Inc. Class A common stock. A person is also deemed to have the right to acquire shares of Class A common stock issuable upon the exercise of vested options under the 2001 Stock Incentive Plan.

 (7) The calculation of this percentage assumes that Mr. Allen's equity interests are retained in the form that maximizes voting power (i.e., the 50,000 shares of Class B common stock held by Mr. Allen have not been converted into shares of Class A common stock; that the membership units of Charter Communications Holding Company, LLC owned by each of Vulcan Cable III and Charter Investment have not been exchanged for shares of Class A common stock).

 (8) The total listed includes:
     - 222,818,858 membership units in Charter Communications Holding Company, LLC held by Charter Investment; and
     - 116,313,173 membership units in Charter Communications Holding Company, LLC held by Vulcan Cable III.

     The listed total excludes 24,273,943 shares of Class A common stock issuable upon exchange of units of Charter Communications Holding Company, LLC, which may be issuable to Mr. Allen as a consequence of the closing of his purchase of the membership interests in CC VIII, LLC that were "put" to Mr. Allen and were purchased by him on June 6, 2003. An issue has arisen regarding the ultimate ownership of such CC VIII, LLC membership interests following the consummation of such put transaction. See "Certain Relationships and Related Transactions -- Transactions Arising Out of Our Organizational Structure and Mr. Allen's Investment in Charter Communications, Inc. and Its Subsidiaries -- Equity Put Rights -- Bresnan."

     The address of this person is: 505 Fifth Avenue South, Suite 900, Seattle, WA 98104.

 (9) Includes 222,818,858 membership units in Charter Communications Holding Company, LLC which are exchangeable for shares of Class B common stock on a one-for-one basis, which are convertible to shares of Class A common stock on a one-for-one basis.

(10) Includes 116,313,173 membership units in Charter Communications Holding Company, LLC which are exchangeable for shares of Class B common stock on a one-for-one basis, which are convertible to shares of Class A common stock on a one-for-one basis. The address of this person is: 505 Fifth Avenue South, Suite 900, Seattle, WA 98104.

(11) Includes 91,090 shares owned by the Nathanson Family Trust, as to which Mr. Nathanson disclaims beneficial ownership.

(12) Includes 10,000 shares as to which Mr. Nelson disclaims beneficial ownership.

(13) Includes 1,167,552 shares issuable upon exchange of membership units that may be acquired by Mr. Savoy upon exercise of options from Vulcan Cable III that have vested or will vest by July 26, 2003.

(14) Includes 1,000 shares for which Mr. Schumm has shared investment and voting power.

(15) Mr. McCall's stock options expired in April, 2003.

(16) We believe that the vested stock options shown in the table expired in March 2003. The table does not reflect stock options for 1,061,042 shares that were not vested as of the date of termination and have been cancelled, and 34,375 shares of unvested restricted stock that have been forfeited following Mr. Barford's termination in January 2003, both of which are disputed by Mr. Barford.

(17) We believe that the vested stock options shown in the table expired in March 2003. The table does not reflect stock options for 1,179,792 shares that were not vested as of the date of termination and have been cancelled, and 34,375 shares of unvested restricted stock that have been forfeited following Mr. Kalkwarf's termination in January 2003, both of which are disputed by Mr. Kalkwarf.

(18) Pursuant to holder's Form 13G filed with the SEC on January 27, 2003, the named holder and its affiliates beneficially owned, with shared voting and investment power, Class A shares issuable upon exchange of 24,273,943 membership units in CC VIII, LLC. In April 2002, the holders exercised their right to put their CC VIII membership interests to Mr. Allen, and this transaction closed on June 6, 2003. See "Certain Relationships and Related Transactions -- Transactions Arising Out of Our Organizational Structure and Mr. Allen's Investment in Charter Communications, Inc. and Its Subsidiaries -- Equity Put Rights -- Bresnan." The holders' address is:
     1500 Market Street, Philadelphia, Pennsylvania 19102-2148.

(19) The equity ownership reported in this table is based upon holder's Form 13G dated May 19, 2003. The address of this person is: 5424 Deloache, Dallas, Texas 75220.

(20) The equity ownership reported in this table, for both the named holder and its controlling shareholders, the Edward C. Johnson 3d family, is based upon holders' Form 13G filed with the SEC on February 13, 2003. Of the shares reported, there is sole power to dispose all of the 27,361,184 shares beneficially owned; and there is sole power to vote 5,604,316 shares and no power to vote 21,756,868 shares (including the shares issuable upon conversion of notes). The address of this person is: 82 Devonshire Street, Boston, Massachusetts 02109.

(21) The equity ownership reported in this table, for both the named holder and its president and primary owner, Wallace R. Weitz, is based upon holders' Form 13G filed with the SEC on January 16, 2003, and reflects the holders' ownership in its capacity as an investment advisor and not ownership for its own account. The address of this person is: 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following information is provided as of December 31, 2002 with respect to equity compensation plans:

                                            NUMBER OF SECURITIES   WEIGHTED-AVERAGE    NUMBER OF SECURITIES
                                             TO BE ISSUED UPON     EXERCISE PRICE OF   REMAINING AVAILABLE
                                                EXERCISE OF           OUTSTANDING      FOR FUTURE ISSUANCE
                                            OUTSTANDING OPTIONS,   OPTIONS, WARRANTS       UNDER EQUITY
PLAN CATEGORY                               WARRANTS AND RIGHTS       AND RIGHTS        COMPENSATION PLANS
-------------                               --------------------   -----------------   --------------------
Equity compensation plans approved by
  security holders........................       53,632,148(1)          $14.22              35,842,780(2)
Equity compensation plans not approved by
  security holders(3).....................          186,385             $20.46                      --
                                                 ----------             ------              ----------
TOTAL.....................................       53,818,533             $14.23              35,842,780
                                                 ==========             ======              ==========

---------------

(1) This total does not include 159,064 shares issued pursuant to restricted stock grants made under our 2001 Stock Incentive Plan, which were subject to vesting based on continued employment.

(2) Includes 30,000,000 shares added to the 2001 Stock Incentive Plan pursuant to a plan amendment approved by the board of directors on October 29, 2002. This amendment is subject to shareholder approval, and no options with respect to these additional shares will be exercisable until shareholder approval is obtained.

(3) Includes shares of Class A common stock to be issued upon exercise of options granted pursuant to an individual compensation agreement with a consultant. Such options generally contain the same terms and conditions as options granted under the 2001 Stock Incentive Plan, except that the shares are not registered for issuance on Form S-8. For further description of the material features of the individual compensation agreement with the consultant, please see Note 20 to the consolidated financial statements included in our 2002 Annual Report provided herewith.

PERFORMANCE GRAPH

     The graph below shows the cumulative total return on the Company's Class A common stock for the period from November 8, 1999, the date of the initial public offering of the Company's Class A common stock, through December 31, 2002, in comparison to the cumulative total return on Standard & Poor's 500 Index and a peer group consisting of the four national cable operators that are most comparable to the Company in terms of size and nature of operations. Previously, this peer group (the "Prior Peer Group") consisted of Adelphia Communications Corporation (which filed for protection under Chapter 11 of the bankruptcy code on June 25, 2002), Cablevision Systems Corporation, Comcast Corporation, and Cox Communications, Inc. However, the Company has decided to designate a new peer group (the "New Peer Group") that replaces Adelphia with Mediacom Communications Corp. in light of Adelphia's bankruptcy filing. The results shown assume that $100 was invested on November 9, 1999 and that all dividends were reinvested. These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of future performance of the Class A common stock.

                COMPARISON OF 38 MONTH CUMULATIVE TOTAL RETURN*
            AMONG CHARTER COMMUNICATIONS, INC., THE S & P 500 INDEX
                              AND TWO PEER GROUPS

[PERFORMANCE GRAPH]

                                              CHARTER
                                          COMMUNICATIONS,                                  PRIOR PEER
                                                INC.                S & P 500                GROUP              NEW PEER GROUP
                                          ---------------           ---------              ----------           --------------
11/9/99                                        100.00                 100.00                 100.00                 100.00
12/99                                          115.13                 108.04                 115.20                 114.86
3/00                                            75.41                 110.52                 101.03                 101.46
6/00                                            86.51                 107.58                  96.51                  96.91
9/00                                            85.61                 106.54                  88.74                  91.04
12/00                                          119.41                  98.21                 102.14                 102.76
3/01                                           119.08                  86.56                  96.63                  98.47
6/01                                           122.89                  91.63                  96.34                  98.08
9/01                                            65.16                  78.18                  79.82                  83.04
12/01                                           86.47                  86.53                  82.79                  85.07
3/02                                            59.42                  86.77                  70.09                  73.45
6/02                                            21.47                  75.15                  47.15                  50.68
9/02                                             9.79                  62.16                  41.71                  44.86
12/02                                            6.21                  67.41                  47.44                  50.74

* $100 invested on 11/9/99 in stock or on 10/31/99 in index -- including reinvestment of dividends. Fiscal year ending December 31.

                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following sets forth certain transactions in which we are involved in which our directors, executive officers and affiliates have or may have a material interest. The transactions fall generally into three broad categories:

     - Transactions in which Mr. Allen has an interest that arise directly out of Mr. Allen's investment in us. A large number of the transactions described below arise out of Mr. Allen's direct and indirect (through Charter Investment, or the Vulcan entities, each of which Mr. Allen controls) investment in Charter Communications, Inc. and its subsidiaries. These include transactions that we believe naturally result from our organizational structure, history and organizational documents, as well as commitments made as consideration for the investments themselves.

     - Transactions with third party providers of products, services and content in which Mr. Allen has a material interest. Due to Mr. Allen's extensive investment activity in the areas of technology and media, we have a number of commercial relationships with third parties in which Mr. Allen has an interest.

     - Other Miscellaneous Transactions. We also have a limited number of transactions in which certain of our other officers, directors and principal shareholders have an interest.

     Except where noted below, we do not believe that these transactions present any unusual risks for us that would not be present in any similar commercial transaction.

     The following chart summarizes certain information with respect to these transactions; additional information regarding these transactions is provided following the chart:

           TRANSACTION              INTERESTED RELATED PARTY          DESCRIPTION OF TRANSACTION
----------------------------------  ------------------------   -----------------------------------------
Intercompany Management
  Arrangements....................  Paul G. Allen              The subsidiaries of Charter
                                                               Communications Holding Company, LLC paid
                                                               Charter Communications, Inc. $9 million
                                                               for services rendered in 2002, and $3
                                                               million in the first quarter of 2003.
Mutual Services Agreement.........  Paul G. Allen              Charter Communications, Inc. paid Charter
                                                               Communications Holding Company, LLC $70
                                                               million for services rendered in 2002,
                                                               and $20 million in the first quarter of
                                                               2003.
Management Agreement..............  Paul G. Allen              No fees were paid in 2002 or 2003,
                                                               although total management fees payable to
                                                               Charter Investment, exclusive of
                                                               interest, were $14 million at the end of
                                                               March 2003.
Tax Provisions of Charter
  Communications Holdings'
  Operating Agreement.............  Paul G. Allen              The operating agreement of Charter
                                                               Communications Holding Company, LLC
                                                               allocates certain tax losses to entities
                                                               controlled by Paul Allen.
Channel Access Agreement..........  Paul G. Allen              At Vulcan Ventures request, we will
                                                               provide Vulcan Ventures with exclusive
                                                               rights for carriage on eight of our
                                                               digital cable channels as partial
                                                               consideration of a prior capital
                                                               contribution of $1.325 billion.

           TRANSACTION              INTERESTED RELATED PARTY          DESCRIPTION OF TRANSACTION
----------------------------------  ------------------------   -----------------------------------------
Equity Put Rights.................  Paul G. Allen              Certain sellers of cable systems that we
                                                               acquired were granted, or previously had,
                                                               the right, as described below, to put to
                                                               Paul Allen equity in us (in the case of
                                                               Rifkin and Falcon), Charter
                                                               Communications Holding Company, LLC (in
                                                               the case of Rifkin) and CC VIII, LLC (in
                                                               the case of Bresnan) that they were
                                                               issued in connection with such
                                                               acquisitions.
Funding Commitment of Vulcan
  Inc. ...........................  Paul G. Allen              Effective April 14, 2003, we entered into
                                                               a commitment letter with Vulcan Inc.,
                                                               which is an affiliate of Paul Allen,
                                                               pursuant to which Vulcan Inc. agreed to
                                                               lend, or cause an affiliate to lend
                                                               initially to Charter Communications VII,
                                                               LLC an aggregate amount of up to $300
                                                               million, which amount includes a
                                                               subfacility of up to $100 million for the
                                                               issuance of letters of credit.
High Speed Access Corp. Asset
  Purchase Agreement..............  Paul G. Allen              In February 2002, our subsidiary
                                                               purchased certain assets of High Speed
                                                               Access for $78 million, plus the delivery
                                                               of 37,000 shares of High Speed Access
                                                               Series D preferred stock and certain
                                                               warrants. In connection with the
                                                               transaction, High Speed Access also
                                                               purchased 38,000 shares of its Series D
                                                               preferred stock from Vulcan Ventures for
                                                               $8 million, and all of Vulcan Ventures'
                                                               shares of High Speed Access common stock.
High Speed Access Corp. ..........  Paul G. Allen              In January 2002, we granted a royalty
                                                               free right to use intellectual property
                                                               purchased by Charter Communications
                                                               Holding Company, LLC, received
                                                               approximately $4 million in management
                                                               fees and $17 million in revenues and paid
                                                               approximately $2 million under agreements
                                                               that have terminated.
TechTV Carriage Agreement.........  Paul G. Allen              We received $4 million from TechTV under
                                    William D. Savoy           the Carriage Agreement in 2002 and $1
                                    Larry W. Wangberg          million for the first quarter of 2002,
                                                               and paid TechTV $0.2 million during 2002
                                                               and $0.2 million in the first quarter of
                                                               2003.
Oxygen Media Corporation Carriage
  Agreement.......................  Paul G. Allen              We paid Oxygen Media $6 million under the
                                                               Carriage Agreement in exchange for
                                                               programming in 2002, and $2 million
                                                               during the first quarter of 2003. We
                                                               received $2 million in 2002, and $0.4
                                                               million in the first quarter of 2003,
                                                               from Oxygen Media related to marketing
                                                               support provided to customers, along with
                                                               warrants to purchase 2.4 million shares
                                                               of Oxygen Media common stock.

           TRANSACTION              INTERESTED RELATED PARTY          DESCRIPTION OF TRANSACTION
----------------------------------  ------------------------   -----------------------------------------
Portland Trail Blazers Carriage
  Agreement.......................  Paul G. Allen              We paid $1 million in connection with the
                                                               cable broadcast of certain Trail Blazers
                                                               basketball games in 2002, and none in the
                                                               first quarter of 2003.
Action Sports Cable Network
  Carriage Agreement..............  Paul G. Allen              We paid $1 million for rights to carry
                                                               its programming in 2002, and none in the
                                                               first quarter of 2003.
Click2learn, Inc. Software License
  Agreement.......................  Paul G. Allen              We paid approximately $250,000 under the
                                                               Software License Agreement in 2002, and
                                                               $0 in the first quarter of 2003.
Digeo, Inc. Broadband Carriage
  Agreement.......................  Paul G. Allen              We paid Digeo $3 million in 2002 for
                                    William D. Savoy           customized development of the i-channels
                                    Carl E. Vogel              and the local content tool kit. We
                                                               received no revenues under the Broadband
                                                               Carriage Agreement in 2002, and none in
                                                               the first quarter of 2003.
ADC Telecommunications Inc. ......  Larry W. Wangberg          We paid $759,600 to purchase certain
                                                               access/ network equipment in 2002, and
                                                               $11,700 in the first quarter of 2003.
HDNet and HDNet Movies Network....  Mark Cuban                 We recently signed an agreement to carry
                                                               two around-the-clock, high-definition
                                                               networks, HDNet and HDNet Movies.
Office lease agreement............  David L. McCall            We paid $117,600 in 2002, and $29,400 in
                                                               the first quarter of 2003, under an
                                                               office lease agreement to a partnership
                                                               controlled by Mr. McCall.
Construction Services.............  David L. McCall            We paid $644,800 in 2002, and $122,300 in
                                                               the first quarter of 2003, to a
                                                               construction company controlled by Mr.
                                                               McCall's brother, and we paid $3 million
                                                               in 2002 and $337,700 in the first quarter
                                                               of 2003 to a construction company
                                                               controlled by Mr. McCall's son.
Lease Arrangements................  Marc B. Nathanson          We paid approximately $76,000 in 2002,
                                                               and $17,200 in the first quarter of 2003,
                                                               to companies controlled by Mr. Nathanson
                                                               under a warehouse lease agreement.

           TRANSACTION              INTERESTED RELATED PARTY          DESCRIPTION OF TRANSACTION
----------------------------------  ------------------------   -----------------------------------------
Enstar Limited Partnership Systems
  Purchase and Management
  Services........................  Charter officers who       Certain of our subsidiaries purchased
                                    were appointed by a        certain assets of the Enstar Limited
                                    Charter subsidiary (as     Partnerships, for approximately $63
                                    general partner) to        million.
                                    serve as officers of
                                    Enstar limited             We also earned $1 million in 2002, and
                                    partnerships               $155,400 in the first quarter of 2003, by
                                                               providing management services to the
                                                               Enstar limited partnerships.
Indemnification Advances..........  Directors and current      Pursuant to indemnification arrangements,
                                    and former officers        we advanced approximately $3.9 million
                                    named in certain legal     for defense costs incurred in 2002 and
                                    proceedings                2003.

     The following sets forth more details regarding the transactions summarized above.

TRANSACTIONS ARISING OUT OF OUR ORGANIZATIONAL STRUCTURE AND MR. ALLEN'S INVESTMENT IN CHARTER COMMUNICATIONS, INC. AND ITS SUBSIDIARIES

     As noted above, a number of our related party transactions arise out of Mr. Allen's investment in Charter Communications, Inc. and its subsidiaries, whether directly as a result of an investment transaction or as a result of our organizational structure, history and organization documents. In that regard, some of these transactions are with Charter Investment, Inc. and Vulcan Ventures (both owned 100% by Mr. Allen) and Charter Communications Holding Company, LLC (approximately 46.5% owned by us and 53.5% owned by other affiliates of Mr. Allen).

INTERCOMPANY MANAGEMENT ARRANGEMENTS

     Charter Communications, Inc. has entered into management arrangements with Charter Communications Holding Company, LLC and certain of its subsidiaries. Under these agreements, Charter Communications, Inc. provides management services for the cable television systems owned or operated by its subsidiaries. These management agreements provide for reimbursement to Charter Communications, Inc. for all costs and expenses incurred by it attributable to the ownership and operation of the managed cable systems ("Company Expenses"), plus an additional management fee to cover additional costs incurred that are not in the nature of Company Expenses (such as corporate overhead, administration and salary expense). The management agreements covering the CC VI and CC VII companies limit the management fee portion payable to Charter Communications, Inc. to 5% of gross revenues. Under the arrangement covering all of our other operating subsidiaries, there is no limit on the dollar amount or percentage of revenues payable as management fees, except for CC VIII, where the operating agreement limits management fees payable to amounts allowed under the CC VIII Credit Agreement. However, the total amount paid by Charter Communications Holding Company, LLC and all of its subsidiaries is limited to the amount necessary to reimburse Charter Communications, Inc. for all of its expenses, costs, losses, liabilities and damages paid or incurred by it in connection with the performance of its services under the various management agreements. The expenses subject to reimbursement include any fees Charter Communications, Inc. is obligated to pay under the mutual services agreement described below. Payment of management fees by Charter Communications, Inc.'s operating subsidiaries is subject to certain restrictions under the credit facilities of such subsidiaries. In the event any portion of the management fee due and payable is not paid, it is deferred by Charter Communications, Inc. and accrued as a liability of such subsidiaries. Any deferred amount of the management fee will bear interest at the rate of 10% per annum, compounded annually, from the date it was due and payable until the date it is paid. For the year ended December 31, 2002 and the three months ended March 31, 2003, Charter Communications, Inc. received a total of $9 million and $3 million, respectively, as management fees from Charter Communications Holding Company, LLC and its subsidiaries. The accounts and balances related to these fees eliminate in consolidation.

MUTUAL SERVICES AGREEMENT

     Charter Communications, Inc., Charter Communications Holding Company, LLC and Charter Investment are parties to a mutual services agreement whereby each party shall provide rights and services to the other parties as may be reasonably requested for the management of the entities involved and their subsidiaries, including the cable systems owned by their subsidiaries all on a cost-reimbursement basis. The officers and employees of each party are available to the other parties to provide these rights and services, and all expenses and costs incurred in providing these rights and services are paid by Charter Communications, Inc. Each of the parties will indemnify and hold harmless the other parties and their directors, officers and employees from and against any and all claims that may be made against any of them in connection with the mutual services agreement except due to its or their gross negligence or willful misconduct. The mutual services agreement expires on November 12, 2009, and may be terminated at any time by any party upon thirty days' written notice to the other. For the year ended December 31, 2002 and the three months ended March 31, 2003, Charter Communications, Inc. paid $70 million and $20 million, respectively, to Charter Communications Holding Company, LLC for services rendered pursuant to the mutual services agreement. All such amounts are reimbursable to Charter Communications, Inc. pursuant to a management arrangement with our subsidiaries. See "-- Intercompany Management Arrangements." The accounts and balances related to these services eliminate in consolidation. Charter Investment no longer provides services pursuant to this agreement.

PREVIOUS MANAGEMENT AGREEMENT WITH CHARTER INVESTMENT

     Prior to November 12, 1999, Charter Investment provided management and consulting services to our operating subsidiaries for a fee equal to 3.5% of the gross revenues of the systems then owned, plus reimbursement of expenses. The balance of management fees payable under the previous management agreement was accrued with payment at the discretion of Charter Investment, with interest payable on unpaid amounts. For the year ended December 31, 2002 and the three months ended March 31, 2003, Charter Communications, Inc.'s subsidiaries did not pay any fees to Charter Investment to reduce management fees payable. As of both December 31, 2002 and March 31, 2003, total management fees payable to Charter Investment were $14 million, exclusive of any interest that may be charged.

CHARTER COMMUNICATIONS HOLDING COMPANY LIMITED LIABILITY AGREEMENT -- TAXES

     The amended and restated limited liability company agreement of Charter Communications Holding Company, LLC contains special provisions regarding the allocation of tax losses and profits among its members -- Vulcan Cable III, Charter Investment and us. In some situations, these provisions may cause us to pay more tax than would otherwise be due if Charter Communications Holding Company, LLC had allocated profits and losses among its members based generally on the number of common membership units.

VULCAN VENTURES CHANNEL ACCESS AGREEMENT

     Vulcan Ventures Incorporated, an entity controlled by Mr. Allen, Charter Communications, Inc., Charter Investment and Charter Communications Holding Company, LLC are parties to an agreement dated September 21, 1999 regarding the right of Vulcan Ventures to use up to eight of our digital cable channels in consideration of a prior capital contribution of $1.325 billion. Specifically, at Vulcan Ventures' request, we will provide Vulcan Ventures with exclusive rights for carriage of up to eight digital cable television programming services or channels on each of the digital cable television systems with local and to the extent available, national control of the digital product owned, operated, controlled or managed by us now or in the future of 550 megahertz or more. If the system offers digital services but has less than 550 megahertz of capacity, then the programming services will be equitably reduced. Upon request of Vulcan Ventures, we will attempt to reach a comprehensive programming agreement pursuant to which we will pay the programmer, if possible, a fee per digital customer. If such fee arrangement is not achieved, then we and the programmer shall enter into a standard programming agreement. The initial term of agreement was 10 years, and the term extends by one additional year (such that the remaining term continues to be 10 years) on each anniversary date of the agreement unless either party provides the other with notice to the contrary at least 60 days prior to such anniversary date. As of both December 31, 2002 and March 31, 2003, Vulcan Ventures did not use any of these channels. However, in the future it is possible that Vulcan Ventures could require us to carry programming that is less profitable to us than the programming that we would otherwise carry and our results would suffer accordingly.

EQUITY PUT RIGHTS

     Bresnan. As part of the Bresnan acquisition in February 2000, CC VIII, our indirect limited liability company subsidiary, issued Class A Preferred Membership Interests (collectively, the CC VIII Interest) with a value and an initial capital account of approximately $630 million to certain sellers affiliated with AT&T Broadband, now owned by Comcast Corporation (the Comcast Sellers). While held by the Comcast Sellers, the CC VIII Interest was entitled to a 2% priority return on its initial capital amount and such priority return was entitled to preferential distributions from available cash and upon liquidation of CC VIII. While held by the Comcast Sellers, the CC VIII Interest generally did not share in the profits and losses of CC VIII. Mr. Allen granted the Comcast Sellers the right to sell to him the CC VIII Interest for approximately $630 million plus 4.5% interest annually from February 2000 (the Comcast Put Right). In April 2002, the Comcast Sellers exercised the Comcast Put Right in full, and this transaction was consummated on June 6, 2003. Accordingly, Mr. Allen has become the holder of the CC VIII Interest. Consequently, subject to the matters referenced in the next paragraph, Mr. Allen generally thereafter will be allocated his pro rata share (based on number of membership interests outstanding) of profits or losses of CC VIII. In the event of a liquidation of CC VIII, Mr. Allen will not be entitled to any priority distributions (except with respect to the 2% priority return, as to which such priority will continue), and Mr. Allen's share of any remaining distributions in liquidation will be equal to the initial capital account of the Comcast Sellers of approximately $630 million, increased or decreased by Mr. Allen's pro rata share of CC VIII's profits or losses (as computed for capital account purposes) after June 6, 2003.

     An issue has arisen as to whether the documentation for the Bresnan transaction was correct and complete with regard to the ultimate ownership of the CC VIII Interest following consummation of the Comcast Put Right. Our Board of Directors has formed a Special Committee comprised of Messrs. Tory, Wangberg and Nelson to investigate and take any other appropriate action on our behalf with respect to this matter. Specifically, the Special Committee is considering whether it should be our position that Mr. Allen should be required to contribute the CC VIII Interest to Charter Communications Holding Company, LLC in exchange for Charter Communications Holding Company, LLC membership units, immediately after his acquisition of the CC VIII Interest upon consummation of the Comcast Put Right. To the extent it is ultimately determined that Mr. Allen must contribute the CC VIII Interest to Charter Communications Holding Company, LLC following consummation of the Comcast Put Right, the Special Committee may also consider what additional steps, if any, should be taken with respect to the further disposition of the CC VIII Interest by Charter Communications Holding Company, LLC. If necessary, following the completion of the Special Committee's investigation of the facts and circumstances relating to this matter, the Special Committee and Mr. Allen have agreed to a non-binding mediation process to resolve any dispute relating to this matter as soon as practicable, but without any prejudice to any rights of the parties if such dispute is not resolved as part of the mediation.

     Rifkin. On September 14, 1999, Mr. Allen and Charter Communications Holding Company, LLC entered into a put agreement with certain sellers of the Rifkin cable systems that received a portion of their purchase price in the form of 3,006,202 Class A preferred membership units of Charter Communications Holding Company, LLC. This put agreement permitted these holders to compel Charter Communications Holding Company, LLC to redeem their Class A preferred membership units at any time before September 14, 2004 at $1.00 per unit, plus accretion thereon at 8% per annum from September 14, 1999. Mr. Allen had guaranteed the redemption obligation of Charter Communications Holding Company, LLC. These units were put to Charter Communications Holding Company, LLC for redemption, and were redeemed on April 18, 2003 for an aggregate price of approximately $4 million.

     Mr. Allen also is a party to a put agreement with certain sellers of the Rifkin cable systems that received a portion of their purchase price in the form of shares of Class A common stock of Charter Communications, Inc. Under this put agreement, such holders have the right to sell to Mr. Allen any or all of such shares of Class A common stock at $19 per share (subject to adjustments for stock splits, reorganizations and similar events), plus interest at a rate of 4.5% per year, compounded annually from November 12, 1999. This put agreement terminates on November 12, 2003, subject to early termination for certain events. At May 27, 2003, this put agreement applied to an aggregate of approximately 2,000 shares of Class A common stock.

     Falcon. Mr. Allen also is a party to a put agreement with certain sellers of the Falcon cable systems (including Mr. Nathanson, one of our directors) that received a portion of their purchase price in the form of shares of Class A common stock of Charter Communications, Inc. Under the Falcon put agreement, such holders have the right to sell to Mr. Allen any or all shares of Class A common stock received in the Falcon acquisition at $25.8548 per share (subject to adjustments for stock splits, reorganizations and similar events), plus interest at a rate of 4.5% per year, compounded annually from November 12, 1999. The Falcon put agreement terminates on November 12, 2003, subject to early termination for certain events. On May 27, 2003, the Falcon put agreement applied to an aggregate of approximately 7.5 million shares of Class A common stock. See "Security Ownership of Certain Beneficial Owners and Management."

FUNDING COMMITMENT OF VULCAN INC.

     Effective April 14, 2003, we entered into a commitment letter with Vulcan Inc., which is an affiliate of Paul Allen, pursuant to which Vulcan Inc. or an affiliate (the "lender") would lend initially to Charter Communications VII, LLC an aggregate amount of up to $300 million, which amount includes a subfacility of up to $100 million for the issuance of letters of credit. The borrower would be able to draw under the facility or have letters of credit issued, in each case within five business days of the end of each quarter ending on or prior to March 31, 2004. The loans and letters of credit could only be used to repay loans, or replace letters of credit, under our operating subsidiaries' credit facilities to the extent required to comply with the leverage ratios under those credit facilities or to create cushions in excess of the minimum amount necessary to comply with such ratios. The facility would be guaranteed by us and certain of our subsidiaries and would be secured by a lien on our corporate headquarters in St. Louis and certain corporate aircraft. We would be required to use our commercially reasonable efforts to form a new interim holding company (CCH II, LLC) as a subsidiary of Charter Holdings and to cause Charter Holdings to transfer to it the equity interests in Charter Operating, CC VI Holdings, LLC, Charter Communications VII, LLC and CC V Holdings, LLC, which transfer we refer to as the equity contribution. The equity interests to be transferred in the equity contribution have been pledged as security for the loans under the Charter Operating credit facility. We would also be required to use our commercially reasonable efforts to obtain the consent of the lenders under the Charter Operating credit facility to the grant to the lender of a second priority lien on the equity interests transferred to CCH II, LLC. Upon the equity contribution, CCH II, LLC would become the borrower under the facility.

     In addition to the liens on our corporate headquarters, on the corporate aircraft and on the equity interests transferred pursuant to the equity contribution, the facility would also be secured on a pari passu basis by liens or security interests granted on any assets or properties (other than assets or properties of CCH II, LLC, which shall secure the facility on a first priority basis, subject to the prior lien in favor of the lenders under Charter Operating credit facility on the equity interests transferred pursuant to the equity contribution) to secure any indebtedness of us or any of our subsidiaries (other than the operating company credit facilities and other ordinary and customary exceptions to be determined).

     The interest rate on the loans would be initially 13% per annum, reducing to 12% per annum at such time as CCH II, LLC became the borrower under the facility. If the borrower were unable to receive funds from our operating subsidiaries to pay such interest the borrower would be able to pay interest by delivering additional notes to the lender in the amount of the accrued interest calculated at the rate of 15% per annum, reducing to 14% per annum for any issuance after CCH II, LLC became the borrower under the facility. Such additional notes would bear interest at the same rate as, and otherwise be on the same terms as, the notes issued to represent the original loans under the facility. Upon the occurrence of an event of default, the interest rate would be increased by 2% per annum over the interest rate otherwise applicable.

     If letters of credit are issued pursuant to the facility, the borrower would pay a letter of credit fee of 8% per annum of the face amount of the letter of credit.

     The borrower would pay the lender a facility fee of 1.5% of the amount of the facility, payable over three years (with 0.5% being earned upon execution of the commitment letter and 1.0% being earned upon execution of the definitive documentation). In addition to the facility fee, the borrower would pay a commitment fee on the undrawn portion of the facility in the amount of 0.5% per annum commencing upon execution of the definitive documentation.

     The borrower would have the right to terminate the facility at any time that no loans or letters of credit are outstanding, although any fees earned prior to termination would remain payable. No amortization payments would be required prior to maturity. The facility would mature on November 12, 2009, provided that at such time as CCH II, LLC became the borrower under the facility the maturity date would become March 1, 2007. The loan may not be prepaid prior to March 31, 2004, but the borrower would have the right to make prepayments at any time after March 31, 2004, without the payment of any premium or penalty. The borrower would be required to offer to purchase outstanding notes evidencing the loans under the facility with the proceeds of certain asset sales and debt issuances.

     The definitive documentation would contain customary representations, covenants, events of default and indemnification provisions.

     The facility is subject to the negotiation and execution of definitive documentation by June 30, 2003. If the parties have not executed the definitive documentation by that date, the facility will terminate. Once the documentation has been executed, the borrower's ability to draw on the facility would be subject to certain conditions, such as the use of other available funds for covenant compliance purposes, evidence of compliance with financial covenants, accuracy of representations and warranties, no material adverse change having occurred, there being no default under other credit facilities and indentures, and receipt of financial statements. Although we believe that we will be able to satisfy those conditions, there can be no assurance that we will be able to do so or that if we fail to do so we will be able to negotiate waivers of such conditions.

ALLOCATION OF BUSINESS OPPORTUNITIES WITH MR. ALLEN

     As described under "Third Party Business Relationships in which Mr. Allen has an Interest" in this section, Mr. Allen and a number of his affiliates have interests in various entities that provide services or programming to our subsidiaries. Given the diverse nature of Mr. Allen's investment activities and interests, and to avoid the possibility of future disputes as to potential business, Charter Communications, Inc. and Charter Communications Holding Company, LLC, under the terms of their respective organizational documents, may not, and may not allow their subsidiaries, to engage in any business transaction outside the cable transmission business except for the Digeo, Inc. joint venture; the joint venture to develop a digital video recorder set-top terminal; the investment in Cable Sports Southeast, LLC, a provider of regional sports programming; as an owner of the business of Interactive Broadcaster Services Corporation (Chat TV); an investment in Security Broadband Corp., a company developing broadband security applications; and incidental businesses engaged in as of the closing of Charter Communications, Inc.'s initial public offering in November 1999. This restriction will remain in effect until all of the shares of Charter Communications, Inc.'s high-vote Class B common stock have been converted into shares of Class A common stock due to Mr. Allen's equity ownership falling below specified thresholds.

     Should Charter Communications, Inc. or Charter Communications Holding Company, LLC or any of their subsidiaries wish to pursue, or allow their subsidiaries to pursue, a business transaction outside of this scope, it must first offer Mr. Allen the opportunity to pursue the particular business transaction. If he decides not to pursue the business transaction and consents to Charter Communications, Inc. or its subsidiaries engaging in the business transaction, they will be able to do so. In any such case, the restated certificate of incorporation of Charter Communications, Inc. and the amended and restated limited liability company agreement of Charter Communications Holding Company, LLC would need to be amended accordingly to modify the current restrictions on the ability of such entities to engage in any business other than the cable transmission business. The cable transmission business means the business of transmitting video, audio, including telephony, and data over cable television systems owned, operated or managed by Charter Communications, Inc., Charter Communications Holding Company, LLC or any of their subsidiaries from time to time.

     Under Delaware corporate law, each director of Charter Communications, Inc., including Mr. Allen, is generally required to present to Charter Communications, Inc., any opportunity he or she may have to acquire any cable transmission business or any company whose principal business is the ownership, operation or management of cable transmission businesses, so that we may determine whether we wish to pursue such opportunities. However, Mr. Allen and the other directors generally will not have an obligation to present other types of business opportunities to Charter Communications, Inc. and they may exploit such opportunities for their own account.

     Also, conflicts could arise with respect to the allocation of corporate opportunities between us and Mr. Allen and his affiliates in connection with his investments in businesses in which we are permitted to engage under our restated certificate of incorporation. We have not instituted any formal plan or arrangement to address potential conflicts of interest.

     The restrictive provisions of our organizational documents described above may limit our ability to take advantage of attractive business opportunities. Consequently, our ability to offer new products and services outside of the cable transmission business and enter into new businesses could be adversely affected, resulting in an adverse effect on our growth, financial condition and results of operations.

THIRD PARTY BUSINESS RELATIONSHIPS IN WHICH MR. ALLEN HAS AN INTEREST

     As previously noted, Mr. Allen's extensive investment in the areas of media and technology has resulted in our having a number of commercial relationships with third parties in which Mr. Allen has an interest. Mr. Allen or his affiliates own equity interests or warrants to purchase equity interests in various entities with which we do business or which provide us with products, services or programming. Mr. Allen owns 100% of the equity of Vulcan Ventures Incorporated and Vulcan Inc. and is the president of Vulcan Ventures. Mr. Savoy is also a vice president and a director of Vulcan Ventures. The various cable, media, Internet and telephony companies in which Mr. Allen has invested may mutually benefit one another. The agreements governing our relationship with Digeo, Inc. are an example of a cooperative business relationship among his affiliated companies. We can give no assurance, nor should you expect, that any of these business relationships will be successful, that we will realize any benefits from these relationships or that we will enter into any business relationships in the future with Mr. Allen's affiliated companies.

     Mr. Allen and his affiliates have made, and in the future likely will make, numerous investments outside of us and our business. We cannot assure you that, in the event that we or any of our subsidiaries enter into transactions in the future with any affiliate of Mr. Allen, such transactions will be on terms as favorable to us as terms we might have obtained from an unrelated third party.

HIGH SPEED ACCESS

     High Speed Access Corp. has been a provider of high-speed Internet access services over cable modems. During the period from 1997 to 2000, certain Charter Communications entities entered into Internet-access related service agreements, and both Vulcan Ventures, an entity owned by Mr. Allen, and certain of our subsidiaries made equity investments in High Speed Access.

     On February 28, 2002, our subsidiary, CC Systems, purchased from High Speed Access the contracts and associated assets, and assumed related liabilities, that served our customers, including a customer contact center, network operations center and provisioning software. At the closing, certain of our subsidiaries paid

$78 million to High Speed Access and delivered 37,000 shares of High Speed Access's Series D convertible preferred stock and all of the warrants to buy High Speed Access common stock owned by Charter Communications Holding Company, LLC (which had been acquired pursuant to two network services agreements which were cancelled in connection with this transaction, as described below), and High Speed Access purchased 38,000 shares of its Series D Preferred Stock from Vulcan Ventures for $8 million. Additional purchase price adjustments were made as provided in the asset purchase agreement. Charter Communications Holding Company, LLC obtained a fairness opinion from a qualified investment-banking firm regarding the valuation of the assets purchased. Concurrently with the closing of the transaction, High Speed Access also purchased all of its common stock held by Vulcan Ventures.

     In conjunction with the High Speed Access asset purchase, on February 28, 2002, Charter Communications Holding Company, LLC granted High Speed Access the right to use certain intellectual property sold by High Speed Access to Charter Communications Holding Company, LLC. High Speed Access does not pay any fees under the agreement. The domestic portion of the license terminated on June 30, 2002, and the international portion of the license will expire on February 2, 2005. Prior to closing the asset purchase, Charter Communications, Inc. performed certain management services formerly performed by High Speed Access, for which it received $4 million in January and February 2002.

     Concurrently with the asset purchase, all of the other agreements between our subsidiaries and High Speed Access Corp., (other than the license agreement described above), namely the programming content agreement, the services agreement, the systems access agreement, the 1998 network services agreement and the May 2000 network services agreement, were terminated. The revenues we earned from High Speed Access for the year ended December 31, 2002 were approximately $17 million. In addition, for the year ended December 31, 2002, we paid High Speed Access approximately $2 million under the 1998 network services agreement and the 2000 network services agreement, representing a per customer fee to High Speed Access according to agreed pricing terms and compensation for services exceeding certain minimum thresholds.

     Immediately prior to the asset purchase, Vulcan Ventures beneficially owned approximately 37%, and we beneficially owned approximately 13%, of the common stock of High Speed Access (including the shares of common stock which could be acquired upon conversion of the Series D preferred stock, and upon exercise of the warrants owned by Charter Communications Holding Company, LLC). Following the consummation of the asset purchase, neither we nor Vulcan Ventures beneficially owned any securities of, or were otherwise affiliated with, High Speed Access.

TECHTV

     TechTV Inc. operates a cable television channel which broadcasts shows about technology. Pursuant to a carriage agreement terminating in 2008, TechTV has provided us with programming for broadcast via our cable television systems. Carriage fee amounts per customer are determined based on the percentage of customers in a particular system receiving the services. These fees will be waived for systems with higher penetration levels until December 31, 2003, and were waived for systems with lower penetration levels through April 30, 2001. In certain circumstances, we are entitled to a percentage of TechTV's net product revenues from infomercials and home shopping and attributed to our carriage of the service. Additionally, we receive incentive payments for channel launches through December 31, 2003. TechTV may not offer its services to any other cable operator which serves the same or fewer number of customers at a more favorable rate or on more favorable carriage terms. For the year ended December 31, 2002, we received $4 million from TechTV and paid $0.2 million to them under the carriage agreement. For the three months ended March 31, 2003, we received $1 million from TechTV and paid $0.2 million to them under the carriage agreement.

     Vulcan Programming, which is 100% owned by Mr. Allen, owned a 98% equity interest in TechTV as of December 31, 2002. Mr. Savoy serves as the president and director of Vulcan Programming. Mr. Wangberg, one of our directors, is a director of TechTV. Both Messrs. Allen and Savoy are directors of TechTV.

OXYGEN MEDIA CORPORATION

     Oxygen Media LLC (Oxygen) provides programming content aimed at the female audience for distribution over cable television systems. On July 22, 2002, Charter Communications Holding Company, LLC entered into a carriage agreement with Oxygen, whereby Charter Communications Holding Company, LLC agreed to carry programming content from Oxygen, pursuant to which we currently make it available to approximately 5 million of our customers. The term of the carriage agreement is retroactive to February 1, 2000, the date of launch of Oxygen programming by Charter Communications Holding Company, LLC and runs for a period of five years from that date. As the number of customers receiving the Oxygen programming increases, Charter Communications Holding Company, LLC receives volume discounts. For the year ended December 31, 2002 and the three months ended March 31, 2003, we paid Oxygen approximately $6 million and $2 million, respectively, for programming content.

     In addition, Oxygen pays Charter Communications Holding Company, LLC marketing support fees for customers launched after the first year of the term of the carriage agreement up to an amount of $4 million. We have recognized $2 million and $0.4 million of revenue related to the marketing support provided for the year ended December 31, 2002 and for the three months ended March 31, 2003, respectively.

     Concurrently with the execution of the programming agreement, we entered into an equity issuance agreement pursuant to which Oxygen's parent company, Oxygen Media Corporation (Oxygen Media), granted a subsidiary of Charter Communications Holding Company, LLC a warrant to purchase 2.4 million shares of common stock of Oxygen Media for an exercise price of $22.00 per share. Charter Communications Holding Company, LLC will also receive unregistered shares of Oxygen Media common stock with a fair market value on the date of issuance of $34 million, on or prior to February 2, 2005 with the exact date to be determined by Oxygen Media.

     Mr. William Savoy, a director of Charter Communications, Inc. and Charter Communications Holding Company, LLC, serves on the board of directors of Oxygen. As of December 31, 2002, through Vulcan Programming, Mr. Allen owns an approximate 31% interest in Oxygen (51% assuming exercise of all warrants held by Vulcan Programming but no exercise of warrants or options by other holders). Marc Nathanson has an indirect beneficial interest of less than 1% in Oxygen.

PORTLAND TRAIL BLAZERS AND ACTION SPORTS CABLE NETWORK

     On October 7, 1996, the former owner of our Falcon cable systems entered into a letter agreement and a cable television agreement with Trail Blazers Inc. for the cable broadcast in the metropolitan area surrounding Portland, Oregon of pre-season, regular season and playoff basketball games of the Portland Trail Blazers, a National Basketball Association basketball team. Mr. Allen is the 100% owner of the Portland Trail Blazers and Trail Blazers Inc. After our acquisition of the Falcon cable systems in November 1999, we continued to operate under the terms of these agreements until their termination on September 30, 2001. Under the letter agreement, Trail Blazers Inc. was paid a fixed fee for each customer in areas directly served by the Falcon cable systems. Under the cable television agreement, we shared subscription revenues with Trail Blazers Inc. For the year ended December 31, 2002 and the three months ended March 31, 2003, we paid approximately $1 million and $0, respectively, in connection with the cable broadcast of Portland Trail Blazers basketball games under the October 1996 cable television agreement.

     On July 1, 2001, Charter Communications Holding Company, LLC and Action Sports Cable Network (Action Sports), which is 100% owned by Mr. Allen, entered into a new carriage agreement for a five year term, which became effective on October 1, 2001 with the expiration of the previous agreement. Under the July 2001 carriage agreement, Charter Communications Holding Company, LLC pays Action Sports a fixed fee for each customer receiving the Action Sports programming, which covers sporting events in the Pacific Northwest, including the Portland Trail Blazers, the Seattle Seahawks, a National Football League football team, and the Portland Fire, a Women's National Basketball Association basketball team. On November 5, 2002, Action Sports announced that it was discontinuing its business following its failure to obtain an acceptable carriage agreement with AT&T Cable, the cable television provider in Portland, Oregon. Action Sports service was terminated on November 5, 2002 and Charter Communications Holding Company, LLC ceased carriage of the service. For the year ended December 31, 2002 and the three months ended March 31, 2003, we paid Actions Sports $1 million and $0, respectively, for rights to carry its programming. We believe that the failure of this network will not materially affect our business or results of operations.

CLICK2LEARN

     Charter Communications Holding Company, LLC executed a Software License Agreement with Click2learn, Inc. effective as of June 30, 2002. Since October 1999 Charter Communications Holdings Company has purchased professional services, software and maintenance from Click2learn, Inc. a company which provides enterprise software for organizations seeking to capture, manage and disseminate knowledge throughout their extended enterprise. As of December 31, 2002, Mr. Allen owned an approximate 27% interest in Click2learn, Inc. including 616,120 shares held of record by Vulcan Ventures, Inc. and 387,096 shares issuable upon exercise of a warrant issued to Vulcan Ventures, Incorporated. Mr. Allen is the sole shareholder of Vulcan Ventures, Inc. and may be deemed to have shared voting and investment power with respect to such shares. Mr. Allen is the founder of Click2learn, Inc. For the year ended December 31, 2002 and the three months ended March 31, 2003, we paid approximately $250,000 and $0, respectively, to Click2learn.

DIGEO, INC.

     Vulcan Ventures, an entity controlled by Mr. Allen, owns an approximate 49% interest in Digeo, Inc. (Digeo). The Digeo(TM) product is designed to blend the power of the Internet with the convenience of the television. Through the use of an advanced digital set-top terminal, customers will be able to access Internet-based streaming media on the television, including both local and national news, sports and entertainment. The Digeo product is a "portal," which is an Internet web site that serves as a user's initial point of entry to the World Wide Web. By offering selected content, services and links to other web sites and a portal guide, it directs users through the World Wide Web. In addition, the portal generates revenues from advertising on its own web pages and by sharing revenues generated by linked or featured web sites. Digeo has a license agreement with Microsoft for software used in the Digeo set-top companion. Fees under this license agreement are passed on to us through our agreement with Digeo.

     On March 2, 2001, Charter Communications, Inc. finalized a carriage agreement with Digeo Interactive, LLC (Digeo Interactive), which will function as its television-based Internet portal. The agreement runs for 25 years, and, subject to specified conditions, provides for an exclusive relationship for the first six of those years. In connection with the execution of the carriage agreement on March 2, 2001, our wholly owned subsidiary, Charter Communications Ventures, LLC, received an equity interest in Digeo funded by Vulcan Ventures Incorporated's contribution of approximately $21.2 million, which is subject to a priority return of capital to Vulcan up to the amount so funded. Vulcan also agreed to make, through January 24, 2004, certain additional contributions through Digeo Broadband Holdings, LLC to acquire Digeo equity in order to maintain Charter Venture's pro rata interest in Digeo in the event of certain future Digeo equity financings by the founders of Digeo. These additional equity interests will also be subject to a priority return of capital to Vulcan up to the amount so contributed. In May, 2002, Vulcan contributed an additional $60 million to Digeo, Inc., $15 million of which was contributed on Charter Ventures' behalf, subject to Vulcan's aforementioned priority return.

     On September 27, 2001, Charter Communications, Inc. and Digeo amended the March 2001 carriage agreement. Pursuant to the amendment, Digeo Interactive, a subsidiary of Digeo, will provide the content for enhanced Wink interactive television services, known as Charter Interactive Channels (sometimes referred to as "i-channels"), to Charter Communications, Inc. In order to provide the i-channels, Digeo Interactive sublicensed certain Wink technologies to Charter Communications, Inc. We will share in the revenues generated by the i-channels. Currently, our digital customers who receive i-channels receive the service at no additional charge.

     On September 28, 2002, Charter Communications, Inc. entered into an amendment to its Broadband Carriage Agreement with Digeo Interactive. This amendment supersedes the amendment previously entered into on September 27, 2001, and covers the development of future features to be included on the Basic iTV service provided by Digeo and Digeo's development of an interactive "toolkit" to enable Charter Communications, Inc. to develop interactive local content. Furthermore, Charter Communications, Inc. may request that Digeo manage local content for a fee. The amendment provides for Charter Communications, Inc. to pay for development of the Basic iTV service as well as license fees for customers who receive the service, and for Charter Communications, Inc. and Digeo to split certain revenues earned from the service.

     In 2002, we paid Digeo $3 million for customized development of the i-channels and the local content tool kit. We received no revenues under the Broadband Carriage Agreement in 2002 or in 2003.

     We are now utilizing Digeo to develop an advanced broadband media center for our customers. The anticipated media center will include an integrated set-top terminal that includes a cable converter, an industry standard high speed cable modem, and a digital video recording (DVR/PVR) hard drive with connectivity to other consumer electronics devices (such as stereos, MP3 players, and digital cameras) and capable of networking in the home with PC's and other computing devices. The DVR capability will enable customers to store video and audio files, and to pause, schedule, rewind and store television programs. We anticipate that TV-based Internet access will be a future enhancement to the media center rather than being launched as a separate product. We began an initial trial of the first version of its advanced media center in the third quarter of 2002 in St. Louis. The development and usage fees for the advanced media center have not yet been negotiated.

     Messrs. Allen, Savoy and Vogel are directors of Digeo. Mr. Savoy serves on the compensation committee of Digeo. Each of Mr. Savoy and Mr. Vogel owns options to purchase 10,000 shares of Digeo common stock.

OTHER MISCELLANEOUS RELATIONSHIPS

ADC TELECOMMUNICATIONS INC.

     We purchase certain equipment for use in our business from ADC Telecommunications, which provides broadband access and network equipment. Mr. Wangberg serves as a director for ADC Telecommunications. For the year ended December 31, 2002 and the three months ended March 31, 2003, we paid $759,600 and $11,700, respectively, to ADC under this arrangement.

HDNET AND HDNET MOVIES NETWORK

     On January 10, 2003 we signed an agreement to carry two around-the-clock, high-definition networks, HDNet and HDNet Movies. HDNet Movies delivers a commercial-free schedule of full-length feature films converted from 35mm to high-definition, including titles from an extensive library of Warner Bros. Films. HDNet Movies will feature a mix of theatrical releases, made-for-TV movies, independent films and shorts. The HDNet channel features a variety of HDTV programming, including live sports, sitcoms, dramas, action series, documentaries, travel programs, music concerts and shows, special events, and news features including the popular HDNet World Report. HDNet also offers a selection of classic and recent television series, as a result of a recently announced transaction with Paramount. We believe that entities controlled by Mr. Cuban owned approximately 96.9% of HDNet as of December 31, 2002. As of both December 31, 2002 and March 31, 2003, Mark Cuban, co-founder and president of HDNet, owned approximately 5.3% of the total common equity in Charter Communications Inc.

AFFILIATE LEASES AND AGREEMENTS

     David L. McCall, who served as Senior Vice
President -- Operations -- Eastern Division during 2002, is a partner in a partnership that leases office space to us under a lease agreement which expires December 31, 2010. The partnership received approximately $117,600 pursuant to such lease and related agreements for the year ended December 31, 2002 and $29,400 for the three months ended March 31, 2003. In addition, during 2002 and during the first three months of 2003, we paid approximately $644,800 and $122,300, respectively, for construction services to a construction company controlled by Mr. McCall's brother under a construction agreement which expires December 31, 2003. We also paid $3 million during 2002 and $337,700 during the first three months of 2003 for construction services to a construction company controlled by Mr. McCall's son under several agreements, the last of which expires January 31, 2004.

     Companies controlled by Mr. Nathanson, a director of Charter Communications, Inc., leased certain warehouse space in Riverside, California, to our subsidiaries. For the year ended December 31, 2002 and the three months ended March 31, 2003, aggregate rent paid for the Riverside warehouse space was approximately $76,000 and $17,200, respectively, under a lease agreement which expired March 15, 2003.

PURCHASE OF CERTAIN ENSTAR LIMITED PARTNERSHIP SYSTEMS; MANAGEMENT FEES

     In April 2002, Interlink Communications Partners, LLC, Rifkin Acquisition Partners, LLC and Charter Communications Entertainment I, LLC, each an indirect, wholly-owned subsidiary of Charter Holdings, completed the cash purchase of certain assets of Enstar Income Program II-2, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar Income Program IV-1, L.P., Enstar Income Program IV-2, L.P., and Enstar Income Program IV-3, L.P., serving in the aggregate approximately 21,600 customers, for a total cash sale price of approximately $48 million. In September 2002, Charter Communications Entertainment I, LLC purchased all of Enstar Income Program II-1, L.P.'s Illinois cable television systems, serving approximately 6,400 customers, for a cash sale price of $15 million. Enstar Communications Corporation, a direct subsidiary of Charter Communications Holdings Company, is a general partner of the Enstar limited partnerships but does not exercise control over them. The purchase prices were allocated to assets acquired based on fair values, including $44 million assigned to franchises.

     In addition, Enstar Cable Corporation, the manager of the Enstar limited partnerships through a management agreement, engaged Charter Communications Holding Company, LLC to manage the Enstar limited partnerships. Pursuant to the management agreement, Charter Communications Holding Company, LLC provides management services to the Enstar limited partnerships in exchange for management fees. The Enstar limited partnerships also purchase basic and premium programming for their systems at cost from Charter Communications Holding Company, LLC. For the year ended December 31, 2002, and the three months ended March 31, 2003, Charter Communications Holding Company, LLC earned $1 million and $155,400, respectively, by providing management services to the Enstar limited partnerships.

     All of the executive officers of Charter Communications, Inc. act as officers of Enstar Communications Corporation.

INDEMNIFICATION ADVANCES

     Pursuant to Charter Communications, Inc.'s Amended and Restated By-laws (and the employment agreements of certain of our current and former officers), we are obligated (subject to certain limitations) to indemnify and hold harmless, to the fullest extent permitted by law, any officer or director against all expense, liability and loss (including, among other things, attorneys' fees) reasonably incurred or suffered by such officer or director as a result of the fact that he or she is a party or is threatened to be made a party or is otherwise involved in any action, suit or proceeding by reason of the fact that he or she is or was a director or an officer of Charter Communications, Inc. In addition, we are obligated to pay, as an advancement of our indemnification obligation, the expenses (including attorneys' fees) incurred by any officer or director in defending any such action, suit or proceeding in advance of its final disposition, subject to an obligation to repay those amounts under certain circumstances. Pursuant to these indemnification arrangements and as an advancement of costs we have reimbursed certain of our directors and current and former executive officers a total of approximately $3.9 million in respect of invoices received in 2002 and the first quarter of 2003 in connection with their defense of certain legal actions described in our 2002 Annual Report on Form 10-K. These amounts have been submitted to our D&O insurance carrier for reimbursement. The carrier has raised various objections to portions of these expenses, and we are in negotiations with the carrier regarding their reimbursement.

                               ACCOUNTING MATTERS

PRINCIPAL ACCOUNTING FIRM

     KPMG LLP acted as the Company's principal accountant in 2002 and, subject to ratification by shareholders at the Annual Meeting, KPMG LLP is expected to serve as the company's principal accounting firm for 2003. Representatives of KPMG LLP will be in attendance at the Annual Meeting and will have an opportunity to make a statement if they so desire. The representatives will also be available to respond to appropriate questions.

     In April 2002, the Board of Directors dismissed Arthur Andersen LLP and appointed KPMG LLP as the Company's independent public accountants for the year ended 2002 in accordance with the recommendation of the Audit Committee. Arthur Andersen LLP served as the Company's independent public accountants for the year ended December 31, 2001.

     Arthur Andersen's report on the Company's financial statements for the Company's two fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through April 22, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen LLP with a copy of the foregoing disclosures and Arthur Andersen LLP agreed with such statements in a letter dated April 26, 2002 that was filed with the SEC. In 2003, KPMG LLP re-audited the Company's 2000 and 2001 financial statements, which, among other things, resulted in a restatement of these financial statements.

     In the years ended December 31, 2001 and 2000 and through April 22, 2002, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT FEES; FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES; OTHER FEES

FEES OF INDEPENDENT AUDITORS

     The following table shows the fees paid or accrued by the Company for audit and other services provided by KPMG LLP for fiscal year 2002:

                                                                  AMOUNT
                                                              --------------
                                                              (IN THOUSANDS)
Audit Fees(a)...............................................     $6,100.0
                                                                 --------
Financial Information Systems Design and Implementation
  Fees(b)...................................................     $      0
                                                                 --------
All Other Fees(c)...........................................     $  563.5
                                                                 --------
Total.......................................................     $6,663.5
                                                                 ========

---------------

(a) Audit Fees for the year ended December 31, 2002 were for professional services rendered by KPMG LLP for the audits of the consolidated financial statements and the audits of the restated 2001 and 2000 consolidated financial statements of the Company and include quarterly reviews, and subsidiary audits.

(b) There were no Financial Information Systems Design and Implementation services rendered by KPMG LLP for the year ended December 31, 2002.

(c) All Other Fees for the year ended December 31, 2002 include services rendered by KPMG LLP related to due diligence related to acquisitions, a review of the accounts payable process and litigation support.

     The Audit Committee has adopted policies and procedures requiring the pre-approval of non-audit services that may be provided to the Company by its independent auditor. The Company will also comply with the provisions of the Sarbanes-Oxley Act of 2002 and the related SEC rules pertaining to auditor independence and audit committee pre-approval of audit and non-audit services. The Audit Committee has determined that the provision of the services described under "All Other Fees" is compatible with maintaining the independence of KPMG LLP.

                         REPORT OF THE AUDIT COMMITTEE

     The following report does not constitute soliciting materials and is not considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.

     The Audit Committee presently consists of the following members of the Company's Board of Directors: Ronald L. Nelson, Nancy B. Peretsman and John H. Tory. Ms Peretsman, Mr. Nelson and Mr. Tory are "independent" as defined under Rule 4200(a)(14) of the Nasdaq National Market's qualification requirements. The Audit Committee held four regular and seven special meetings in 2002.

     The Audit Committee's functions are detailed in a written Audit Committee Charter adopted by the Board of Directors in January 2003, which is attached as Appendix A to this Proxy Statement. As more fully described in its charter, the Audit Committee reviews the Company's financial reporting process on behalf of the Board. The Company's management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of the financial statements to generally accepted accounting principles. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine.

     The Audit Committee has reviewed and discussed with the Company's management the audited financial statements of the Company for the year ended December 31, 2002, as well as the restated audited financial statements of the Company for the years ended December 31, 2001 and 2000.

     The Audit Committee has discussed with KPMG LLP, the Company's independent public accountants with respect to the audited financial statements of the Company for the year ended December 31, 2002 (as well as the restated audited financial statements of the Company for the years ended December 31, 2001 and
2000), the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee has discussed the independence of KPMG LLP with that firm and has considered the compatibility of non-audit services with KPMG LLP's independence.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the SEC.

RONALD L. NELSON
NANCY B. PERETSMAN
JOHN H. TORY

    PROPOSAL NO. 2: RATIFICATION OF AMENDMENT TO THE 2001 STOCK INCENTIVE TO
      INCREASE BY 30,000,000 THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE
                             (ITEM 2 ON PROXY CARD)

                                      AND

 PROPOSAL NO. 3: RATIFICATION OF AMENDMENTS TO THE 1999 CHARTER COMMUNICATIONS
  OPTION PLAN AND THE 2001 STOCK INCENTIVE PLAN TO AUTHORIZE THE REPRICING OF
                                    OPTIONS
                             (ITEM 3 ON PROXY CARD)

GENERAL INFORMATION

     We grant stock options, restricted stock and other incentive compensation pursuant to two plans -- the 1999 Charter Communications Option Plan (the "1999 Plan") and the 2001 Stock Incentive Plan (the "2001 Plan"). As approved by the shareholders at the 2001 Annual Meeting, the two plans allowed for the issuance of up to an aggregate of 60,000,000 shares of the Company's Class A common stock to employees, consultants and directors. In October 2002, the Board of Directors approved an amendment to the 2001 Plan to increase the shares available by 30,000,000, so that an aggregate of 90,000,000 shares will be authorized for issuance under both plans. The closing price of the Class A common stock on the Nasdaq National Market was $0.83 per share on March 31, 2003 and $2.41 per share on May 27, 2003.

     Neither of these plans, as originally approved by shareholders, expressly permits or prohibits the repricing of outstanding options to lower the exercise price, or the exchange of options or grant of new options at a lower exercise price than those being exchanged. Although the plans were silent on the issue of option exchanges (and an option exchange would therefore be permissible under the plans in their current form), in January 2003, the Board approved amendments to both the 1999 Plan and the 2001 Plan to expressly authorize the repricing of options, which would include the issuance of new lower priced options in exchange for the tender of existing options.

     At this Annual Meeting, shareholders are being asked to approve two proposals related to stock options, as follows: Proposal 2 seeks shareholder approval to amend the 2001 Plan to increase by 30,000,000 shares the number of shares of Class A common stock authorized for issuance under the plan; Proposal 3 seeks shareholder approval of amendments to both plans to authorize the repricing of options. For this purpose, a "repricing" includes reducing the exercise price per share of any outstanding option, permitting the cancellation, forfeiture or tender of outstanding options in exchange for other awards or for new options with a lower exercise price per share, by any other method repricing or replacing any outstanding option, or taking any other action deemed to be a "repricing" under the rules of the national securities exchange or other market on which shares of Class A Common Stock are listed or admitted to trading.

     The text of the proposed amendments is included as Appendices B, C and D hereto.

     As a Nasdaq-listed company, the Company is subject to Nasdaq's qualification requirements. Under current Nasdaq rules, shareholder approval is not required for either of the proposed plan amendments. However, in anticipation of pending changes to Nasdaq's qualification requirements which would require shareholder approval of the amendments, the Company's Board of Directors determined that both plan amendments should be contingent on shareholder approval.

     Although no specific option repricing or option exchange plan has yet been approved by the Board, the Board has determined that it may be in your and our best interests to implement an option exchange program to effectuate a repricing of outstanding stock options. Under this program, our employees would likely be given a one-time opportunity to exchange their current stock options for proportionately fewer options at a new exercise price.

     Stock options are a critical component of our compensation arrangements for employees. They encourage our employees to act as owners, which helps to align their interests with yours. We grant stock options to motivate and reward our employees for profitable growth and to encourage them to continue their employment with us.

     However, virtually all of our employees have stock options with exercise prices significantly higher than the current trading price of our common stock. Accordingly, the perception is that these stock options have no value. As a result, our options are no longer effectively providing the employee motivation and retention that they were intended to provide. By realigning the exercise prices of previously granted stock options with the current market price of our common stock, we believe such a program would increase our employees' opportunity to realize value from their stock options. Further, following our recently announced management restructuring and employee reductions, such a repricing or stock option exchange program would provide us with a fresh start to motivate and compensate our remaining employees.

     We are not presently able to determine the benefits or amounts that will be received by any person or persons in connection with the any of the proposed plan amendments. However, the following table sets forth the outstanding options held by certain individuals and groups of individuals under the 1999 Plan and the 2001 Plan which could be eligible for repricing or exchange if determined by the Board.

                                                           NUMBER OF SECURITIES UNDERLYING
                                                   OPTIONS (AND EXERCISE PRICE) AT MARCH 31, 2003
                                       -----------------------------------------------------------------------
                                                   1999 PLAN                            2001 PLAN
                                       ----------------------------------   ----------------------------------
                                        NUMBER OF    NUMBER OF               NUMBER OF    NUMBER OF
                                         OPTIONS      OPTIONS    EXERCISE     OPTIONS      OPTIONS    EXERCISE
NAME                                   OUTSTANDING    VESTED      PRICES    OUTSTANDING    VESTED      PRICES
-------------------------------------  -----------   ---------   --------   -----------   ---------   --------
Carl E. Vogel........................                                        3,400,000    1,133,333    $13.68
  President and Chief Executive
    Officer                                                                  1,000,000           0     $ 2.85

Steven A. Schumm.....................    782,681      652,234     $20.00        25,000      12,500     $23.09
  Executive Vice President, Chief                                              140,000      35,000     $11.99
  Administration Officer and Interim
    CFO                                                                        300,000           0     $ 2.85

David L. McCall(1)...................    160,000      160,000     $20.00        37,500      37,500     $23.09
  Former Senior Vice President --         14,583       14,583     $19.47        37,500      37,500     $11.99
  Operations Eastern Division

Curtis S. Shaw.......................    200,000      166,666     $20.00        65,000      32,500     $23.09
  Senior Vice President, General          25,000       15,416     $19.47        84,000      21,000     $11.99
  Counsel and Secretary                                                        100,000           0     $ 2.85

Steven E. Silva......................    165,000      137,500     $20.00        90,000      45,000     $23.09
  Executive Vice President and Chief      40,000       24,666     $19.47       200,000      50,000     $11.99
  Technology Officer                                                           150,000           0     $ 2.85

David G. Barford.....................
  Former Executive Vice President and
  Chief Operating Officer

Kent D. Kalkwarf.....................
  Former Executive Vice President and
  Chief Financial Officer

                                              NUMBER OF    NUMBER OF   RANGE OF    NUMBER OF    NUMBER OF   RANGE OF
                                               OPTIONS      OPTIONS    EXERCISE     OPTIONS      OPTIONS    EXERCISE
                                             OUTSTANDING    VESTED      PRICES    OUTSTANDING    VESTED      PRICES
                                             -----------   ---------   --------   -----------   ---------   --------
ALL CURRENT EXECUTIVE OFFICERS
  AS A GROUP (7 IN NUMBER).................                            $ 15.03                              $  1.58
                                              1,252,681    1,019,148   -$20.00     6,314,000    1,525,583   -$23.09
ALL DIRECTORS WHO ARE
  NOT EXECUTIVE OFFICERS AS
  A GROUP (6 IN NUMBER)....................     160,000      160,000   $ 19.00       120,000      120,000   $ 12.27
                                                                                                            -$23.09
ALL CURRENT EMPLOYEES AS
  A GROUP (17,300 IN NUMBER)...............  11,964,001    8,369,419   $ 14.31    26,568,535    5,930,125   $ 1.105
                                                                       -$20.73                              -$23.09

---------------

(1) David McCall has terminated employment, and as a result, all of these options were cancelled on April 1, 2003.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE AMENDMENT TO THE 2001 PLAN TO INCREASE THE AUTHORIZED SHARES AND "FOR" THE APPROVAL OF THE AMENDMENTS TO THE 1999 PLAN AND THE 2001 PLAN TO PERMIT REPRICING OF OPTIONS.

GENERAL DESCRIPTION OF THE PLANS

     The 1999 Plan provides for the grant of options to purchase membership units in Charter Communications Holding Company, LLC to current and prospective employees and consultants of Charter Communications Holding Company, LLC and its affiliates and current and prospective non-employee directors of the Company. Membership units received upon exercise of any options are immediately exchanged for shares of the Company's Class A common stock on a one-for-one basis.

     The 2001 Plan provides for the grant of non-qualified stock options, stock appreciation rights, dividend equivalent rights, performance units and performance shares, share awards, phantom stock and/or shares of restricted stock (not to exceed 3,000,000 shares) as each term is defined in the 2001 Plan. Employees, officers, consultants and directors of the Company and its subsidiaries and affiliates are eligible to receive grants under the 2001 Plan. Generally, options expire 10 years from the grant date.

     At the Company's 2001 annual meeting of shareholders, the 1999 Plan was ratified by shareholders and the 2001 Plan was approved by shareholders, with an aggregate limit of 60,000,000 Class A shares issuable upon exercise of options under the plans. To ensure that the combined number or shares covered by both plans would not exceed the aggregate limit, the 1999 Plan was amended to provide that any unused shares, including those that become available as a result of termination of a option, be cancelled from the 1999 Plan and added to the 2001 Plan. The 2001 Plan, in turn, provides that the number of shares available under the plan increases automatically by the number of options terminated under the 1999 Plan. Thus, the number of shares covered by each plan changes on a daily basis, but in no event will the total exceed the aggregate limit. Also, any new stock options will be granted under the 2001 Plan.

     In October 2002, the Board of Directors approved an amendment to the 2001 Plan to increase available shares by 30,000,000 shares, so that the aggregate number of shares authorized for issuance under both the 1999 Plan and the 2001 Plan will be 90,000,000 shares. However, this amendment was made subject to shareholder approval and any grants with respect to these additional shares will not be exercisable unless and until our shareholders approve the amendment. At March 31, 2003, 295,322 shares had been issued under both plans upon exercise of options, and 136,937 had been issued as restricted stock grants (net of cancellations). Of the remaining 89,567,741 shares covered by the plans, as of March 31, 2003 (assuming approval of Proposal No. 2), 48,000,722 were subject to outstanding options (approximately 40% of which were vested) and 41,567,019 remained eligible for future grant. Of the 48,000,722 shares then subject to outstanding options, the range of exercise prices was $1.105 to $23.0938 per share.

     The Option Plan Committee of the Board of Directors administers and authorizes grants and awards under the 2001 Plan to any eligible individuals. The Option Plan Committee determines the terms of each stock option grant, restricted stock grant or other award at the time of grant, including the exercise price to be paid for the shares, the vesting schedule for each option, the price, if any, to be paid by the grantee for the restricted stock, the restrictions placed on the shares, and the time or times when the restrictions will lapse. The Option Plan Committee also has the power to accelerate the vesting of any grant or extend the term thereof. If shareholders approve the proposed amendment to allow option exchanges and repricing, then the terms of any exchange offer or repricing would be determined by the Option Plan Committee, and any new options would be issued under the 2001 Plan.

ADDITIONAL TERMS OF THE 1999 PLAN

     The 1999 Plan was adopted in February 1999 and was most recently amended in February 2001. As originally adopted in 1999, the 1999 Plan provided for the issuance of up to 25,009,798 membership interests in Charter Communications Holding Company, LLC, subject to reductions and to adjustment for certain events, to eligible participants as described below. However, effective February 12, 2001, upon the Company's adoption of the 2001 Plan, the Company's Board of Directors determined that all future stock option grants would be made pursuant to the 2001 Plan. Accordingly, the Board, acting on its own behalf and as manager of Charter Communications Holding Company, LLC, reduced the number of shares covered by the 1999 Plan as of February 12, 2001 by 3,905,709 membership interests, and provided for further reductions if and to the extent there are subsequent forfeitures, cancellations and terminations under the 1999 Plan. Consequently, the number of membership interests covered by the 1999 Plan has changed and is expected to continue to change, and no new options may be granted under the 1999 Plan. At March 31, 2003, an aggregate of 15,738,126 membership interests were covered by the 1999 Plan, of which 295,322 had been issued pursuant to already exercised options and 15,442,804 were subject to then outstanding options.

     Under the terms of the 1999 Plan, membership units acquired as a result of the exercise of options will be exchanged automatically for shares of the Company's Class A common stock on a one-for-one basis. The plan provides for grants of options to current and prospective employees and consultants of Charter Communications Holding Company, LLC and its affiliates (including the Company) and current and prospective non-employee directors of the Company. The plan is intended to promote the long-term financial interests of Charter Communications Holding Company, LLC and its affiliates, including the Company, by encouraging eligible individuals to acquire an ownership position in the Company and providing incentives for performance. The options expire after 10 years from the date of grant. Under the plan, the plan administrator has the discretion to accelerate the vesting of any options. Options are granted at fair market value, which is determined by averaging the high and low sales prices on the grant date. Because the 1999 Plan has been amended to transfer to the 2001 Plan any shares not subject to outstanding options and any shares covered by options that are terminated under the 1999 Plan, there are no options available for future grant under the 1999 Plan and no persons are eligible to receive additional grants. At March 31, 2003, there were approximately 8,925 holders of options under the 1999 Plan.

     Any unvested options issued under the 1999 Plan vest immediately upon a change of control of Charter Communications Holding Company, LLC. Options will not vest upon a change of control, however, to the extent that any such acceleration of vesting would result in the disallowance of specified tax deductions that would otherwise be available to Charter Communications Holding Company, LLC or any of its affiliates or to the extent that any optionee would be liable for any excise tax under a specified section of the tax code. Under the 1999 Plan, a change of control includes (a) a sale of more than 49.9% of the outstanding membership units in Communications Holding Company, LLC, except where Mr. Allen and his affiliates retain effective voting control of Charter Communications Holding Company, LLC; (b) a merger or consolidation of Charter Communications Holding Company, LLC with or into any other corporation or entity, except where Mr. Allen and his affiliates retain effective voting control of Charter Communications Holding Company, LLC; or any other transaction or event, including a sale of the assets of Charter Communications Holding Company, LLC, that results in Mr. Allen holding less than 50.1% of the voting power of the surviving entity, except where Mr. Allen and his affiliates retain effective voting control of Charter Communications Holding Company, LLC.

     If an optionee's employment with or service to Charter Communications Holding Company, LLC or its affiliates is terminated other than for cause, death or disability, the optionee has the right to exercise any vested options within 60 days of the termination of employment (or, if applicable, 60 days following the end of any ensuing severance period). After this 60-day period, all vested and unvested options held by the optionee are automatically canceled. If an optionee's employment or service is terminated for cause, any unexercised options are automatically canceled. If an optionee's employment is terminated because of death or disability, the option can be exercised until the first anniversary of the optionee's death or disability, with any options not so exercised being automatically canceled.

ADDITIONAL TERMS OF THE 2001 PLAN

     The principal provisions of the 2001 Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2001 Plan. Terms not defined herein shall have the meanings set forth in the 2001 Plan, which has been filed electronically with the SEC as a separate appendix to this Proxy Statement.

Administration; Amendment and Termination of the Plan

     The 2001 Plan is administered by at least one committee, which would consist of one or more directors and could consist of the entire Board of Directors. If the committee consists of less than the entire Board, then with respect to any option or award to an individual who is subject to Section 16 of the Securities Exchange Act of 1934, the committee would consist of at least two directors, each of whom shall be a non-employee director, and to the extent necessary for any option or award under the 2001 Plan to qualify as performance-based compensation for the purposes of Section 162(m) of the Internal Revenue Code, the committee would consist of at least two directors, each of whom would be an outside director.

     Unless sooner terminated by the Board, the 2001 Plan terminates on February 12, 2011, and no option or award can be granted thereafter. The Board of Directors may sooner terminate the plan and the Board may at any time and from time to time amend, modify or suspend the plan, but it could not impair or adversely alter any options or awards theretofore granted under the plan, except with the consent of the optionee or grantee. To the extent necessary under any applicable law, regulation or exchange requirement, no amendment would be effective unless approved by the shareholders of the Company.

     Each option and award under the 2001 Plan is evidenced by an agreement that sets forth the terms of the grant. Under the 2001 Plan, the committee has the authority to, among other things: (i) select the individuals to whom options and awards will be granted, (ii) determine the type, size and the terms and conditions of options and awards, and (iii) establish the terms for treatment of options and awards upon a termination of employment.

Shares Available for Issuance

     As originally adopted in 2001, the 2001 Plan covered 38,895,911 authorized and unissued shares to be available for the grant of options to eligible individuals, subject to an increase of up to 21,068,102 shares as a result of forfeitures, cancellations and terminations under the 1999 Plan. Through March 31, 2003, an additional 5,365,963 shares have been added to the 2001 Plan as a result of forfeitures, cancellations and forfeitures under the 1999 Plan. Thus, as of March 31, 2003, the 2001 Plan covers 44,261,874 shares, and shall be automatically increased from time to time by an aggregate of up to 15,442,804 shares if and to the extent there are additional forfeitures, cancellations and terminations under the existing 1999 Plan.

     In October 2002, the Board approved the proposed amendment to the 2001 Plan to increase available shares by 30,000,000 shares, subject to the shareholder approval sought at the Annual Meeting. Accordingly, the proposed amendment would increase the 44,261,874 available shares to 74,261,874 shares. Of the 44,261,874 shares covered by the 2001 Plan as of March 31, 2003, 136,937 have been issued pursuant to grants of restricted stock (net of cancellations), 32,557,918 were subject to then outstanding options and 11,567,019 were available for future grants (without giving effect to the proposed 30,000,000 share increase).

     In the event of any change in capitalization, however, the committee may adjust the maximum number and class of shares with respect to which options and awards may be granted, the number and class of shares which are subject to outstanding options and awards and the purchase price thereof.

Eligibility

     Employees (including future employees who have received a written offer of employment), officers, consultants and directors of the Company and its subsidiaries and affiliates are eligible to receive awards of options, stock appreciation rights, dividend equivalent rights, performance units and performance shares, share awards, phantom stock and restricted stock. However, the eligibility of employees represented by a collective bargaining representative is to be determined through good faith negotiations between the Company and such employees' representative and/or by the express terms of any collective bargaining agreement governing those employees. The presently eligible group comprises approximately 17,300 persons.

Stock Options

     The per share exercise price of an option granted under the 2001 Plan will be determined by the committee at the time of grant and set forth in the option agreement, provided that the purchase price per share must not be less than 100% of the fair market value of the Class A common stock of the Company subject to the option at the date of grant. Options will be exercisable 25% on each of the first four anniversaries following the grant date unless the committee determines otherwise. The committee reserves the authority to accelerate the exercisability of any option at any time. Each option terminates at the time determined by the committee provided that the term of each option generally may not exceed 10 years.

     Options are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order. Options may be exercised during the optionee's lifetime only by the optionee or his guardian or legal representative. The committee may, however, provide in the option agreement, at the time of grant or at any time thereafter, that the option may be transferred to members of the optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. In the discretion of the committee, the purchase price for shares may be paid (i) in cash, (ii) by transferring shares to the Company (provided such shares have been held by the optionee for at least six months prior to the exercise of the option or such lesser period as permitted by the committee in its discretion), or (iii) by a combination of the foregoing or such other methods as determined by the committee in its discretion. In addition, options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the committee.

     If an optionee's employment with or service to the Company or its affiliates is terminated other than for cause, death or disability, the optionee has the right to exercise any vested options within 60 days of the termination of employment (or, if applicable, 60 days following the end of any ensuing severance period). After this 60-day period, all vested and unvested options held by the optionee are automatically canceled. If an optionee's employment or service is terminated for cause, any unexercised options are automatically canceled. If an optionee's employment is terminated because of death, the option can be exercised until the first anniversary of the optionee's death, or if terminated because of retirement or disability, until the second anniversary of the event, with any options not so exercised being automatically canceled.

Stock Appreciation Rights ("SARs")

     The 2001 Plan permits the granting of SARs either in connection with the grant of an option or as a freestanding right. An SAR permits a grantee to receive upon exercise of the SAR, cash and/or shares, at the discretion of the Committee, in an amount equal in value to the excess, if any, of the then per share fair market value over the per share fair market value on the date that the SAR was granted (or option exercise price in the case of an SAR granted in connection with an option). When an SAR is granted, however, the committee may establish a limit on the maximum amount a grantee may receive upon exercise. The committee will decide at the time the SAR is granted, the date or dates at which it will become vested and exercisable. No SARs have been granted under the 2001 Plan.

Dividend Equivalent Rights ("DERs")

     DERs represent a right to receive all or some portion of the cash dividends that are or would be payable with respect to shares. DERs may be granted in tandem with any award under the 2001 Plan and may be payable currently or deferred until the lapsing of the restrictions on the DERs or until the vesting, exercise, payment, settlement or other lapse of restrictions on the related award. DERs may be settled in cash or shares or a combination thereof, in a single or multiple installments, as the committee determines. No DERs have been granted under the 2001 Plan.

Restricted Stock

     Of the total number of shares allotted under the 2001 Plan, no more than 3,000,000 of the allotted shares may be used for grants of restricted stock. The committee will determine the terms of each restricted stock award at the time of grant, including the price, if any, to be paid by the grantee for the restricted stock, the restrictions placed on the shares, and the time or times when the restrictions will lapse. In addition, at the time of grant, the committee, in its discretion, may decide: (i) whether any deferred dividends will be held for the account of the grantee or deferred until the restrictions thereon lapse,
(ii) whether any deferred dividends will be reinvested in additional shares or held in cash, (iii) whether interest will be accrued on any dividends not reinvested in additional shares of restricted stock and (iv) whether any stock dividends paid will be subject to the restrictions applicable to the restricted stock award. 256,000 shares of restricted stock have been granted under the plan as of March 31, 2003, of which 79,603 are currently vested, 57,334 remain subject to vesting and 119,063 have been cancelled prior to vesting.

Performance Units and Performance Shares

     Performance units and performance shares will be awarded as the committee may determine, and the vesting of performance units and performance shares will be based upon specified performance objectives to be determined by the committee among the following: revenue, net income, operating income, earnings, net earnings, share price, cash flow, earnings before interest, taxes, depreciation and amortization (EBITDA), total shareholder return, total shareholder return relative to peers, financial returns (including, without limitation, return on assets, return on equity and return on investment), cost reduction targets, customer satisfaction, customer growth, employee satisfaction, pre-tax profits, net earnings, or any combination of the foregoing. Performance objectives (and underlying business criteria, as applicable) may be in respect of: (i) the performance of the Company, (ii) the performance of any of its subsidiaries,
(iii) the performance of any of its divisions, (iv) a per share basis, (v) a per subscriber basis, or (vi) any combination of the foregoing. Performance objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The formula for determining performance objectives may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary, unusual or non-recurring gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, and foreign exchange impacts. The performance objectives with respect to a performance cycle shall be established in writing by the committee by the earlier of (x) the date on which a quarter of the performance cycle has elapsed or (y) the date which is 90 days after the commencement of the performance cycle, and in any event while the performance relating to the performance objectives remains substantially uncertain.

     Upon granting performance units or performance shares, the committee may provide, to the extent permitted under Section 162(m) of the Internal Revenue Code, the manner in which performance will be measured against the performance objectives, or may adjust the performance objectives as set forth above. Performance units may be denominated in dollars or in shares, and payments in respect of performance units will be made in cash, shares, shares of restricted stock or any combination of the foregoing, as determined by the committee. The agreement evidencing the award of performance shares or performance units will set forth the terms and conditions thereof, including those applicable in the event of the grantee's termination of employment. The maximum dollar amount that an individual may receive in any one calendar year in respect of performance units denominated in dollars may not exceed $15 million.

     No performance units or performance shares have been granted under the 2001 Plan.

Other Stock-Based Awards; Phantom Stock

     The committee may, in its discretion, grant other share awards to any eligible individual on such terms and conditions as the committee may determine in its sole discretion. Share awards may include grants of phantom stock. Upon the vesting of a phantom stock award, the grantee shall be entitled to receive a cash payment in respect of each share of phantom stock which shall be equal to the fair market value of a share as of the date the phantom stock award was granted, or such other date as determined by the committee in its discretion at the time the phantom stock award was granted. The committee may, in its discretion, at the time a phantom stock award is granted, provide a limitation on the amount payable in respect of each share of phantom stock. In lieu of a cash payment, the committee may, in its discretion, settle phantom stock awards with shares having a fair market value equal to the cash payment to which the grantee has become entitled. No phantom stock or other share awards as described above have been granted under the 2001 Plan.

Change in Control

     If an optionee's or grantee's employment is terminated without "cause" or for "good reason" during the 12-month period following a "change in control" (as those terms are defined in the 2001 Plan), unless otherwise provided in an agreement, with respect to such optionee's or grantee's awards under the 2001 Plan, all outstanding options will become immediately and fully exercisable, all outstanding SARs will become immediately and fully exercisable, the restrictions on the outstanding restricted stock will lapse, and all or a portion of the outstanding performance units will vest and the restrictions on all or a portion of the outstanding performance shares will lapse. Upon a change of control, the committee can shorten the exercise period, have the survivor or successor entity assume the options, or cancel options and pay out in cash. Benefits to an optionee or grantee under the 2001 Plan will be reduced to the extent necessary to prevent any portion of such benefits from being subject to excise taxes under
Section 280G of the Internal Revenue Code as described below, if to do so would result in the optionee or grantee retaining a larger amount, on an after-tax basis, taking into account the excise and income taxes imposed on parachute payments.

     Under the 2001 Plan, a change of control occurs: (a) in the event of an acquisition by any person of beneficial ownership of more than 50% of the outstanding voting securities of the Company; (b) if at least one-half of the Board of Directors ceases to be made up of those individuals who are directors as of February 12, 2001; or (c) upon the consummation of a merger, consolidation or reorganization with or into the Company in which securities of the Company are issued, except for certain transactions, including, among other things, a merger where the Company's shareholders own more than 50% of the surviving corporation or constitute a majority of the board of the surviving corporation.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a general summary of the principal federal income tax consequences under current law relating to options and awards granted to employees under the 1999 Plan and the 2001 Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Stock Options

     An optionee will not recognize any taxable income upon the grant of a non-qualified stock option and the Company will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a non-qualified option, the excess of the fair market value of a share on the date of exercise over the exercise price will be taxable as ordinary income to the optionee. If the Company complies with applicable income reporting requirements, the Company will be entitled to a federal income tax deduction in the same amount and at the same time as the optionee recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Internal Revenue Code (which is discussed below). The subsequent disposition of shares acquired upon the exercise of a non-qualified option will ordinarily result in capital gain or loss, provided that any gain will be subject to reduced tax rates if the shares have been held for more than twelve months.

     If an option is exercised through the use of shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise.

     Generally, an exchange of non-qualified options or a reduction in their exercise price should not result in taxable income to the optionee or a tax deduction for the Company.

     Special rules may apply in the case of an optionee who is subject to
Section 16 of the Exchange Act.

Stock Appreciation Rights

     Generally, a grantee will not recognize any taxable income upon the grant of a stock appreciation right and the Company will not be entitled to a tax deduction with respect to such grant. The amount of any cash (or the fair market value of any shares) received upon the exercise of a stock appreciation right under the 2001 Plan will be includible in the grantee's ordinary income. If the Company complies with applicable income reporting requirements, the Company will be entitled to a federal income tax deduction in the same amount and at the same time as the grantee recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Internal Revenue Code (which is discussed below).

Restricted Stock

     A grantee will not recognize taxable income upon the grant of restricted stock, and the recognition of any income will be postponed until the restricted stock is no longer subject to the restriction or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the grantee will recognize ordinary income equal to the fair market value of the restricted stock at the time that such restrictions lapse and the amount paid, if any, for such shares. A grantee may elect to be taxed at the time of the grant of restricted stock pursuant to Section 83(b) of the Internal Revenue Code and, if this election is made, the grantee will recognize ordinary income equal to the excess of the fair market value of the restricted stock at the time of grant (determined without regard to any of the restrictions thereon) over the amount paid, if any, by the grantee for such shares. If the Company complies with applicable income reporting requirements, the Company will be entitled to a federal income tax deduction in the same amount and at the same time as the grantee recognizes ordinary income, subject to any deduction limitation under
Section 162(m) of the Internal Revenue Code (which is discussed below).

Performance Shares and Performance Units

     Generally, a grantee will not recognize any taxable income and the Company will not be entitled to a deduction upon the award of performance share or performance units. At the time performance shares vest or the grantee receives a distribution with respect to performance units, the fair market value of the vested shares or the amount of any cash or shares received in payment for such awards generally is taxable to the grantee as ordinary income. If the Company complies with applicable income reporting requirements, the Company will be entitled to a federal income tax deduction in the same amount and at the same time as the grantee recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Internal Revenue Code (which is discussed below).

Share Awards and Phantom Stock Awards

     Unless subject to restriction or risk of forfeiture (with respect to which an election under Section 83(b) of the Internal Revenue Code (discussed above) is not made), a grantee will generally recognize ordinary income upon the grant of a share award equal to the difference between the fair market value of the shares awarded under the share award and the amount paid, if any, for the shares. A grantee generally will not recognize taxable income with respect to a phantom stock award until the phantom stock award is no longer subject to restriction or risk of forfeiture, at which time the grantee will recognize ordinary income equal to the amount of cash, or the fair market value (as designated by the committee) of shares, received. If the Company complies with applicable income reporting requirements, the Company will generally be entitled to a federal income tax deduction with respect to a share award or a phantom stock award in the same amount and at the same time as the grantee recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Internal Revenue Code (which is discussed below).

Dividend Equivalent Rights

     Generally, a grantee will not recognize any taxable income upon the grant of a dividend equivalent right and the Company will not be entitled to a tax deduction with respect to such grant. A grantee recognizes ordinary income with respect to dividend equivalent rights in an amount equal to any cash received or the fair market value of any shares received in settlement of the dividend equivalent rights. If the Company complies with applicable income reporting requirements, the Company will be entitled to a federal income tax deduction in the same amount and at the same time as the grantee recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Internal Revenue Code (which is discussed below).

Section 162(m) of the Internal Revenue Code

     Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does allow a deduction for "performance-based compensation." The Company has structured and intends to implement and administer the 2001 Plan so that compensation resulting from options, SARs and performance awards can qualify as "performance-based compensation." The committee, however, has the discretion to grant such options and awards with terms that will result in the options and awards not constituting performance-based compensation. To allow the Company to qualify such compensation, the Company is seeking shareholder approval of the 2001 Plan and the material terms of the performance goals applicable to performance awards under the 2001 Plan.

Section 280G of the Internal Revenue Code

     Under certain circumstances, the accelerated vesting or exercise of options or stock appreciation rights, or the accelerated lapse of restrictions with respect to other awards, in connection with a change of control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the optionee or grantee may be subject to a 20% excise tax and the Company may be denied a federal income tax deduction. Benefits to an optionee or grantee under the 2001 Plan will be reduced to the extent necessary to prevent any portion of such benefits from being subject to excise taxes, if to do so would result in the optionee or grantee retaining a larger amount, on an after-tax basis, taking into account the excise and income taxes imposed on parachute payments.

     PROPOSAL NO. 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC
                                  ACCOUNTANTS
                             (ITEM 4 ON PROXY CARD)

     The Audit Committee of the Board of Directors has appointed KPMG LLP ("KPMG") as the Company's independent public accountants for 2003. Shareholder ratification of the selection of KPMG as the Company's independent public accountants is not required by the Company's Bylaws or other applicable requirement. However, as a matter of corporate responsibility, the Audit Committee wished to solicit shareholder ratification of this appointment. Ratification of the appointment of KPMG as the Company's independent public accountants is not required for their retention; however, if the appointment is not ratified, the Audit Committee may consider re-evaluating the appointment.

     KPMG has been serving as the Company's independent public accountants since 2002. The Company has been advised that no member of KPMG had any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries or, during the past three years, has had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Company has been advised that no other relationship exists between KPMG and Charter that impairs KPMG's status as independent accountants with respect to Charter within the meaning of the Federal securities laws and the requirements of the Independence Standards Board.

     Representatives of KPMG will be in attendance at the Annual Meeting and will have an opportunity to make a statement if they so desire. The representatives will also be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENT

     Section 16 of the Exchange Act requires our directors and certain of our officers, and persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and written representations from these officers and directors, we believe that all
Section 16(a) filing requirements were met during the year ended December 31, 2002, with the exception of a Form 4 due July 11, 2002, filed on behalf of our director, Ronald Nelson, that was filed late in connection with a single transaction.

                 SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     If you want to include a shareholder proposal in the proxy statement for the 2004 annual meeting, it must be delivered to the Company's Secretary at the Company's executive offices no later than February 26, 2004. The federal proxy rules specify what constitutes timely submission and whether a shareholder proposal is eligible to be included in the proxy statement. Shareholder nominations of directors are not shareholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company's proxy statement.

     If a shareholder desires to bring business before the meeting which is not the subject of a proposal timely and properly submitted for inclusion in the proxy statement, the shareholder must follow procedures outlined in the Company's By-Laws. One of the procedural requirements in the By-Laws is timely notice in writing of the business the shareholder proposes to bring before the meeting. To be timely with respect to the 2004 annual meeting, such a notice must be delivered to the Company's Secretary at the Company's executive offices no earlier than April 16, 2004 and no later than May 11, 2004. However, in the event that the Company elects to hold its next annual meeting more than 30 days before or after the anniversary of this Annual Meeting, such shareholder proposals would have to be received by the Company not earlier than 120 days prior to the next annual meeting date and not later than 90 days prior to the next annual meeting date.

     Such notice must include (1) for a nomination for director, all information relating to such person that is required to be disclosed in a proxy for election of directors; (2) as to any other business, a description of the proposed business, the text of the proposal, the reasons therefor, and any material interest the shareholder may have in that business; and (3) certain information regarding the shareholder making the proposal. These requirements are separate from the requirements a shareholder must meet to have a proposal included in the Company's proxy statement. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority.

     Any shareholder desiring a copy of the Company's Bylaws will be furnished one without charge upon written request to the Secretary. A copy of the Bylaws is filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 (filed with the SEC on November 14, 2001) and is available at the Securities and Exchange Commission Internet site (http://www.sec.gov).

                                 OTHER MATTERS

     At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the matters discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholder sees fit.

                                          By order of the Board of Directors,

                                          /s/ CURTIS S. SHAW

                                          CURTIS S. SHAW
                                          Secretary

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 IS AVAILABLE WITHOUT CHARGE BY ACCESSING THE "INVESTOR" SECTION OF OUR WEBSITE AT WWW.CHARTER.COM. YOU ALSO MAY OBTAIN A PAPER COPY OF THE 2002 10-K, WITHOUT EXHIBITS, AT NO CHARGE BY WRITING TO THE COMPANY AT CHARTER PLAZA, 12405 POWERSCOURT DRIVE, ST. LOUIS, MO 63131, ATTENTION: INVESTOR RELATIONS. IN ADDITION, CERTAIN COMPANY FINANCIAL AND OTHER RELATED INFORMATION, WHICH IS REQUIRED TO BE FURNISHED TO COMPANY SHAREHOLDERS, IS PROVIDED TO SHAREHOLDERS CONCURRENTLY WITH THIS PROXY STATEMENT IN OUR 2002 ANNUAL REPORT. THE COMPANY WILL DELIVER ONLY ONE COPY OF ITS PROXY STATEMENT AND 2002 ANNUAL REPORT TO MULTIPLE SECURITY HOLDERS SHARING AN ADDRESS UNLESS THE COMPANY HAS RECEIVED CONTRARY INSTRUCTIONS FROM SUCH SECURITY HOLDER(S). IF YOU SHARE AN ADDRESS WITH ANOTHER SECURITY HOLDER AND WOULD LIKE TO RECEIVE A SEPARATE PROXY STATEMENT OR ANNUAL REPORT NOW OR IN THE FUTURE, OR IF YOUR HOUSEHOLD CURRENTLY RECEIVES MULTIPLE COPIES OF THE PROXY STATEMENT AND ANNUAL REPORT AND YOU WOULD PREFER TO RECEIVE ONLY ONE COPY OF EACH FOR YOUR HOUSEHOLD, PLEASE CONTACT THE COMPANY AT CHARTER PLAZA, 12405 POWERSCOURT DRIVE, ST. LOUIS, MO 63131, ATTENTION: INVESTOR RELATIONS OR BY CALLING (314) 543-2459. EVEN IF YOUR HOUSEHOLD HAS RECEIVED ONLY ONE ANNUAL REPORT AND ONE PROXY STATEMENT, A SEPARATE PROXY CARD SHOULD HAVE BEEN PROVIDED FOR EACH SHAREHOLDER. IF YOU VOTE USING THE PROXY CARD, PLEASE SIGN AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU VOTE BY TELEPHONE OR INTERNET, THERE IS NO NEED TO MAIL THE PROXY CARD.

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER
            AS ADOPTED BY THE BOARD OF DIRECTORS ON JANUARY 28, 2003

A.  PURPOSE

     The Audit Committee shall oversee the accounting, internal control and financial reporting processes of the Company and audits of the Company's financial statements. The Audit Committee shall provide an avenue of communication among the registered public accountants, management, internal audit and the Board of Directors.

B.  COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of no fewer than three members of the Board of Directors. In accordance with Section 10A of the Securities Exchange Act of 1934, as amended, and applicable SEC and NASDAQ rules, requirements for membership on the Audit Committee shall be as follows: (a) each member shall satisfy applicable independence, non-affiliation, maximum stock ownership and financial literacy requirements and shall not have a relationship with the Company which would impair his or her independence; and (b) if required by NASDAQ rules, at least one member shall satisfy the financial expert requirements. When appointing the members of the Audit Committee, the Board shall make an affirmative determination as to satisfaction of these requirements.

     The Board shall appoint the members of the Audit Committee annually and shall designate the Chairman of the Audit Committee. The members of the Audit Committee shall serve until their successors are appointed and qualified. The Board shall have the power at any time to change the membership of the Audit Committee and to fill vacancies in it, subject to such new member(s) satisfying the requirements for Audit Committee membership.

C.  ADMINISTRATIVE MATTERS

     Audit Committee members may not receive, directly or indirectly, any consulting, advisory or other compensatory fees (as proscribed by applicable SEC or NASDAQ rules) from the Company or any subsidiary thereof, other than for Board or Board committee service.

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall meet in executive session separately with management at least annually, with the Company's internal audit staff at least two times per year, and with the registered public accountants at least quarterly. The Audit Committee may request that any officer or employee of the Company or the Company's outside counsel or registered public accountants attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall make regular reports to the Board.

     The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall periodically review the Audit Committee's own performance, but in no event less frequently than required by any applicable NASDAQ rules.

     The Audit Committee shall have the authority, at the Company's expense, and to the extent it deems necessary or appropriate, to retain and determine funding for special legal, accounting or other consultants to advise the Audit Committee with respect to its duties and obligations and to conduct or authorize investigations into any matters within its scope of responsibilities.

     The Audit Committee shall prepare the audit committee report required by the rules of the SEC to be included in the Company's annual proxy statement. This Charter will be filed as an exhibit to the proxy statement in accordance with SEC rules.

D.  COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall have the sole authority to appoint, retain, compensate and oversee the registered public accountants (subject, if applicable, to Board and/or shareholder ratification), and shall approve in advance all fees and terms for both the audit engagement and all non-audit engagements with registered public accountants, provided that any such non-audit services shall not be prohibited by Section 10A of the Securities Exchange Act of 1934, as amended. Pre-approvals of non-audit services may be delegated to a single member of the Audit Committee provided that any pre-approvals made by the Audit Committee's designee shall be presented at the Audit Committee's next regularly scheduled meeting. The Audit Committee shall consult with management but shall not delegate these responsibilities to management. Each year, with respect to the proposed audit engagement, the Audit Committee shall review the proposed risk assessment process in establishing the scope of examination and the reports to be rendered.

     In its capacity as a committee of the Board, the Audit Committee shall be directly responsible for the oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and the registered public accounting firm shall report directly to the Audit Committee.

     In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute and implement the purposes of the Audit Committee. The following functions are some of the common recurring activities of the Audit Committee:

     - Periodic Reports and the Disclosure Process. On a quarterly basis, review and discuss with management, internal audit and the registered public accountants: the Company's annual audited financial statements; the registered public accountants' reviews of the quarterly financial statements; disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations;" the matters required to be discussed pursuant to Statement on Auditing Standards No. 61; significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting, any changes made or proposed to such controls and procedures, and any fraud by any person involved therewith; and any reports of the registered independent accountants and disclosures concerning internal controls and procedures for financial reporting and disclosure controls and procedures and officer certifications required by SEC rules and the underlying matters related to such disclosures. Recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     - Review of Accounting Matters. Review and discuss with management and the registered public accountants, as applicable: (a) major issues regarding accounting principles, alternative accounting treatments, accounting estimates and financial statement presentations; (b) major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (c) any material written communications between the registered public accounting firm and management; (d) any problems, difficulties or differences (including adjustments) encountered in the course of the audit work and management's response; (e) accounting treatment for unusual transactions; (f) the effect of regulatory and accounting initiatives on the financial statements of the Company; and (g) press releases regarding earnings or earnings guidance.

     - Financial Risk Exposure. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     - Internal Audit Review. With respect to the Company's internal auditing and controls, on an annual basis, the Audit Committee shall review: (a) the quality and composition of the Company's internal audit staff and the reporting relationship amongst the internal auditor, financial management and the Audit Committee; (b) the risk assessment process, scopes and procedures to determine whether they are adequate to attain the internal audit objectives, as determined by management, (c) the internal audit plan developed by the Company and explanations of deviations therefrom and proposed changes thereto; (d) significant fraud or regulatory non-compliance; and (e) any difficulties encountered by internal audit in the course of their audits.

     - Tax Matters. Review tax compliance and issues with internal tax staff and external advisors, as needed.

     - Relationship With Registered Independent Accountants. Evaluate the qualifications, performance and independence of the registered public accountants, including (a) review and evaluation of the lead partner of the registered public accountants and taking into account the opinions of management and the Company's internal auditors; (b) evaluation of the composition of audit team to confirm that members would comply with rotation requirements imposed by SEC regulations and professional accounting standards; (c) confirmation that compensation of the members of the audit team is not based upon non-audit services performed by the registered accounting firm. Review any reports of the registered public accountants mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtain from the registered public accountants any information with respect to illegal accounts in accordance with Section 10A. Confirm with the registered public accounting firm that no director or officer has attempted to influence, coerce, manipulate or mislead the registered public accounting firm for the purpose of rendering materially misleading financial statements.

     - Non Audit Services. The Audit Committee shall establish procedures for the engagement of the registered public accountants to provide non-audit services. In evaluating whether to retain the registered public accountants for non-audit services, the following factors shall be among those considered: whether the services are compatible with the accounting firm's independence, the accounting firm's familiarity with the Company, its controls, process, tax position, and overall business strategy, and the extent to which the services may provide insight to the accounting firm in performing the audit of the Company.

     - Confidential Complaint Procedure. Establish and annually review procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and (c) prevention of retaliation against Company employees who have filed complaints or submitted concerns regarding these matters.

     - Legal and Regulatory Matters. Meet annually with the General Counsel, and outside counsel when appropriate, to review outstanding legal matters and changes in the regulatory environment, if any, that might have a material impact on the Company's business or its financial statements.

     - Related Party Transactions. Review and approve all related party transactions, unless otherwise approved by the Board of Directors or a committee thereof in accordance with applicable law and NASDAQ rules.

     - Code of Conduct. Unless sufficiently covered by other policies of the Company, establish a code of conduct for the Company's chief executive officer and senior financial officers, to include provisions required by SEC and NASDAQ rules. Such code of conduct shall be designed to deter wrongdoing and promote honest and ethical conduct; avoidance of conflicts of interest (with any waivers to be approved by the Audit Committee), including disclosure of potential conflicts of interest; full, fair, accurate, and timely disclosure in SEC filings, compliance with applicable laws, rules and regulations, reporting of code violations, and accountability for adherence to the code, covering compliance with law, conflicts of interest, a mechanism for monitoring compliance, and such other provisions as may be appropriate.

     - Other. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

E.  LIMITATIONS OF AUDIT COMMITTEE'S ROLES

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare financial statements; establish, plan or conduct internal or independent audits; establish or maintain internal controls or disclosure controls for financial reporting; or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the registered public accountants.

     Audit Committee Charter adopted by the Board of Directors: January 28,
2003.

                                   APPENDIX B

                                 AMENDMENT FOUR
                                     TO THE
                          CHARTER COMMUNICATIONS, INC.
                           2001 STOCK INCENTIVE PLAN

     This Amendment (the "Amendment") to the Charter Communications Inc. 2001 Stock Incentive Plan, as amended through the date hereof (the "Plan"), is dated as of October 29, 2002.

SECTION 4.1 OF THE PLAN IS HEREBY AMENDED TO REPLACE THE FIRST SENTENCE THEREOF WITH THE FOLLOWING SENTENCE:

          The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 68,895,911 plus up to 21,068,102 Shares based on forfeitures, cancellations and terminations under Charter Communications Option Plan; provided, however, that in the aggregate, not more than 3,000,000 of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan (other than shares of Restricted Stock made in settlement of Performance Units pursuant to Section 11.1(b).

     The terms of the Plan (including the remainder of Section 4.1) shall remain in full force and effect without modification or amendment except as expressly set forth herein.

                                   APPENDIX C

                                 AMENDMENT FIVE
                                     TO THE
                          CHARTER COMMUNICATIONS, INC.
                           2001 STOCK INCENTIVE PLAN

     This Amendment to the Charter Communications, Inc. 2001 Stock Incentive Plan, as amended through the date hereof (the "Plan"), is effective as of January 27, 2003.

1. ARTICLE 5 OF THE PLAN IS HEREBY AMENDED BY ADDING THE FOLLOWING SECTION AFTER SECTION 5.5:

          SECTION 5.6 Option Repricing. Notwithstanding anything contained in this Plan to the contrary, the Committee may, in its sole discretion, approve an Option repricing. For the purposes of the preceding sentence, an "Option repricing" shall include reducing the exercise price per share of any outstanding Option, permitting the cancellation, forfeiture or tender of outstanding Options in exchange for other Awards or for new Options with a lower exercise price per Share, by any other method repricing or replacing any outstanding Option, or taking any other action deemed to be a "repricing" under the rules of the national securities exchange or other market on which the Shares are listed or admitted to trading.

     The terms of the Plan shall remain in full force and effect without modification or amendment except as expressly set forth herein.

                                   APPENDIX D

                                 AMENDMENT FOUR
                                     TO THE
                             CHARTER COMMUNICATIONS
                                1999 OPTION PLAN

This Amendment to the Charter Communications 1999 Option Plan as amended through the date hereof (the "Plan"), is effective as of January 27, 2003.

1. Article 6 of the Plan is hereby amended by adding the following section after Section 6.11:

    Section 6.12 Option Repricing. Notwithstanding anything contained in the Plan to the contrary, the Administrator may, in its sole discretion, approve an Option repricing. For the purposes of the preceding sentence, an "Option repricing" shall include reducing the Exercise Price of any outstanding Option, permitting the cancellation, forfeiture or tender of outstanding Options in exchange for other equity awards or for new Options with a lower Exercise Price, by any other method repricing or replacing any outstanding Option, or taking any other action deemed to be a "repricing" under the rules of the national securities exchange or other market on which the shares of common stock of the Public Company are listed or admitted to trading.

The terms of the Plan shall remain in full force and effect without modification or amendment except as expressly set forth herein.

                                   Appendix E

[Note: Pursuant to Instruction 3 to Item 10 of Schedule 14A, the registrant is filing this Appendix electronically with the Proxy Statement. However, this Appendix is not a part of the Proxy Statement and is therefore not being delivered to shareholders.]


                      CHARTER COMMUNICATIONS HOLDINGS, LLC

                                1999 OPTION PLAN

                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                                1999 OPTION PLAN

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
SECTION 1   DEFINITIONS.................................................    1
SECTION 2   THE PLAN....................................................    3
     2.1    Name........................................................    3
     2.2    Purpose.....................................................    3
     2.3    Intention...................................................    3
SECTION 3   ADMINISTRATION..............................................    3
     3.1    Administration..............................................    3
     3.2    Duties......................................................    3
SECTION 4   PARTICIPATION...............................................    3
     4.1    Eligibility.................................................    3
SECTION 5   MEMBERSHIP INTERESTS SUBJECT TO PLAN........................    4
     5.1    Membership Interests Available for Options..................    4
     5.2    Adjustments.................................................    4
SECTION 6   OPTIONS.....................................................    5
     6.1    Option Grant and Agreement..................................    5
     6.2    Transferability.............................................    5
     6.3    Exercise Price..............................................    6
     6.4    Option Term.................................................    6
     6.5    Vesting, Payment Upon Relocation of Headquarters, and
              Repurchase of Options and Membership Interests............    6
     6.6    Method of Exercising Options; Withholding Tax...............    6
     6.7    Rights in the Event of Termination Other Than for Cause.....    7
     6.8    Rights in the Event of Termination For Cause................    7
     6.9    Rights in the Event of Death or Disability..................    7
     6.10   Rights in the Event of Termination For Any Other Reason.....    8
SECTION 7   MEMBERSHIP INTERESTS ISSUED PURSUANT UPON THE EXERCISE OF AN
              OPTION....................................................    8
     7.1    Issuance of Certificates....................................    8
     7.2    Compliance with Securities and Other Laws...................    8
SECTION 8   TERMINATION, AMENDMENT AND MODIFICATION OF PLAN.............    9
     8.1    Termination, Amendment and Modification of Plan.............    9
     8.2    Plan Termination............................................    9
     8.3    Effect of Termination, Amendment or Modification of Plan....    9
SECTION 9   OCCURRENCE OF INITIAL PUBLIC OFFERING.......................    9
SECTION 10  MISCELLANEOUS...............................................    9
     10.1   No Employment Rights........................................    9
     10.2   Binding Effect..............................................    9
     10.3   Singular, Plural, Gender....................................    9
     10.4   Headings....................................................    9
     10.5   Effective Date..............................................    9
     10.6   Rights as Member............................................   10
     10.7   Applicable Law..............................................   10

                               PLAN INTRODUCTION

     The Plan is designed to advance the Company's interests by encouraging Employees and Consultants of the Company and its Affiliates to acquire a proprietary interest in the Company. It provides that Membership Interests representing an aggregate of 10% of the aggregate equity value of the Company on the date of the adoption of the Plan may be optioned to Employees and Consultants of the Company and its Affiliates. All Employees and Consultants of the Company are eligible to receive Options, but the Administrator is entitled to select the individuals to whom such options actually will be granted.

     Options granted under the Plan are nontransferable (other than by will or the laws of descent and distribution, or except as authorized by the Administrator) and may not be exercised more than ten years after the date they are granted.

     The Company will receive no cash consideration for granting Options under the Plan. However, when an Option is exercised, the holder is required to pay the Exercise Price for the Membership Interests of the Company to be issued under the exercised Option.

     The Plan will be administered by the Administrator and will terminate ten years after the date it is adopted by the Board, unless earlier terminated by the Administrator.

                      CHARTER COMMUNICATIONS HOLDINGS, LLC

                                1999 OPTION PLAN

                                   SECTION 1

                                  DEFINITIONS

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     (a) "Act" means the Securities Act of 1933, as amended.

     (b) "Administrator" means the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 3 of the Plan.

     (c) "Affiliate" means with respect to any person or entity, any other person or entity who controls, is controlled by or is under common control with such person or entity.

     (d) "Allen" means Paul G. Allen, an individual, who is Chairman of the board of directors of CCI.

     (e) "Board" means the board of directors of the Company.

     (f) "Cause" means the Optionee (i) has committed any crime, (ii) has committed any act of fraud, embezzlement or gross dishonesty, (iii) has committed any act of sex discrimination or sexual harassment under the provisions of any Federal, state or local law, resulting in any of the above cases in a material financial loss to the Company or damage to the reputation of the Company, (iv) has refused to comply with the lawful directives of the Board or of the Optionee's supervisors, within ten (10) days after written notice thereof from the Board or the Company, or (v) has engaged in conduct which constitutes gross negligence or willful misconduct, which conduct is not cured within ten (10) days after written notice thereof from the Board or the Company.

     (g) "CCI" shall mean Charter Communications, Inc., a Delaware corporation.

     (h) "Change of Control" means a direct or indirect sale of more than 49.9% of the outstanding Membership Interests of the Company, except where Allen and his Affiliates retain effective voting control of the Company, the merger or consolidation of the Company, with or into any other corporation or entity, other than a wholly-owned subsidiary of the Company except where Allen and his Affiliates have effective voting control of the surviving entity, or any other transaction, or event, a result of which is that Allen holds less than 50.1% of the voting power of the surviving entity, except where Allen and his Affiliates retain effective voting control of the Company, or a sale of all or substantially all of the assets of the Company (other than to an entity majority-owned or controlled by Allen and his Affiliates).

     (i) "Code" means the Internal Revenue Code of 1986, as amended.

     (j) "Committee" means the Board or a committee appointed by the Board in accordance with Section 3 of the Plan.

     (k) "Company" means Charter Communications Holdings, LLC, a Delaware limited liability company.

     (l) "Consultant" means a person who is retained by the Company or any of its Affiliates as a consultant, but not as an Employee.

     (m) "Date of Grant" means the date as of which Options are granted to Consultants and Employees as specified in the applicable Option Agreement.

     (n) "Employee" means any person, including a manager of the Company, who is employed by the Company or any Affiliate.

     (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (p) "Exercise Price" means the price per membership interest of the Membership Interests subject to each Option as provided in Section 6.3.

     (q) "Fair Market Value" shall mean the fair market value of the Company (i) as determined by the Administrator prior to the consummation of an Initial Public Offering and (ii) according to the following formula from and after the consummation of an Initial Public Offering: (A) the sum of (I) the total number of outstanding shares of common stock of the Public Company, assuming the exercise of all options, warrants or other similar rights held by any person to purchase common stock of the Public Company, multiplied by the Share Value, plus
(II) the debt of the Public Company as reflected on its financial statements, minus (III) the fair market value, as determined by the Administrator, of all assets of the Public Company, including the exercise price of all options, warrants, or similar rights deemed exercised under clause (I) of this sentence, other than Membership Interests, divided by (B) the Percentage Interest of the Membership Interests which the Public Company holds in the Company.

     (r) "Initial Public Offering" means the consummation of a firm commitment underwritten initial public offering pursuant to an effective registration statement filed under the Act, covering the offer and sale of shares of common stock of the Company's Parent or a successor corporation through which the business of the Company will be carried out.

     (s) "Kent" means Jerald L. Kent, an individual, who is President, Chief Executive Officer and a director of the Company and CCI.

     (t) "Member" means a member of the Company.

     (u) "Membership Interest" means a membership interest in the Company.

     (v) "Option" means an option to purchase a Membership Interest pursuant to the provisions of this Plan.

     (w) "Option Agreement" means the agreement described in Section 6.1 between the Company and the Optionee under which the Optionee may purchase Membership Interests hereunder.

     (x) "Optionee" means an Employee or Consultant who receives an Option pursuant to this Plan.

     (y) "Option Spread" means with respect to each Option, an amount equal to the product of (i) the excess of (a) the Exercise Price of such Option over (b) the Fair Market Value (plus the Exercise Price of all options taken into account in computing Percentage Interest) multiplied by the Percentage Interest per Membership Interest with respect to such Option, and (ii) the number of Membership Interests covered by such Option at the time of determination.

     (z) "Option Term" means, with respect to an Option, the period of time commencing on the date of the grant of such Option and ending on the date immediately preceding the tenth anniversary thereof, subject to earlier termination as provided herein, during which an Option may be exercised.

     (aa) "Parent" means an Affiliate which is manager of, and/or the direct or indirect owner of an excess of fifty percent (50%) of the equity interests in, the Company.

     (bb) "Percentage Interest" of an Option or Membership Interest means the percentage interest that an exercise of such Option or possession of such Membership Interest would give the Optionee in the Company assuming the exercise of all Options held by all Optionees and the exercise of all options and warrants held by any person to purchase Membership Interests.

     (cc) "Plan" means the Charter Communications Holdings, LLC 1999 Option Plan, the terms of which are set forth herein.

     (dd) "Public Company" means the Parent or successor corporation to the Company whose shares will be sold pursuant to the Initial Public Offering.

     (ee) "Purchase Agreement" means that certain Purchase Agreement dated July 29, 1998 among Paul G. Allen, Charter Communications, Inc. and certain other parties.

     (ff) "Share Value" means (i) upon the consummation of an Initial Public Offering, the price per share of the common stock of the Public Company upon the consummation of the Initial Public Offering, and (ii) after the consummation of an Initial Public Offering, the average of the highest and lowest quoted selling prices on the principal national securities exchange on which the common stock of the Public Company is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, as reported by the NASDAQ Stock Market's National Market, on the day in question.

                                   SECTION 2

                                    THE PLAN

     2.1 Name. This Plan shall be known as "Charter Communications Holdings, LLC 1999 Option Plan."

     2.2 Purpose. The purpose of this Plan is to advance the interests of the Company and its Affiliates by affording Employees and Consultants of the Company and its Affiliates an opportunity to acquire or increase their proprietary interest in the Company by the grant to such individuals of Options under the terms set forth herein. By thus encouraging such individuals to acquire or increase their proprietary interest in the Company, the Company seeks to attract, motivate and retain those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the Company in large measure depends.

     2.3 Intention. It is intended that all Options issued under this Plan will be nonstatutory Options and the terms of this Plan shall be interpreted in accordance with such intention.

                                   SECTION 3

                                 ADMINISTRATION

     3.1 Administration. This Plan shall be administered initially by the Board, although the Board, in its discretion and from time to time, may designate a Committee as the Administrator in substitution for the Board, and may redesignate itself as Administrator following the designation of a Committee as Administrator. The Administrator will interpret this Plan, prescribe and rescind rules and regulations relating to the administration of this Plan, and make all other determinations necessary or advisable for the proper administration of this Plan subject to the provisions of Sections 4.1, 5.2, 8.1 and 10.5. The Administrator may act at any time at a meeting duly held, or by unanimous written consent, in accordance with the provisions of the Company's operating agreement applicable to the proceedings of the Board or a Committee, as the case may be. Notwithstanding the foregoing, from and after such time as the Company or its Parent is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Plan shall be administered by a Committee, which will then consist solely of two or more persons who are "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code.

     3.2 Duties. The interpretation and construction by the Administrator of any provisions of this Plan, of any Option Agreement hereunder, or of any Option granted thereunder, shall be final and binding on any Employee, Consultant or Optionee, or any person claiming by or through an Employee, Consultant or Optionee. No member of the Administrator shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan, any Option Agreement issued hereunder or any Option granted thereunder.

                                   SECTION 4

                                 PARTICIPATION

     4.1 Eligibility. The Optionees shall be those existing and prospective Employees and Consultants to the Company or any Affiliate (collectively, "Participants" and individually a "Participant") to whom Options may be granted from time to time by the Administrator based upon the recommendation of Kent. The

Administrator shall designate, from time to time and based upon the recommendation of Kent, the number of Options to be granted to each Participant.

                                   SECTION 5

                      MEMBERSHIP INTERESTS SUBJECT TO PLAN

     5.1 Membership Interests Available for Options. Subject to adjustment pursuant to the provisions of Section 5.2 hereof, the total number of Membership Interests which may be issued upon the exercise of all Options shall not exceed 25,009,798 Membership Interests, which shall be equal to the number of Membership Interests representing an aggregate of 10% of the aggregate equity value of the Company on the date of the adoption of this Plan. If any Option shall expire or terminate for any reason without having been exercised in full, new Options may be granted covering Membership Interests originally set aside for the exercise of such expired or terminated Option. From and after such time as the Company or its Parent is subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, no Optionee may receive grants during any fiscal year of the Company or portion thereof, of Options which, in the aggregate cover more than 15,000,000 Membership Interests, subject to adjustment as provided in Section 5.2. If an Option expires or terminates for any reason without having been exercised in full, the unrepurchased Membership Interests subject to that expired or terminated Option will continue to count against the maximum numbers of Membership Interests for which Options may be granted to an Optionee during any fiscal year of the Company or its Parent or portion thereof.

     5.2 Adjustments.

     (a) Subject to any required action by the Board, Kent, and/or the Members, the number of Membership Interests covered by the Plan as provided in Section
5.1 hereof, the number of Membership Interests covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Membership Interests resulting from a subdivision or consolidation of Membership Interests or the distribution of Membership Interests on Membership Interests without consideration. Notwithstanding the foregoing, nothing in this Plan shall be interpreted to provide dilution protection with respect to the Options or the number of Membership Interests covered by the Plan in the event, and to the extent of any additional equity contribution to the Company.

     (b) Subject to the provisions of Section 5.2(d), and subject to any required action by the Board, Kent, and/or the Members, if the Company shall merge with another entity and the Company is the surviving entity in such merger and under the terms of such merger the Membership Interests outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Membership Interests subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Membership Interests subject to the Option would have been entitled as a result of the merger.

     (c) If the Company shall merge with another entity and the Company is not the surviving entity in such merger, and such merger does not constitute a Change of Control, the Administrator may, in its discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date that notice such shortening is given to the Optionees); (ii) accelerate any vesting schedule to which an Option is subject; (iii) arrange to have the surviving or successor entity assume the Options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that the Options or their replacements represent the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such merger with respect to or in exchange for the number of Membership Interests purchasable and receivable upon the exercise of the Options had such exercise occurred in full prior to such merger; or (iv) with the prior written consent of the Optionee (unless otherwise stated in such Optionee's Option Agreement), cancel Options upon the payment to such Optionee in cash, with respect to each Option to the extent then exercisable (including any Options as to which the exercise has been accelerated as contemplated in clause
(ii) above), of any amount that is the equivalent of the Option Spread at the effective time of the merger. The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement.

     (d) Notwithstanding any other provision contained in this Plan, in the event of a Change of Control, any unvested Options issued under this Plan to any Optionee shall immediately vest; provided, however, that to the extent that the acceleration of the exercisability of Options would result in the disallowance under Section 280G of the Code of tax deductions which would otherwise be available to the Company or its Affiliates, or in liability of such Optionee or any person obtaining rights in the Option under Section 6.2 for any excise tax under Section 4999 of the Code, such unvested Options will not immediately vest unless the Company receives prior written consent from the Optionee at least thirty (30) days prior to the Change of Control. In the event of a Change of Control, the Administrator may, in its discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date on which notice of such shortening is given to the Optionees); (ii) arrange to have the surviving or successor entity assume the Options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise so that the Options or their replacements represent the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of a Change of Control with respect to or in exchange for the number of Membership Interests purchasable and receivable upon the exercise of the Options had such exercise occurred in full prior to such Change of Control, or (iii) cancel Options upon the payment to the Optionee in cash, with respect to each Option to the extent then exercisable (including any Options as to which the exercise has been accelerated in accordance with this Section 5.2(d)), of an amount that is the equivalent of the Option Spread at the effective time of the Change of Control. The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement.

     (e) To the extent that the foregoing adjustments relate to securities of the Company, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

                                   SECTION 6

                                    OPTIONS

     6.1 Option Grant and Agreement. Each Option grant shall be evidenced by a written Option Agreement, dated as of the date of grant and executed by the Company and the Optionee, which Option Agreement shall set forth the number of Options granted, the Exercise Price, the Option Term, the vesting schedule of such Options, and such other terms and conditions as may be determined appropriate by the Administrator, provided that such terms and conditions are consistent with the Plan. The Option Agreement shall incorporate this Plan by reference and provide that any inconsistencies or disputes shall be resolved in favor of the Plan language.

     6.2 Transferability. An Option granted under the Plan shall, by its terms, be non-transferable by the Optionee, either voluntarily or by operation of law, other than by will or the laws of descent and distribution pursuant to a qualified domestic relations order as defined in the Code, and shall be exercisable during the Optionee's lifetime only by the Optionee, the Optionee's executor, or, to the extent permitted by the Administrator or by the terms of the Option Agreement, the spouse of the Optionee who obtained the Option pursuant to such qualified domestic relations order described herein. Notwithstanding the foregoing, to the extent that the Administrator so authorizes at the time an Option is granted or amended, such Option may be assigned, in connection with the Optionee's estate plan, in whole or in part, during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more of such immediate family members. Rights under the assigned portion may be exercised by the person or persons who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Administrator deems appropriate. For purposes of this Section 6.2, the term "immediate family" means an individual's spouse, children, stepchildren, grandchildren and parents.

     6.3 Exercise Price.

     (a) The Exercise Price shall be equal to the Percentage Interest of such Options multiplied by the Fair Market Value.

     (b) Upon an Initial Public Offering and at all times thereafter, Membership Interests shall be automatically exchanged for shares of the Public Company in accordance with Section 9 of this Plan.

     6.4 Option Term. The Option Term shall be determined by the Administrator, subject to any limitations imposed by this Plan, but in any event shall not be more than ten years from the date such Option is granted. Options may be subject to earlier termination as provided in this Plan.

     6.5 Vesting, Payment Upon Relocation of Headquarters, and Repurchase of Options and Membership Interests. The vesting of each Option shall be as set forth in the Option Agreement according to the following general guideline: (i) with respect to Options granted by the Board on February 9, 1999, vesting shall be as set forth in the February 9, 1999 Board resolution, and (ii) with regard to all other Options, one fourth ( 1/4) shall become exercisable on the 15 month anniversary (the "15 Month Anniversary") of the Date of Grant, and 1/45th of the remaining Options shall become exercisable on each of the 45 months following the 15 Month Anniversary, until all such Options are exercisable, provided, however, that if an Initial Public Offering has not occurred, Options will only be exercisable upon termination of employment for any reason other than for Cause, or upon death or disability or immediately prior to the expiration of such Option. If the Company shall relocate its existing Headquarters outside the greater St. Louis, Missouri area on or before December 23, 2001 without the prior written consent of Kent, or of Barry L. Babcock or Howard L. Wood if Kent is not surviving at the time such consent is sought (a "Headquarters Breach"):

     (a) unless otherwise provided in the Optionee's Option Agreement, with respect to any Optionee who is a member of the corporate staff and is employed and located at the St. Louis corporate headquarters and to whom Options have been granted and who does not relocate, if less than 40% of the Options held by such Optionee have vested, then for purposes of this paragraph (a) of Section 6.5, 40% of all Options held by such Optionee will be deemed to have vested. With respect to such Optionee's Options which have vested or are deemed to have vested pursuant to this paragraph (a) of Section 6.5, and which have not already been exercised, the Company shall pay, to each such Optionee in full satisfaction of such Option an amount equal to the greater of (I) the Option Spread or (II) (A) if the Headquarters Breach occurs on or before December 23, 1999, an amount equal to three (3) times the annual base salary of such Optionee, or (B) if the Headquarters Breach occurs thereafter but on or before December 23, 2000, an amount equal to two (2) times the annual base salary of such Optionee, or (C) if the breach occurs thereafter but on or before December 23, 2001, an amount equal to the annual base salary of such Optionee; and

     (b) if any payment is made to any Optionee pursuant to paragraph (a) of
Section 6.5 above, then all Options granted to such Optionee shall be automatically canceled.

     6.6 Method of Exercising Options; Withholding Tax. Options shall be exercised by a written notice, delivered to the Company at its principal office in St. Louis, Missouri or such other address that may be designated by the Company, specifying the number of Membership Interests to be purchased and tendering payment in full for such Membership Interests. Payment may be tendered in cash or by certified, bank cashier's or teller's check or by Membership Interests (valued at Fair Market Value as of the date of tender), or some combination of the foregoing or such other form of consideration which has been approved by the Administrator, including any approved cashless exercise mechanism. The right to deliver in full or partial payment of such Exercise Price any consideration other than cash shall be limited to such frequency as the Administrator shall determine in its absolute discretion. In the event all or part of the Exercise Price is paid in Membership Interests, any excess of the value of such Membership Interests over the Exercise Price will be returned to the Optionee as follows: (i) any whole Membership Interest remaining in excess of the Exercise Price will be returned in kind, and may be represented by one or more Membership Interest certificates; and (ii) any partial Membership Interests remaining in excess of the Exercise Price will be returned in cash.

     In the event the Company determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, the Optionee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements. Payment of such withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Membership Interests registered in the name of the Optionee, (iii) by the Company not issuing such number of Membership Interests subject to the Option as have a Fair Market Value at the time of exercising equal to the amount to be withheld, (iv) withholding from other compensation due to the Optionee, or (v) any combination of (i), (ii), (iii) and (iv) above.

     6.7 Rights in the Event of Termination Other Than for Cause.

     (a) In the event that an Optionee's employment or service as a Consultant with the Company or its Affiliates is terminated prior to an Initial Public Offering other than for Cause, the Optionee shall have (subject to Section 6.2 of the Plan) the right (but not the obligation, except as herein provided), for a period (taking into account any earlier termination date provided by the Plan) of thirty (30) days from such termination of employment or service to (i) put vested Options to the Company, or Allen at Allen's option, at a purchase price equal to the Option Spread and (ii) put all Membership Interests to the Company (whether or not acquired on the exercise of an Option hereunder), or Allen at Allen's option, held by the Optionee on the date of termination at a purchase price equal to the Fair Market Value multiplied by the Percentage Interest of the Membership Interests. In the event that the Optionee does not exercise its rights to put all vested Options and Membership Interests as specified in this
Section 6.7, Allen or, at his option, the Company, shall have the right (but not the obligation, except as herein provided), for a period (taking into account any earlier termination date provided by the Plan) of sixty (60) days after having received written notice that the Optionee will not put such Options and Membership Interests to the Company, to pay to the Optionee with respect to all vested Options (or underlying Membership Interests if such Options have been exercised) held by such individual, the Option Spread as of the date of termination (or the Fair Market Value multiplied by the Percentage Interest of the Membership Interest if the Options have already been exercised). Any amounts to be paid to an Optionee pursuant to this Section 6.7 shall be paid, at the option of Allen or the Company, in cash or in the form of a ten (10) year note bearing annual interest at a rate of at least six percent (6%) (any such greater amount to be at the sole discretion of Allen or the Company as the case may be) with the principal to be paid at the end of the tenth year, such payment to be made within thirty (30) days after the end of the fiscal quarter in which the call or put is exercised. Concurrent with any such payment, the Options shall be canceled and the Membership Interests shall be transferred to Allen or the Company, as the case may be.

     (b) In the event that an Optionee's employment or service as a Consultant with the Company and all of its Affiliates is terminated other than for Cause subsequent to an Initial Public Offering, such Optionee shall have the right to exercise any vested Options within sixty (60) days of the termination of employment. After such sixty-day period, all unexercised vested or unvested Options held by such individual shall automatically be canceled.

     6.8 Rights in the Event of Termination For Cause. Notwithstanding the foregoing, if an Optionee's employment or service is terminated for Cause, (a) the Options not exercised prior to the termination are automatically canceled, and (b) Allen, or, at his option, the Company, shall have the right (but not the obligation), for a period of ninety (90) days following such termination for Cause, to purchase all Membership Interests held by such Optionee (whether or not acquired on the exercise of an Option granted hereunder) for a purchase price equal to the Exercise Price at which the Optionee acquired the Membership Interests, or the Optionee's purchase price for the Membership Interests if the Membership Interests were not acquired on the exercise of an Option.

     6.9 Rights in the Event of Death or Disability. In the event of an Optionee's death or disability, (i) all vested Options may be exercised (by the Optionee or in the case of death by the Optionee's estate or person who acquired the right to exercise such Options by bequest or inheritance) until the earlier of their expiration, or one (1) year after the date of the Optionee's death or disability and any Options not so exercised shall automatically be canceled,
(ii) if an Initial Public Offering has not taken place as of the Optionee's date of death or disability, the Optionee, (or in the case of death the Optionee's estate or person who acquired the right to exercise such Options by bequest or inheritance) may (A) put such Options to the Company, or Allen at Allen's option, at a purchase price equal to the Option Spread and (B) put all Membership Interests (whether or not acquired on the exercise of an Option hereunder) held by the Optionee on the date of death or disability to the Company, or Allen at Allen's option, at a purchase price equal to the Fair Market Value multiplied by the Percentage Interest of the Membership Interests for a period of thirty (30) days, and (iii) if an Initial Public Offering has not taken place as of the Optionee's date of death or disability, and the Optionee has not exercised its rights to put all vested Options and all Membership Interests to the Company, or Allen at Allen's option, as specified in
Section 6.9(ii), Allen, or at his option, the Company, shall have the right, for a period of sixty (60) days after having received written notice that the Optionee will not exercise its rights as specified in Section 6.9(ii), to purchase all vested Options held by such Optionee at a purchase price equal to the Option Spread and all Membership Interests (whether or not acquired on the exercise of an Option hereunder) held by the Optionee on the date of death or disability at a purchase price equal to the Fair Market Value multiplied by the Percentage Interests of such Membership Interests. All payments due to the Optionee pursuant to this Section 6.9 shall be paid promptly in cash. All unvested Options shall be canceled in the event of an Optionee's death or disability.

     6.10 Rights in the Event of Termination For Any Other Reason. Upon termination for any reason, all unvested Options shall immediately be canceled and the Optionee shall not be entitled to any payment therefor except as expressly provided for herein. Except as expressly provided for in Sections 6.7(b) and 6.9 hereof, all vested Options shall be automatically canceled if not exercised within ninety (90) days after such termination.

                                   SECTION 7

                          MEMBERSHIP INTERESTS ISSUED
                    PURSUANT UPON THE EXERCISE OF AN OPTION

     7.1 Issuance of Certificates. The Company shall not be required to issue or deliver any certificate for Membership Interests purchased upon the exercise of any Option, or any portion thereof, prior to fulfillment of all of the following applicable conditions:

     (a) The admission of such Membership Interests to listing on all stock exchanges or markets on which the Membership Interests are then listed to the extent such admission is necessary;

     (b) The completion of any registration or other qualification of such Membership Interests under any federal or state securities laws or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Board shall in its sole discretion deem necessary or advisable, or the determination by the Board in its sole discretion that no such registration or qualification is required;

     (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable; and

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

Notwithstanding the foregoing, the Company shall not be obligated to issue or deliver any certificates for Membership Interests purchased upon the exercise of an Option or any portion thereof, unless required by Federal, or state law.

     7.2 Compliance with Securities and Other Laws. In no event shall the Company be required to sell, issue or deliver Membership Interests pursuant to Options if in the opinion of the Board the issuance thereof would constitute a violation by either the Optionee or the Company of any provision of any law or regulation of any governmental authority or any securities exchange. As a condition of any sale or issuance of Membership Interests pursuant to Options, the Company may place legends on the Membership Interests, issue stop-transfer orders and require such agreements or undertakings from the Optionee as the Company may deem necessary or advisable to assure compliance with any such law or regulation, including if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the

Membership Interests solely for investment and not with a view to distribution and that no distribution of the Membership Interests acquired by the Optionee will be made unless registered pursuant to applicable federal and state securities laws or unless, in the opinion of counsel to the Company, such registration is unnecessary.

                                   SECTION 8

                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

     8.1 Termination, Amendment and Modification of Plan. Subject to the approval of Kent, the Administrator may from time to time, with respect to any Options at the time outstanding or granted to Optionees, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, that, any such action shall not adversely affect in any manner Options then outstanding, whether vested or not.

     8.2 Plan Termination. Unless terminated earlier as provided in Section 8.1, the Plan shall terminate ten years from the date it is adopted by the Board and no Option shall be granted under this Plan after such date.

     8.3 Effect of Termination, Amendment or Modification of
Plan. Notwithstanding Sections 8.1 and 8.2, no termination, amendment or modification of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or a person who shall have acquired the right to exercise the Option by will or the laws of descent and distribution.

                                   SECTION 9

                     OCCURRENCE OF INITIAL PUBLIC OFFERING

     From and after the occurrence of an Initial Public Offering, each Membership Interest held as a result of an exercise of an Option will automatically be exchanged into that number of shares of the common stock of the Public Company determined by multiplying the Percentage Interest of such Membership Interests by the Fair Market Value, and dividing by the Share Value. Any shares of the common stock of the Public Company received by an Optionee in exchange for Membership Interests shall be subject to purchase by Allen or the Company in the same manner as Membership Interests upon the termination of the employment or consulting relationship of the Optionee for cause as described in
Section 6.8. It is the intent of this Section 9 that an Optionee will receive that number of shares of common stock of the Public Company necessary to provide such Optionee with an aggregate economic benefit equal to the value of such Optionee's Options and Membership Interests

                                   SECTION 10

                                 MISCELLANEOUS

     10.1 No Employment Rights. Nothing in the Plan or in any Option granted hereunder or in any Option Agreement relating thereto shall confer upon any individual the right to continue in the employ or service of the Company or its Affiliates.

     10.2 Binding Effect. The Plan shall be binding upon the successors and assigns of the Company.

     10.3 Singular, Plural, Gender. Whenever used herein, except where the context clearly indicates to the contrary, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     10.4 Headings. Headings of the Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

     10.5 Effective Date. This Plan shall be effective as of February 9, 1999, subject to the approval of this Plan by the Board and Kent.

     10.6 Rights as Member. An Optionee or transferee of an Option shall have no rights as a Member with respect to any Membership Interests subject to such Option prior to the purchase of such Membership Interests by exercise of such Option as provided herein.

     10.7 Applicable Law. This Plan and the Options granted hereunder shall be interpreted, administered and otherwise subject to the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

                             AMENDMENT NO. 1 TO THE
                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                                1999 OPTION PLAN

         This Amendment No. 1 (the "Amendment") to the Charter Communications Holdings, LLC 1999 Option Plan (the "Plan"), made pursuant to action of the Board of Directors of Charter Communications Holding Company, LLC, as assignee of Charter Communications Holdings, LLC, and Kent (as defined in the Plan), pursuant to Section 8.1 of the Plan, is dated as of November ___, 1999. The Plan is hereby amended as follows:

         1. Section 1 is amended by adding the definitions of "Exchange Agreement" and "Public Company Value" and amending and restating the definition of "Fair Market Value" in its entirety, as follows:

                  "(p) "Exchange Agreement" means that certain Exchange Agreement to be entered into by and among the Public Company, CCI (now Charter Investment, Inc.), Vulcan Cable III Inc. and Allen."

                  "(r) "Fair Market Value" means the fair market value of the
Company:

                           (1) as determined by the Administrator prior to the
consummation of an Initial Public Offering; and

                           (2) according to the following formula from and after
the consummation of an Initial Public Offering: (a) the Public Company Value, divided by (b) the Percentage Interest of the Company represented by the Public Company's Membership Interest."

                  "(ff) "Public Company Value" means either (a) if the conditions set forth in Sections 2.2.1 and 2.2.2 of the Exchange Agreement are satisfied, (x) the Share Value, multiplied by (y) the total number of outstanding shares of common stock of the Public Company, assuming the exercise of all options, warrants or other similar rights held by any person to purchase common stock of the Public Company; or (b) if the conditions set forth in Sections 2.2.1 and 2.2.2 of the Exchange Agreement are not satisfied, the amount that would be distributed to the Public Company upon the liquidation of the Company, as calculated in accordance with Section 2.3(b) of the Exchange Agreement."

         2. The remaining paragraph references included in Section 1 are hereby amended as appropriate to provide for the addition of the definitions of "Exchange Agreement" and "Public Company Value."

         3. Section 8.3 is amended and restated in it entirety as follows:

                  "8.3 Effect of Termination, Amendment or Modification of Plan. Notwithstanding Sections 8.1 and 8.2, no termination, amendment or modification of the Plan shall in any manner affect adversely any Option theretofore granted under the Plan without the consent of the Optionee or a person who shall have acquired the right to exercise the Option by will or the laws of descent or distribution."

The terms of the Plan shall remain in full force and effect without modification or amendment except as expressly set forth herein.

                             AMENDMENT NO. 2 TO THE

                      CHARTER COMMUNICATIONS HOLDINGS, LLC

                                1999 OPTION PLAN

         This Amendment No. 2 (the "Amendment") to the Charter Communications Holdings, LLC 1999 Option Plan, as amended by Amendment No. 1 (the "Plan"), made pursuant to action of the Board of Directors of Charter Communications Holding Company, LLC as assignee of Charter Communications Holdings, LLC, pursuant to
Section 8.1 of the Plan, is dated as of March 28, 2000.

The Plan is hereby amended as follows:

         1. The title of the Plan is hereby changed to "The Charter Communications Option Plan."

         2.       Section 1(e) is amended as follows:

                  "Board" means the board of directors of the Company, provided that from and after the date the Company or its parent completes an initial public offering, it shall mean the board of directors of the Public Company."

         3.       A new section 6.11 is hereby added as follows:

                  "6.11 Fractional Shares. No fractional Membership Interests shall be issued under the Plan. In the event that the exercise of options results in the right of an Optionee to receive a fraction of a Membership Interest, then the Company shall pay to the Optionee cash in lieu of such fractional membership interest.

The terms of the Plan shall remain in full force and effect without modification or amendment except as expressly set forth herein.

                             AMENDMENT NO. 3 TO THE
                             CHARTER COMMUNICATIONS
                                  OPTION PLAN
                                  (1999 Plan)

         This Amendment to the Charter Communications Option Plan, as amended through the date hereof (the "Plan"), is effective as of January 1, 2002.

1. Section 6.5 of the Plan is hereby amended by adding the following words after the end of the penultimate sentence:

         Unless the Committee provides otherwise in the Option Agreement, the Option will vest only while the Optionee is an Employee or Consultant. Notwithstanding the foregoing, the vesting of any Option shall continue during the period the Optionee is receiving severance payments provided Optionee enters into a release in the form acceptable to the Company.

2. Section 6.7(b) of the Plan is amended by adding the following words after the end of the penultimate sentence:

         or service as a Consultant, if later; provided however, that exercisability shall continue with respect to an Optionee who is receiving severance payment until sixty (60) days after severance payments cease, provided Optionee enters into a release in the form acceptable to the Company.

The terms of the Plan shall remain in full force and effect without modification or amendment except as expressly set forth herein.

                             AMENDMENT No. 4 TO THE
                             CHARTER COMMUNICATIONS
                                   OPTION PLAN

         This Amendment to the Charter Communications Option Plan as amended through the date hereof (the "Plan"), is effective as of January 27, 2003.

1. Article 6 of the Plan is hereby amended by adding the following section after Section 6.11:

                  Section 6.12 Option Repricing. Notwithstanding anything contained in the Plan to the contrary, the Administrator may, in its sole discretion, approve an Option repricing. For the purposes of the preceding sentence, an "Option repricing" shall include reducing the Exercise Price of any outstanding Option, permitting the cancellation, forfeiture or tender of outstanding Options in exchange for other equity awards or for new Options with a lower Exercise Price, by any other method repricing or replacing any outstanding Option, or taking any other action deemed to be a "repricing" under the rules of the national securities exchange or other market on which the shares of common stock of the Public Company are listed or admitted to trading.

The terms of the Plan shall remain in full force and effect without modification or amendment except as expressly set forth herein.

                                   Appendix F

[Note: Pursuant to Instruction 3 to Item 10 of Schedule 14A, the registrant is filing this Appendix electronically with the Proxy Statement. However, this Appendix is not a part of the Proxy Statement and is therefore not being delivered to shareholders.]


                          CHARTER COMMUNICATIONS, INC.

                            2001 STOCK INCENTIVE PLAN

                         (As Adopted February 12, 2001)

                          CHARTER COMMUNICATIONS, INC.

                            2001 STOCK INCENTIVE PLAN

         1.       Purpose.

                  The purpose of this Plan is to strengthen Charter Communications, Inc., a Delaware corporation (the "Company"), by providing an incentive to the employees, officers, consultants and directors of the Company, its Subsidiaries and Affiliates and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees who have received a written offer of employment), officers, consultants and directors of the Company, its Subsidiaries and Affiliates an added long-term incentive for high levels of performance and unusual efforts through the grant of Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Units and Performance Shares, Share Awards, Phantom Stock and Restricted Stock (as each term is herein defined).

         2.       Definitions.

                  For purposes of the Plan:

                  2.1 "Affiliate" means, with respect to any person or entity, any entity, directly or indirectly, controlled by, controlling or under common control with such person or entity.

                  2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

                  2.3 "Award" means a grant of Restricted Stock, Phantom Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award or any or all of them.

                  2.4      "Board" means the Board of Directors of the Company.

                  2.5      "Cause" means:

                           (a)      in the case of an Optionee or Grantee whose
employment with the Company or a Subsidiary is subject to the terms of an employment agreement between

                                    - 1 -                StockIncentivePlanFINAL
such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Cause", the term "Cause" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

                           (b)      in all other cases, the Optionee or Grantee
(i) has committed any crime, (ii) has committed any act of fraud, embezzlement or gross dishonesty, (iii) has committed any act of sex discrimination or sexual harassment under the provisions of any Federal, state or local law, resulting in any of the above cases in a material financial loss to the Company or damage to the reputation of the Company, (iv) has refused to comply with the lawful directives of the Board or of the Optionee's or Grantee's supervisors, within ten (10) days after written notice thereof from the Board or the Company, or (v) has engaged in conduct which constitutes gross negligence or willful misconduct, which conduct is not cured within ten (10) days after written notice thereof from the Board or the Company.

                  2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

                  2.7 A "Change in Control" shall mean the occurrence of any of the following:

                           (a)      An acquisition of any voting securities of
the Company by any "Person" or "Group" (as those terms are used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2.7(a), Shares or voting securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any Subsidiary or Affiliate of the Company,
(ii) the Company or any Subsidiary or Affiliate of the Company, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                           (b)      The individuals who, as of February 12,2001
are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least one half of the members of the Board or, following a Merger which results in a Parent Corporation, the board of directors of the Parent Corporation (as defined in paragraph (c)(i)(A) below); provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least one half of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                           (c)      The consummation of:

                                    (i)      A merger, consolidation or
reorganization with or into the Company or in which securities of the Company are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

                                             (A) (1) the stockholders of the
Company, immediately before such Merger own directly or indirectly immediately following such Merger more than fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation"), or (y) if any Person or Group, directly or indirectly, owns fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation (such Person or Group a "Parent Corporation"), the Parent Corporation; and,

                                             (2) the individuals who were
members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, or (y) the Parent Corporation, if the Parent Corporation, directly or indirectly, owns fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation; and

                                             (3) no Person other than (a) the
Company, (b) any Subsidiary or Affiliate of the Company, (c) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any Subsidiary or Affiliate of the Company, or (d) any Person who, immediately prior to such Merger had Beneficial Ownership of fifty percent (50%) or more of the then outstanding voting securities or Shares, has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation, or (y) the Parent Corporation, if the Parent Corporation, directly or indirectly, owns 50% or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation; or

                                             (B) immediately following such
Merger, the "Allen Entities" (as defined in the Restated Certificate of Incorporation of the Company) retain "Effective Voting Control." "Effective Voting Control" shall be deemed to be held by the Allen Entities if (x) they own in the aggregate, directly or indirectly, at least forty percent (40%) of the voting power of (1) the Surviving Corporation, or (2) the Parent Corporation, if the Parent Corporation, directly or indirectly, owns fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation, and (y) no other Person or Group owns, directly or indirectly, an amount equal to or greater than one half of the voting power held in the aggregate, directly or indirectly, by the Allen Entities;

                                    (ii)     A complete liquidation or
dissolution of the Company (other than where assets of the Company are transferred to or remain with Subsidiaries of the Company); or

                                    (iii)    The sale or other disposition of
all or substantially all of the assets of the Company, directly or indirectly, to any Person (other than a transfer to a Subsidiary or Affiliate of the Company, including, without limitation, the Allen Entities, if and only if the Allen Entities are Affiliates (individually or collectively) of the Company immediately prior to such sale or other disposition, or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company's stockholders of the stock of a Subsidiary or Affiliate of the Company or any other assets).

                  Notwithstanding the foregoing a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or voting securities as a result of the acquisition of Shares or voting securities by the Company which, by reducing the number of Shares or voting securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or voting securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or voting securities which increases the percentage of the then outstanding Shares or voting securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                  If an Eligible Individual's employment is terminated (A) by the Company without Cause within the thirty (30) day period immediately preceding a Change in Control or (B) at the written request of a third party (or such third party's agent) who has indicated an intention or taken steps reasonably calculated to effect a Change in Control, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

                  2.8 "Code" means the Internal Revenue Code of 1986, as amended.

                  2.9 "Committee" means at least one committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

                  2.10     "Company" means Charter Communications, Inc.

                  2.11     "Director" means a director of the Company.

                  2.12     "Disability" means:

                           (a)      in the case of an Optionee or Grantee whose
employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or

                           (b)      in all other cases, the term "Disability" as
used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties, and for which the Optionee or Grantee is also receiving benefits under the Company's long-term disability plan, if any, then in effect.

                  2.13 "Division" means any of the operating units or divisions of the Company or Subsidiary designated as a Division by the Committee in its discretion.

                  2.14 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

                  2.15 "Eligible Director" means a director of the Company who is not an employee of the Company, or any Subsidiary or Affiliate of the Company.

                  2.16 "Eligible Individual" means any of the following individuals who is designated by the Committee in its discretion as eligible to receive Options or Awards subject to the conditions set forth herein: (a) any director, officer or employee of the

Company or a Subsidiary or Affiliate of the Company, (b) any individual to whom the Company, or a Subsidiary or an Affiliate of the Company, has extended a formal offer of employment, or (c) any consultant or advisor of the Company or a Subsidiary. Notwithstanding the foregoing, an Eligible Individual shall not include a member of a collective bargaining unit, when, as a result of good faith bargaining between such member's designated collective bargaining representative and such member's employer (or predecessor employer) either (a) such member has been excluded from participation, or (b) such member's participation has not been expressly provided pursuant to the provisions of the collective bargaining agreement applicable to such member.

                  2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  2.18 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith.

                  2.19 Good Reason. (a) "Good Reason" means the occurrence after a Change in Control of any of the events or conditions described in subsections (1) through (8) hereof:

                  (1) a change in the Optionee's or Grantee's status, title, position or responsibilities (including reporting responsibilities) which represents an adverse change from his status, title, position or responsibilities as in effect at any time within ninety days preceding the date of a Change in Control or at any time thereafter; the assignment to the Optionee or Grantee of any duties or responsibilities which are inconsistent with his status, title, position or responsibilities as in effect at any time within ninety days preceding the date of a Change in Control or at any time thereafter; or any removal of the Optionee or Grantee from or failure to reappoint or reelect him to any of such offices or positions, except in connection with the termination of his employment for Disability, Cause, as a result of his death or by the Optionee or Grantee other than for Good Reason;

                  (2) a reduction in the Optionee's or Grantee's base salary or any failure to pay the Optionee or Grantee any compensation or benefits to which he is entitled within five days of notice thereof;

                  (3) a termination or reduction, without consent, of the facilities

(including office space and general location) and staff reporting available to the Optionee or Grantee;

                  (4) the Company's or the Subsidiary's requiring the Optionee or Grantee to be based at any place more than fifty (50) miles from the Optionee's or Grantee's principal place of employment, except for reasonably required travel on the Company's business which is not materially greater than such travel requirements prior to the Change in Control or relocation pursuant to a voluntary change in position;

                  (5) the failure by the Company or Subsidiary to provide the Optionee or Grantee with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which the Optionee or Grantee was participating at any time within ninety days preceding the date of a Change in Control or at any time thereafter;

                  (6) the insolvency or the filing (by any party, including the Company) of a petition for bankruptcy of the Company or Subsidiary, which petition is not dismissed within sixty days;

                  (7) any purported termination of the Optionee or Grantee's employment for Cause by the Company which does not comply with the terms of Section 2.5; or

                  (8) the failure of the Company or Successor to obtain an agreement, satisfactory to the Optionee or Grantee, from any Successors and Assigns to assume and agree to perform this Agreement, as contemplated in
Section 17 hereof.

                  (b) Any event or condition described in this Section 2.19(a)(1) through (8) which occurs prior to a Change in Control but which the Optionee or Grantee reasonably demonstrates (1) was at the request of a third party, or (2) otherwise arose in connection with, or in anticipation of, a Change in Control which actually occurs, shall constitute Good Reason for purposes of the Plan notwithstanding that it occurred prior to the Change in Control.

                  2.20 "Grantee" means a person to whom an Award has been granted under the Plan.

                  2.21 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

                  2.22 "Nonqualified Stock Option" means an Option which is not an incentive stock option as defined under Section 422 of the Code.

                  2.23     "Option" means a Nonqualified Stock Option.

                  2.24 "Optionee" means a person to whom an Option has been granted under the Plan.

                  2.25 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

                  2.26 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

                  2.27 "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

                  2.28 "Performance Cycle" means the time period specified by the Committee in its discretion at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

                  2.29     "Performance Objectives" has the meaning set forth in
Section 11.

                  2.30 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 10.

                  2.31 "Performance Units" means Performance Units granted to an Eligible Individual under Section 10.

                  2.32 "Phantom Stock" means a right granted to an Eligible Individual under Section 11 representing a number of hypothetical Shares.

                  2.33 "Plan" means this Charter Communications, Inc. 2001 Stock Incentive Plan, as amended and restated from time to time.

                  2.34 "Plan Administrator" means the individual so designated by the Committee in its discretion, or, in the absence of such designation, the head of the compensation department of the Company.

                  2.35 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

                  2.36 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 9.

                  2.37 "Retirement" means a termination of employment with the Company or a Subsidiary (i) after age 55, (ii) with the sum of the employee's age and years of service equaling 70 or more, and (iii) following one or more years of service from the date of grant. For the purposes of this section, "years of service" shall include years of service with the Company, as well as any years of service with an Affiliate or Subsidiary but only during such time as those entities are Affiliates or Subsidiaries.

                  2.38 "Share Award" means an Award of Shares granted pursuant to Section 11.

                  2.39 "Shares" means the Class A Common Stock, par value $.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

                  2.40 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in
Section 7 hereof.

                  2.41 "Subsidiary" means any entity, whether or not incorporated, in which the Company, directly or indirectly, (i) owns 35% or more of the outstanding equity or other ownership interests, (ii) owns 35% or more of the outstanding voting power, or (iii) has sole management responsibility.

                  2.42 "Successors and Assigns" for purposes of the Plan, shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company or a Subsidiary whether by operation of law or otherwise, and any affiliate of such Successors and Assigns.

         3.       Administration.

                  3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. If the Committee consists of more than one (1) member, a quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of one (1) or more Directors and may consist of the entire Board; provided, however, (A) if the Committee consists of less than the entire Board, then with respect to any Option or Award to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors each of whom shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) Directors each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons.

                  3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

                  3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power and the discretion from time to time to:

                           (a)      determine those Eligible Individuals to whom
Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

                           (b)      select those Eligible Individuals to whom
Awards shall be granted under the Plan and to determine the number of Shares in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

                           (c)      to construe and interpret the Plan and the
Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

                           (d)      to determine the duration and purposes for
leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                           (e)      to exercise its discretion with respect to
the powers and rights granted to it as set forth in the Plan; and

                           (f)      generally, to exercise such powers and to
perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

                  Notwithstanding the foregoing, the participation of an Eligible Individual represented by a collective-bargaining representative shall also be governed by the results of good-faith collective bargaining and/or any collective bargaining agreement resulting therefrom.

         4.       Stock Subject to the Plan; Grant Limitations.

                  4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 38,895,911 plus up to 21,068,102 Shares based on forfeitures, cancellations and terminations under Charter Communications Option Plan; provided, however, that in the aggregate, not more than 3,000,000 of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan (other than shares of Restricted Stock made in settlement of Performance Units pursuant to Section 11.1(b). The maximum number of Shares that may be the subject of Options and Stock Appreciation Rights granted to an Eligible Individual in any one calendar year period may not exceed 3,889,591 Shares. The maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Individual may receive in any calendar year in respect of Performance Units denominated in dollars may not exceed $15,000,000. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board in its discretion. If an Option or Stock Appreciation Right expires or terminates for any reason without having been exercised in full, the unpurchased Shares will continue to count against the maximum number of Shares for which Options and Stock Appreciation Rights may be granted to an Eligible Individual in any one calendar year.

                  4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

                           (a)      In connection with the granting of an Option
or an Award (other than the granting of a Performance Unit denominated in dollars), the number of

Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

                           (b)      In connection with the granting of a
Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

                  4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

         5.       Option Grants for Eligible Individuals.

                  5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

                  5.2 Exercise Price. The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee in its discretion and set forth in the Agreement; provided, however, that the exercise price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted unless the Options are substituted for options issued by another company where the Company or a Subsidiary acquires (whether by purchase, merger, or otherwise) all or substantially all of outstanding capital stock or assets of another company or in the event of any reorganization or other transaction qualifying under Code Section 424.

                  5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine in its discretion, provided that a Nonqualified Stock Option shall not be exercisable after the expiration of ten
(10) years from the date it is granted. Unless the Committee provides otherwise in the Agreement, an Option (i) may, upon the death, Disability or Retirement of the Optionee prior to the expiration of the Option, be exercised for up to two
(2) years following the date of the Optionee's death, Disability or Retirement, as applicable, (ii) may, following the voluntary termination of service by the Optionee or a termination other than for Cause, be exercised for up to sixty (60) days following the date of termination, and (iii) shall, in the event of a termination of service for Cause, be terminated effective immediately prior to such termination, whether or not such Option was then exercisable. The Committee may, in its discretion, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the first sentence hereof.

                  5.4 Vesting. Subject to Section 6.4, each Option shall entitle the Employee to purchase, in whole at any time or in part from time to time, 25% of the total number of Shares covered by the Option as of the first anniversary of the date of grant and an additional 25% of the total number of Shares covered by the Option after the expiration of each of the second, third and fourth anniversaries of the date of grant; provided however, that Options may become exercisable in such other installments (which need not be equal) and at such times as may be designated by the Committee in its discretion and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may, in its discretion, accelerate the exercisability of any Option or portion thereof at any time.

                  5.5 Deferred Delivery of Option Shares. The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the Option.

         6.       Terms and Conditions Applicable to All Options.

                  6.1 Non-Transferability. (a) No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, set forth in the Agreement evidencing an Option at the time of grant or thereafter, that the Option may be transferred to members of the Optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Option shall be deemed to be the Optionee. For this purpose, immediate family means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

                           (b)      Notwithstanding any thing to the contrary
herein, including, without limitation, the provisions of Section 5.3, if an Option has been transferred in accordance with this Section 6.1, the Option shall be exercisable solely by the transferee. The Option shall remain subject to the provisions of the Plan, including that it shall be exercisable only to the extent that the Optionee or Optionee's estate would have been entitled to exercise it if the Optionee had not transferred the Option. In the event of the death of the Optionee prior to the expiration of the right to exercise the transferred Option, the period during which the Option shall be exercisable shall terminate on the date one (1) year following the date of the Optionee's death. In the event of the death of the transferee prior to the expiration of the right to exercise the Option, the period during which the Option shall be exercisable by the executors, administrators, legatees and distributees of the transferree's estate, as the case may be, shall terminate on the date one (1) year following the date of the transferee's death. In no event, however, shall the Option be exercisable after the expiration of the Option period set forth in the terms and conditions of the Agreement. The Option shall be subject to such other rules as the Committee shall determine in its discretion.

                  6.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person, electronically or by mail to the Plan Administrator (or his or her designee) specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted; provided, however, that Options may not be exercised by an Optionee for twelve months following a hardship distribution to the Optionee, to the extent such exercise is prohibited under Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4). The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid, in any of the following forms (or any combination thereof): (a) cash, (b) the transfer, either actually or by attestation, to the Company of Shares that have been held by the Optionee for at least six (6) months (or such lesser period as may be permitted by the Committee in its discretion) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee in its discretion or
(c) a combination of cash and the transfer of Shares or such other methods as determined by the Committee in its discretion; provided, however, that the Committee may determine at any time in its discretion that the exercise price shall be paid only in cash. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee in its discretion. Any Shares transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee in its discretion, the Optionee shall deliver the Agreement evidencing the Option to the Plan Administrator (or his or her designee) who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. Unless otherwise determined by the Committee in its discretion, no fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

                  6.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until
(a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

                  6.4 Effect of Change in Control. Notwithstanding any other provision contained in this Plan, in the event of a Change in Control, any unvested Options issued under this Plan to any Optionee shall vest and become fully exercisable, subject to the provisions of Section 12.2, upon (i) the termination by the Company, Subsidiary, or Affiliate of the Optionee's employment other than for Cause or (ii) the termination of the Optionee's employment for Good Reason, during the 12-month period following the Change in Control. In the event of a Change in Control, the Committee may, in its discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date on which notice of such shortening is given to the Optionees);
(ii) arrange to have the surviving or successor entity assume the Options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise so that the Options or their replacements represent the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of a Change in Control with respect to or in exchange for the number of Shares purchasable and receivable upon the exercise of the Options had such exercise occurred in full prior to such Change in Control, or (iii) cancel Options upon the payment to the Optionee in cash, with respect to each Option to the extent then exercisable (including any Options as to which the exercise has been accelerated in accordance with this Section), of an amount that is equal to the Fair Market Value of the Shares subject to the option or portion thereof over the aggregate exercise price for such Shares under Option or portion thereof surrendered at the effective time of the Change in Control. The Committee may, in its discretion, also provide for one or more of the foregoing alternatives in any particular Option Agreement.

                  6.5 Relocation. If the Company shall relocate its existing headquarters outside the greater St. Louis, Missouri area on or before December 23, 2001 without the prior written consent of Jerald L. Kent, or of Barry L. Babcock or Howard L. Wood if Mr. Kent is not surviving at the time such consent is sought (a "Headquarters Breach"):

                           (a)      unless otherwise provided in the Optionee's
Agreement, with respect to any Optionee who is a member of the corporate staff and is employed and located at the St. Louis corporate headquarters and to whom Options have been granted and who does not relocate, if less than forty percent (40%) of the Options held by such Optionee have vested, then for purposes of this paragraph
(a) of Section 6.5, forty percent (40%) of all Options held by such Optionee, less: (i) the Options the Optionee has exercised, and (ii) the Options actually vested, will be deemed to have vested. With respect to such Optionee's Options which have vested and have not been exercised, and the Options which are deemed to have been vested pursuant to this paragraph (a) of Section 6.5, the Company shall pay, to each such Optionee in full satisfaction of such Options an amount equal to (A) the Fair Market Value of the Shares subject to the Options or portion thereof surrendered, over (B) the aggregate exercise price for such Shares under the Options or portion thereof surrendered;

                           (b)      if the sum of the payments to the Optionee
under Sections 6.5(a), 7.8(a), 9.7(a) and 10.6(a) equals an amount less than the Optionee's annual base salary at the time of the Headquarters Breach, then the Optionee shall receive a single additional payment in an amount equal to the difference between the Optionee's annual base salary and the sum of the payments under such Sections; and

                           (c)      if any payment is made to any Optionee
pursuant to paragraph (a) of Section 6.5 above, then all Options granted to such Optionee shall be automatically canceled.

         7.       Stock Appreciation Rights.

                  The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine in its discretion) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

                  7.1 Time of Grant. A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.

                  7.2      Stock Appreciation Right Related to an Option.

                           (a)      Exercise. A Stock Appreciation Right granted
in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable.

                           (b)      Amount Payable. Upon the exercise of a Stock
Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share exercise price under the related Option, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may, in its discretion, limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                           (c)      Treatment of Related Options and Stock
Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

                  7.3 Stock Appreciation Right Unrelated to an Option. The Committee may, in its discretion, grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 7.7), vesting and duration as the Committee shall determine in its discretion, but in no event shall they have a term of greater than ten (10) years. Unless the Committee provides otherwise in the Agreement, a Stock Appreciation Right (i) may, upon the death, Disability or Retirement of the Grantee prior to the expiration of the Stock Appreciation Right, be exercised for up to two (2) years following the date of the Grantee's death, Disability or Retirement, as applicable, (ii) may, following the voluntary termination of service by the Grantee or a termination other than for Cause, be exercised for up to sixty (60) days following the date of termination, and (iii) shall, in the event of a termination of service for Cause, be terminated effective immediately prior to such termination, whether or not such Stock Appreciation Right was then exercisable. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (b) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may, in its discretion, limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                  7.4 Non-Transferability. No Stock Appreciation Right shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative. The terms of such Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

                  7.5 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person, electronically or by mail to the Plan Administrator (or his or her designee) specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee in its discretion, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Plan Administrator (or his or her designee) who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

                  7.6 Form of Payment. Payment of the amount determined under Sections 7.2(b) or 7.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee in its discretion decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

                  7.7 Effect of Change in Control. Notwithstanding any other provision contained in this Plan, in the event of a Change in Control, any unvested Stock Appreciation Rights issued under this Plan to any Grantee shall vest and become fully exercisable, subject to the provisions of Section 12.2, upon (i) the termination by the Company, Subsidiary, or Affiliate of the Grantee's employment other than for Cause or (ii) the termination of the Grantee's employment for Good Reason, during the 12 month period following the Change in Control. In the event of a Change the Committee may, in its discretion, do one or more of the following: (i) shorten the period during which Stock Appreciate Rights are exercisable (provided they remain exercisable for at least thirty (30) days after the date on which notice of such shortening is given to the Grantees); (ii) arrange to have the surviving or successor entity assume the Stock Appreciation Rights or grant replacement Stock Appreciation Rights with appropriate adjustments so that the Stock Appreciation Rights or their replacements represent the right to receive cash as may be payable as a result of a Change in Control with respect to the amount of cash receivable upon the exercise of the Stock Appreciation Rights had such exercise occurred in full prior to such Change in Control, or (iii) cancel Stock Appreciation Rights upon the payment to the Grantees in cash, with respect to each Stock Appreciation Rights to the extent then exercisable (including any Stock Appreciation Rights as to which the exercise has been accelerated in accordance with this Section), of an amount that is equal to the Fair Market Value of the Shares subject to the Stock Appreciation Right or portion thereof over the aggregate exercise price for such Shares under the Stock Appreciation Right or portion thereof surrendered at the effective time of the Change in Control. The Committee may, in its discretion, also provide for one or more of the foregoing alternatives in any particular Agreement.

                  7.8 Relocation. If the Company shall relocate its existing headquarters outside the greater St. Louis, Missouri area on or before December 23, 2001 without the prior written consent of Jerald L. Kent, or of Barry L. Babcock or Howard L. Wood if Kent is not surviving at the time such consent is sought (a "Headquarters Breach"):

                           (a)      unless otherwise provided in the Agreement,
with respect to any Grantee who is a member of the corporate staff and is employed and located at the St. Louis corporate headquarters and to whom Stock Appreciation Rights have been granted and who does not relocate, if less than forty percent (40%) of the Stock Appreciation Rights held by such Grantee have vested, then for purposes of this paragraph (a) of Section 7.8, forty percent (40%) of all Stock Appreciation Rights held by such Grantee, less: (i) the Stock Appreciation Rights the Grantee has exercised, and (ii) the Stock Appreciation Rights actually vested, will be deemed to have vested. With respect to such Grantee's Stock Appreciation Rights which have vested and have not been exercised, and the Stock Appreciation Rights which are deemed to have been vested pursuant to this paragraph (a) of Section 7.8, the Company shall pay, to each such Grantee in full satisfaction of such Stock Appreciation Rights an amount equal to (I)(A) the Fair Market Value of the Shares subject to the Stock Appreciation Rights or portion thereof surrendered, over (B) the aggregate exercise price for such Shares under the Stock Appreciation Rights or portion thereof surrendered, and (II) the amount, if any, specified in Section 6.5(b); and

                           (b)      if any payment is made to any Grantee
pursuant to paragraph (a) of Section 7.8 above, then all Stock Appreciation Rights granted to such Grantee shall be automatically canceled.

         8.       Dividend Equivalent Rights.

                  Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option or Award or as a separate Award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights is to be deferred, the Committee shall, in its discretion, determine whether such amount is to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee may, in its discretion, determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments as the Committee, in its discretion, determines.

         9.       Restricted Stock.

                  9.1 Grant. The Committee may, in its discretion, grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 9.

                  9.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may, in its discretion, require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, or any documents which the Committee may, in its discretion, require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee in its discretion determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                  9.3 Non-Transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

                  9.4      Lapse of Restrictions.

                           (a)      Generally. Restrictions upon Shares of
Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine in its discretion. The Agreement evidencing the Award shall set forth any such restrictions.

                           (b)      Effect of Change in Control. Notwithstanding
any other provision contained in this Plan, in the event of a Change in Control, any restrictions with respect to Restricted Stock issued under this Plan to any Grantee shall lapse, subject to the provisions of Section 12.2, upon (i) the termination by the Company, Subsidiary, or Affiliate of the Optionee's employment other than for Cause or (ii) the termination of the Optionee's employment for Good Reason, during the 12 month period following the Change in Control. In the event of a Change the Committee may, in its discretion, do one or more of the following: (i) arrange to have the surviving or successor entity assume the Restricted Stock or grant replacement Restricted Stock with appropriate adjustments in the number and kind of securities so that the Restricted Stock Award or its replacement represents the right to the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of a Change in Control with respect to or in exchange for the number of Shares receivable upon the lapse of restrictions had such lapse of restrictions occurred in full prior to such Change in Control, or (ii) cancel the Restricted Stock Award upon the payment to the Grantees in cash, with respect to each Restricted Stock Award to the extent then lapsed (including any Restricted Stock as to which the lapse of restrictions has been accelerated in accordance with this Section), of an amount that is equal to the Fair Market Value of the Shares subject to the Restricted Stock Award surrendered at the effective time of the Change in Control. The Committee may, in its discretion, also provide for one or more of the foregoing alternatives in any particular Agreement.

                  9.5 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall, in its discretion, determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee may, in its discretion, determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

                  9.6 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

                  9.7 Relocation. If the Company shall relocate its existing headquarters outside the greater St. Louis, Missouri area on or before December 23, 2001 without the prior written consent of Jerald L. Kent, or of Barry L Babcock or Howard L. Wood if Kent is not surviving at the time such consent is sought (a "Headquarters Breach"):

                           (a)      unless otherwise provided in the Agreement,
with respect to any Grantee who is a member of the corporate staff and is employed and located at the St. Louis corporate headquarters and to whom Restricted Stock Awards have been granted and who does not relocate, if less than forty percent (40%) of the restrictions have lapsed with respect to Restricted Stock held by such Grantee, then for purposes of this paragraph (a) of Section 9.7, the restrictions with respect to forty percent (40%) of all Restricted Stock held by such Grantee will be deemed to have lapsed. With respect to such Grantee's Restricted Stock with lapsed restrictions and restrictions which are deemed to have been lapsed pursuant to this paragraph (a) of Section 9.7, the Company shall pay, to each such Grantee in full satisfaction of such Restricted Stock Award an amount equal to (I) the Fair Market Value of Shares subject to such Award and (II) the amount, if any, specified in Section 6.5(b); and

                           (b)      if any payment is made to any Grantee
pursuant to paragraph (a) of Section 9.7 above, then all Restricted Stock granted to such Grantee shall be automatically canceled.

         10.      Performance Awards.

                  10.1 Performance Units. The Committee may, in its discretion, grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 10.3(c) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee in its discretion, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may, in its discretion, at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

                           (a)      Vesting and Forfeiture. Subject to Sections
10.3(c) and 10.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

                           (b)      Payment of Awards. Subject to Section
10.3(c), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 10.4, such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Committee shall, in its discretion, determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

                  10.2 Performance Shares. The Committee may, in its discretion, grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                           (a)      Rights of Grantee. The Committee shall
provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                           (b)      Non-Transferability. Until any restrictions
upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 10.2(c) or 10.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may, in its discretion, also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                           (c)      Lapse of Restrictions. Subject to Sections
10.3(c) and 10.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

                           (d)      Treatment of Dividends. At the time the
Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee may, in its discretion, determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                           (e)      Delivery of Shares. Upon the lapse of the
restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

                  10.3     Performance Objectives

                           (a)      Establishment. Performance Objectives for
Performance Awards may based on and expressed in terms of one or more of the following business criteria: (i) revenue, (ii) net income, (iii) operating income, (iv) earnings, (v) net earnings, (vi) Share price, (vii) cash flow,
(viii) EBITDA, (ix) total shareholder return, (x) total shareholder return relative to peers, (xi) financial returns (including, without limitation, return on assets, return on equity and return on investment), (xii) cost reduction targets, (xiii) customer satisfaction, (xiv) customer growth, (xv) employee satisfaction, (xvi) pre-tax profits, (xvii) net earnings, or (xiii) any combination of the foregoing. Performance Objectives (and underlying business criteria, as applicable) may be in respect of: (i) the performance of the Company, (ii) the performance of any of its Subsidiaries, (iii) the performance of any of its Divisions, (iv) a per Share basis, (v) a per subscriber basis, or
(vi) any combination of the foregoing. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The formula for determining Performance Objectives may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary, unusual or nonrecurring gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, and foreign exchange impacts. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

                           (b)      Effect of Certain Events. At the time of the
granting of a Performance Award, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the Committee may, in its discretion, provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary or nonrecurring events.

                           (c)      Determination of Performance. Prior to the
vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance Based Compensation.

                  10.4 Effect of Change in Control. In the event of a Change in Control, unless otherwise determined by the Committee in its discretion and set forth in the Agreement evidencing the Award, and subject to the provisions of Section 12.2, upon (i) the termination by the Company, Subsidiary, or Affiliate of the Optionee's employment other than for Cause or (ii) the termination of the Optionee's employment for Good Reason, during the 12 month period following the Change in Control;

                           (a)      With respect to Performance Units, the
Grantee shall (i) become vested in all outstanding Performance Units as if all Performance Objectives had been satisfied at the maximum level and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after termination of employment.

                           (b)      With respect to Performance Shares, all
restrictions shall lapse immediately on all outstanding Performance Shares as if all Performance Objectives had been satisfied at the maximum level.

                           (c)      The Agreements evidencing Performance Shares
and Performance Units shall provide for the treatment of such Awards (or portions thereof), if any, which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

                           (d)      Notwithstanding the above, the Committee
may, in its discretion, do one or more of the following: (i) arrange to have the surviving or successor entity assume the Performance Units or Performance Shares or grant replacement Performance Units or Performance Shares, as applicable, with appropriate adjustments so that such Awards or their replacements represent the right to receive cash or Shares as may be payable as a result of a Change in Control with respect to the amount of cash or Shares receivable pursuant to such Awards had payment under such Awards occurred in full prior to such Change in Control, or (ii) cancel the Performance Units or Performance Shares upon the payment to the Grantees in cash with respect to each such Award to the extent then otherwise payable in cash or in Shares (including any Awards as to which vesting or lapse of restrictions has taken place in accordance with (a) and (b) of this Section), of an amount, with respect to Performance Units, that is equal to the amount of cash payable as if all Performance Objectives had been satisfied at the maximum level, and, with respect to Performance Shares, that is equal to the Fair Market Value of the Shares payable as if all Performance Objectives had been satisfied at the maximum level.

                  10.5 Non-Transferability. Until the vesting of Performance Units or the lapsing of any restrictions on Performance Shares, as the case may be, such Performance Units or Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

                  10.6 Relocation. If the Company shall relocate its existing headquarters outside the greater St. Louis, Missouri area on or before December 23, 2001 without the prior written consent of Jerald L. Kent, or of Barry L Babcock or Howard L. Wood if Kent is not surviving at the time such consent is sought (a "Headquarters Breach"):

                           (a)      unless otherwise provided in the Agreement,
with respect to any Grantee who is a member of the corporate staff and is employed and located at the St. Louis corporate headquarters and to whom Performance Units or Performance Shares have been granted and who does not relocate, if less than forty percent (40%)of the performance levels with respect to such Awards have been met, then for purposes of this paragraph (a) of Section 10.6, (i) with respect to Performance Units, the Grantee shall (A) become vested in all outstanding Performance Units as if all Performance Objectives had been satisfied at forty percent (40%) of the maximum level and (B) be entitled to receive in respect of all such Performance Units which become vested a cash payment within ten (10) days after such Headquarters Breach, and (ii) with respect to Performance Shares, restrictions shall lapse immediately on outstanding Performance Shares as if Performance Objectives had been satisfied at forty percent (40%) of the maximum level. With respect to such Grantee's Awards with vesting or lapsed restrictions pursuant to this paragraph (a) of
Section 10.6, the Company shall pay, to each such Grantee in full satisfaction of such Awards an amount equal to (I) the Fair Market Value of Shares subject to such Award and (II) the amount, if any, specified in Section 6.5(b); and

                           (b)      if any payment is made to any Grantee
pursuant to paragraph (a) of Section 10.6 above, then all Restricted Stock granted to such Grantee shall be automatically canceled.

         11.      Other Share Based Awards.

                  11.1 Share Awards. The Committee may, in its discretion, grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

                  11.2     Phantom Stock Awards.

                           (a)      Grant. The Committee may, in its discretion,
grant shares of Phantom Stock to any Eligible Individuals. Such Phantom Stock shall be subject to the terms and conditions established by the Committee in its discretion and set forth in the applicable Agreement.

                           (b)      Payment of Awards. Upon the vesting of a
Phantom Stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of

Phantom Stock which shall be equal to the Fair Market Value of a Share as of the date the Phantom Stock Award was granted, or such other date as determined by the Committee in its discretion at the time the Phantom Stock Award was granted. The Committee may, in its discretion, at the time a Phantom Stock Award is granted, provide a limitation on the amount payable in respect of each share of Phantom Stock. In lieu of a cash payment, the Committee may, in its discretion, settle Phantom Stock Awards with Shares having a Fair Market Value equal to the cash payment to which the Grantee has become entitled.

         12.      Effect of a Termination of Employment.

                  12.1 The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

                  12.2     Excise Tax Limitation.

                           (a)      Notwithstanding anything contained in this
Plan to the contrary, to the extent that any payment, distribution or acceleration of vesting to or for the benefit of the Optionee or Grantee by the Company (within the meaning of Section 280G of the Code and the regulations thereunder), whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise (the "Total Payments") is or will be subject to the excise tax imposed under Section 4999 of the Code (the "Excise Tax"), then the Total Payments shall be reduced (but not below zero) if and to the extent that a reduction in the Total Payments would result in the Optionee or Grantee retaining a larger amount, on an after-tax basis (taking into account federal, state and local income taxes and the Excise Tax), than if the Optionee or Grantee received the entire amount of such Total Payments. Unless the Optionee or Grantee shall have given prior written notice specifying a different order to the Company to effectuate the foregoing, the Company shall reduce or eliminate the Total Payments, by first reducing or eliminating the portion of the Total Payments which are payable in cash and then by reducing or eliminating non-cash payments, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time from the Determination (as hereinafter defined). Any notice given by the Optionee or Grantee pursuant to the preceding sentence shall take precedence over the provisions of any other plan, arrangement or agreement governing the Executive's rights and entitlements to any benefits or compensation.

                           (b)      The determination of whether the Total
Payments shall be reduced as provided in Section 12.2 (a) and the amount of such reduction shall be made at the Company's expense by an accounting firm selected by the Optionee or Grantee from among the six largest accounting firms in the United States or at the Optionee's or Grantee's expense by an attorney selected by the Optionee or Grantee. Such accounting firm or attorney (the "Determining Party") shall provide its determination (the "Determination"), together with detailed supporting calculations and documentation to the Company and the Optionee or Grantee within ten (10) days of the termination of Optionee's or Grantee's employment. If the Determining Party determines that no Excise Tax is payable by the Optionee or Grantee with respect to the Total Payments, it shall furnish the Optionee or Grantee with an opinion reasonably acceptable to the Optionee or Grantee that no Excise Tax will be imposed with respect to any such payments and, absent manifest error, such Determination shall be binding, final and conclusive upon the Company and the Optionee or Grantee. If the Determining Party determines that an Excise Tax would be payable, the Company shall have the right to accept the Determination of the Determining Party as to the extent of the reduction, if any, pursuant to Section 12.2 (a), or to have such Determination reviewed by an accounting firm selected by the Company, at the Company's expense. If the Company's accounting firm and the Determining Party do not agree, a third accounting firm shall be jointly chosen by the Determining Party and the Company, in which case the determination of such third accounting firm shall be binding, final and conclusive upon the Company and the Optionee or Grantee.

         13.      Adjustment Upon Changes in Capitalization.

                           (a)      In the event of a Change in Capitalization,
the Committee shall conclusively determine the appropriate proportional adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual in any one calendar year period, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the exercise price therefor, if applicable,
(iv) for Stock Appreciation Rights unrelated to an Option, the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, and (v) the Performance Objectives.

                           (b)      Any such adjustment in the Shares or other
stock or securities subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Options or Awards as Performance-Based Compensation.

                           (c)      If, by reason of a Change in Capitalization,
a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the

Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

         14.      Effect of Certain Transactions.

                  Subject to Sections 6.4, 7.7, 9.4(b) and 10.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a "Transaction") that does not constitute a Change in Control, the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that the Committee may, in its discretion, do one or more of the following: (i) shorten the period during which Options and Awards are exercisable (provided they remain exercisable for at least thirty (30) days after the date on which notice of such shortening is given to the Optionees or Grantees); (ii) accelerate the vesting schedule or the lapse of any restrictions with respect to Options and Awards, (iii) arrange to have the surviving or successor entity assume the Options and Awards or grant replacement Options and Awards with appropriate adjustments in the exercise prices, and adjustments in the number and kind of securities issuable upon exercise or lapse of restrictions or adjustments so that the Options and Awards or their replacements represent the right to purchase or receive the stock, securities or other property (including cash) as may be issuable or payable as a result of such Transaction with respect to or in exchange for the number of Shares purchasable and receivable upon the exercise of the Options and Awards had such exercise occurred in full prior to the Transaction, or (iv) with the prior written consent of the Optionee or Grantee (unless otherwise stated in the Agreement), cancel the Options and Awards upon the payment to the Grantees in cash (A) with respect to each Options and Award to the extent exercisable for or payable in Shares, of an amount that is equal to the Fair Market Value of the Shares subject to the Award or portion thereof over the aggregate exercise price for such Shares under the Award or portion thereof surrendered at the effective time of the Transaction, or (B) with respect to each Award to the extent not exercisable for or payable in Shares, of an amount that is equal to the cash value of the Award or portion thereof surrendered at the effective time of the Transaction. The Committee may, in its discretion, also provide for one or more of the following alternatives in any particular Agreement. The treatment of any Option or Award as provided in this Section 14 shall be conclusively presumed to be appropriate for purposes of Section 10.

         15.      Interpretation.

                  Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

                           (a)      The Plan is intended to comply with Rule
16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                           (b)      Unless otherwise expressly stated in the
relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as Performance-Based Compensation.

         16.      Pooling Transactions.

                  Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (b) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

         17.      Successors; Binding Agreement.

                  17.1 This Plan shall be binding upon and shall inure to the benefit of the Company, its Successors and Assigns, and the Company shall require any Successors and Assigns to expressly assume and agree to comply with the terms of the Plan in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place.

         18. Termination and Amendment of the Plan or Modification of Options and Awards.

                  18.1 Plan Amendment or Termination. The Plan shall terminate as of the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                           (a)      no such amendment, modification, suspension
or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

                           (b)      to the extent necessary under any applicable
law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

                  18.2 Modification of Options and Awards. Subject to the provisions of the Plan, no modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the consent of the Optionee or Grantee, as the case may be.

         19.      Non-Exclusivity of the Plan.

                  The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         20.      Limitation of Liability.

                  As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                           (a)      give any person any right to be granted an
Option or Award other than at the sole discretion of the Committee;

                           (b)      give any person any rights whatsoever with
respect to Shares except as specifically provided in the Plan;

                           (c)      limit in any way the right of the Company or
any Subsidiary to terminate the employment of any person at any time; or

                           (d)      be evidence of any agreement or
understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         21.      Regulations and Other Approvals; Governing Law.

                  21.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

                  21.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee in its discretion.

                  21.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority.

                  21.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee in its discretion.

                  21.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may, in its discretion, require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

         22.      Miscellaneous.

                  22.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may, in its discretion, also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

                  22.2     Withholding of Taxes.

                           (a)      At such times as an Optionee or Grantee
recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes. Notwithstanding the foregoing, the Committee may, in its discretion, provide that an Optionee or Grantee shall not be entitled to exercise or receive an Award, as applicable, for which cash has not been provided by the Optionee or Grantee with respect to the Withholding Taxes applicable to such Award.

                           (b)      Notwithstanding the foregoing, if Options
have been transferred pursuant to the provisions of Section 6.1 the Optionee shall provide the Company with funds sufficient to pay such tax withholding when such withholding is due. Furthermore, if such Optionee does not satisfy the applicable tax withholding obligation, the transferee may provide the funds sufficient to enable the Company to pay the tax withholding. However, if Options have been transferred, the Company shall have no right to retain or sell without notice, or to demand surrender from the transferee of, shares of Stock in order to pay such tax withholding.

                  22.3 Effective Date. The effective date of this Plan shall be as determined by the Board in its discretion, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

                                  AMENDMENT ONE
                                     TO THE
                          CHARTER COMMUNICATIONS, INC.
                            2001 STOCK INCENTIVE PLAN

         This Amendment (the "Amendment") to the Charter Communications Inc. 2001 Stock Incentive Plan is dated as of June 6, 2001.

                  Section 2.16 of the Plan is hereby amended in its entirety to read as follows:

                  "Eligible Individual" means any of the following individuals who is designated by the Committee in its discretion as eligible to receive Options or Awards subject to the conditions set forth herein: (a) any director, officer or employee of the Company or a Subsidiary or Affiliate of the Company, (b) any individual to whom the Company, or a Subsidiary or an Affiliate of the Company, has extended a formal offer of employment, or (c) any consultant or advisor of the Company or a Subsidiary. Notwithstanding the foregoing, the eligibility and/or participation of those employees represented by a collective bargaining representative shall be governed solely by the results of good faith negotiations between the Company and such employees' representative and/or by the express terms of any collective bargaining agreement resulting therefrom.

                                  AMENDMENT TWO
                                     TO THE
                          CHARTER COMMUNICATIONS, INC.
                            2001 STOCK INCENTIVE PLAN

         This Amendment (the "Amendment") to the Charter Communications Inc. 2001 Stock Incentive Plan, as amended through the date hereof (the "Plan"), is dated as of October 30, 2001.

Section 2.18 of the Plan is hereby amended in its entirety to read as follows:

         2.18 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not so listed or admitted to trading, the average of the high and low sales prices of the Shares on such date on the Nasdaq or other market on which such prices are regularly quoted or reported, or, if there have been no regularly quoted or reported high and low sales prices with respect to the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith.

         The terms of the Plan shall remain in full force and effect without modification or amendment except as expressly set forth herein.

                                 AMENDMENT THREE
                                     TO THE
             CHARTER COMMUNICATIONS, INC. 2001 STOCK INCENTIVE PLAN

      This Amendment to the Charter Communications, Inc. 2001 Stock Incentive Plan, as amended through the date hereof (the "Plan"), is effective as of January 1, 2002.

1. Section 5.3 of the Plan is hereby amended by adding the following words to the end of the penultimate sentence:

      and, provided further, that termination for this purpose is the later of
      (x) with respect to an Optionee who upon termination of employment as an employee remains an Eligible Individual shall occur only when the Optionee is no longer an Eligible Individual and (y) or with respect to Optionee who is receiving severance payment shall occur when such payments cease, provided Optionee enters into a release in the form acceptable to the Company.

2.    Section 5.4 of the Plan is amended in its entirety to read as follows:

      5.4 Vesting. Subject to Section 6.4, each Option shall entitle the Eligible Individual to purchase, in whole at any time or in part from time to time, 25% of the total number of Shares covered by the Option as of the first anniversary of the date of grant and an additional 25% of the total number of Shares covered by the Option after the expiration of each of the second, third and fourth anniversaries of the date of grant while the Optionee is an Eligible Individual; provided however, that Options (i) may vest in such other installments (which need not be equal) and at such times as may be designated by the Committee in its discretion and set forth in the Agreement, and (ii) unless the Committee provides otherwise in the Agreement, shall continue to vest only while the Optionee is an Eligible Individual. Notwithstanding the foregoing, the vesting of any Option shall continue during the period the Optionee is receiving severance payments provided Optionee enters into a release in the form acceptable to the Company. The Committee may, in its discretion, permit the continued vesting or accelerate the vesting of any Option or portion thereof at any time.

3. Section 6.1 is amended by replacing the first sentence thereof with the following:

      Notwithstanding any other provision contained in this Plan, in the event of a Change in Control, any unvested Options issued under this Plan to an Optionee who is an employee of the Company or a Subsidiary or Affiliate of the Company shall vest and become fully exercisable, subject to the provisions of Section 12.2, upon (i) the termination by the Company, Subsidiary, or Affiliate of the Optionee's employment other than for Cause or (ii) the termination of the Optionee's employment for Good Reason, during the 12-month period following the Change in Control.

The terms of the Plan shall remain in full force and effect without modification or amendment except as expressly set forth herein.

                                 AMENDMENT FOUR
                                     TO THE
                          CHARTER COMMUNICATIONS, INC.
                            2001 STOCK INCENTIVE PLAN



      This Amendment (the "Amendment") to the Charter Communications Inc. 2001 Stock Incentive Plan, as amended through the date hereof (the "Plan"), is dated as of October 29, 2002.

Section 4.1 of the Plan is hereby amended to replace the first sentence thereof with the following sentence:

      The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 68,895,911 plus up to 21,068,102 Shares based on forfeitures, cancellations and terminations under Charter Communications Option Plan; provided, however, that in the aggregate, not more than 3,000,000 of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan (other than shares of Restricted Stock made in settlement of Performance Units pursuant to Section 11.1(b).

      The terms of the Plan (including the remainder of Section 4.1) shall remain in full force and effect without modification or amendment except as expressly set forth herein.

                                 AMENDMENT FIVE
                                     TO THE
                          CHARTER COMMUNICATIONS, INC.
                            2001 STOCK INCENTIVE PLAN

         This Amendment to the Charter Communications, Inc. 2001 Stock Incentive Plan, as amended through the date hereof (the "Plan"), is effective as of January 27, 2003.

1. Article 5 of the Plan is hereby amended by adding the following section after Section 5.5:

                  Section 5.6 Option Repricing. Notwithstanding anything contained in this Plan to the contrary, the Committee may, in its sole discretion, approve an Option repricing. For the purposes of the preceding sentence, an "Option repricing" shall include reducing the exercise price per share of any outstanding Option, permitting the cancellation, forfeiture or tender of outstanding Options in exchange for other Awards or for new Options with a lower exercise price per Share, by any other method repricing or replacing any outstanding Option, or taking any other action deemed to be a "repricing" under the rules of the national securities exchange or other market on which the Shares are listed or admitted to trading.

The terms of the Plan shall remain in full force and effect without modification or amendment except as expressly set forth herein.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO DIRECTION      Please       [ ]
IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTOR          Mark Here
NOMINEE, AND FOR PROPOSALS 2, 3 AND 4.                      for Address
                                                            Change or
                                                            Comments
                                                            SEE REVERSE SIDE

MANAGEMENT RECOMMENDS A VOTE "FOR" EACH PROPOSAL:

NOMINEE 01 NANCY B. PERETSMAN                    2. AMENDMENT TO THE COMPANY'S 2001 STOCK INCENTIVE PLAN  FOR   AGAINST  ABSTAIN
                                                    TO INCREASE BY 30,000,000 SHARES THE NUMBER OF SHARES [ ]     [ ]      [ ]
1. ELECTION OF CLASS A / CLASS B DIRECTOR           OF CLASS A COMMON STOCK AUTHORIZED FOR ISSUANCE
                                                    UNDER THE PLAN
   FOR         WITHHELD AUTHORITY TO
 NOMINEE         VOTE FOR NOMINEE                3. AMENDMENTS TO THE 1999 OPTION PLAN AND THE 2001       FOR   AGAINST  ABSTAIN
   [ ]                [ ]                           STOCK INCENTIVE PLAN TO AUTHORIZE THE REPRICING       [ ]     [ ]      [ ]
                                                    OF OUTSTANDING STOCK OPTIONS
The undersigned hereby acknowledges receipt of
the Notice of Annual Meeting and accompanying    4. RATIFICATION OF KPMG LLP AS INDEPENDENT PUBLIC        FOR   AGAINST  ABSTAIN
2003 Proxy Statement and the 2002 Annual            ACCOUNTANTS                                           [ ]    [ ]      [ ]
Report.

                                                          Check here if you  [ ]
                                                         plan to attend the
                                                            ANNUAL MEETING.

                       PLEASE NOTE: Cameras and recording devices are not permitted at the Annual Meeting.

                       You may be asked to present valid picture identification, such as a driver's license in order to be admitted to the meeting and may be subject to other security measures.

SIGNATURE(S)____________________________________________DATE____________________

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. WHEN SIGNING ON BEHALF OF A CORPORATION OR PARTNERSHIP, THE PERSON SIGNING MUST BE AN AUTHORIZED SIGNER AND MUST STATE THE CAPACITY IN WHICH HE OR SHE IS SIGNING ON BEHALF OF THE CORPORATION OR PARTNERSHIP.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                             CHARTER COMMUNICATIONS

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned does hereby appoint Carl E. Vogel, with full power of substitution, as the true and lawful attorney-in-fact, agent and proxy of the undersigned at the Annual Meeting of Shareholders of Charter Communications, Inc. to be held on July 23, 2003, commencing at 10:00 A.M., Pacific Daylight Time, at The W Seattle Hotel, 1112 Fourth Avenue, Seattle, Washington and at any and all adjournments or postponements of said meeting, to vote all the shares of the Class A Common Stock of the company held of record by the undersigned at the close of business on May 27, 2003. The undersigned does hereby authorize such attorney-in-fact, agent and proxy to vote in his discretion upon such other matters as may properly come before such Annual Meeting and at any adjournment or postponement thereof.

         This proxy, if properly executed, will be voted in the manner directed by the undersigned, or if no direction is given will be voted FOR the named director nominee, FOR the amendment to the Company's 2001 stock incentive plan to increase shares, FOR the amendments to the 1999 Option Plan and 2001 Plan to authorize repricing, and FOR ratification of the appointment of KPMG LLP as independent public accountants, and in any case will be voted pursuant to the discretion of the proxyholder on such other business as may properly come before the meeting.

PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS FORM AND RETURN IT IN THE ENCLOSED ENVELOPE.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

      YOU CAN NOW ACCESS YOUR CHARTER COMMUNICATIONS, INC. ACCOUNT ONLINE.

Access your Charter Communications, Inc. shareholder account online via Investor ServiceDirect(R)(ISD).

Mellon Investor Services LLC, agent for Charter Communications, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

      -   View account status             -   View payment history for dividends

      -   View certificate history        -   Make address changes

      -   View book-entry information     -   Obtain a duplicate 1099 tax form

                                          -   Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP 1: FIRST TIME USERS - ESTABLISH A PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

THE CONFIDENTIALITY OF YOUR PERSONAL INFORMATION IS PROTECTED USING SECURE SOCKET LAYER (SSL) TECHNOLOGY.

-   SSN or Investor ID

-   PIN

-   Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

STEP 2: LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access your account please enter your:

-   SSN or Investor ID

-   PIN

-   Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.

STEP 3: ACCOUNT STATUS SCREEN

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

-   Certificate History

-   Book-Entry Information

-   Issue Certificate

-   Payment History

-   Address Change

-   Duplicate 1099